UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
|MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 1677

John Hancock Capital Series
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Alfred P. Ouellette
Senior Attorney and Assistant Secretary

601 Congress Street
Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4324

Date of fiscal year end:	December	31
Date of reporting period:	December	31, 2005
ITEM 1. REPORT TO SHAREHOLDERS.

JOHN HANCOCK

Core Equity Fund

12.31.2005 Annual Report

John Hancock

JOHN HANCOCK FUNDS

Your fund at a glance

Managers’ report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Your expenses
page 8

Fund’s investments
page 10

Financial statements
page 17

Trustees & officers
page 36

For more information
page 41

To Our Shareholders,

The mutual fund industry has seen enormous growth over the last several decades. A good half of all American households are now invested in at least one mutual fund and the industry has grown to more than $8 trillion invested in some 7,000–8,000 mutual funds. With this growth, investors and their financial professionals have had access to an increasing array of investment choices -- and greater challenges as they try to find the best-performing funds to fit their investment objectives.

Morningstar, Inc., a major independent analyst of the mutual fund industry, has provided investors and their advisors with an important evaluation tool since 1985, when it launched its “star” rating. Based on certain measurements, the Morningstar Rating for funds reflects each fund’s risk-adjusted return compared to a peer group, designating the results with a certain number of stars, from five stars for the best down to one star. The star ranking system has become the gold standard, with 4- and 5-star funds accounting for the bulk of fund sales.

As good, and important, as this ranking measurement has been, we have long taken issue with part of the process that adjusts performance on broker-sold Class A shares for “loads” -- or up-front commissions. We have argued that this often does not accurately reflect an A share investor’s experience, since they increasingly are purchasing A shares in retirement plans and fee-based platforms that waive the up-front fee.

We are pleased to report that Morningstar has acknowledged this trend and has added a new rating for Class A shares on a no-load basis, called the “Load-Waived A Share” rating, that captures the experience of an investor who is not paying a front-end load. This new rating will better assist our plan sponsors, 401(k) plan participants and clients of financial professionals who invest via fee-based platforms or commit to invest more than a certain dollar amount, in evaluating their choice of mutual funds.

Since being implemented in early December 2005, the impact on our funds has been terrific. Under the new load-waived rating, 11 of our 32 open-end retail mutual funds increased their ratings to either a 4- or 5-star rank. In total, 12 of our funds now have 4- or 5-star rankings on their load-waived A shares, as of December 31, 2005.

We commend Morningstar for its move and urge our shareholders to consider this another tool at your disposal as you and your financial professional are evaluating investment choices.

Sincerely,

Keith F. Hartstein, President and Chief Executive Officer

This commentary reflects the CEO’s views as of December 31, 2005. They are subject to change at any time.

YOUR FUND AT A GLANCE

The Fund seeks above-average total return (capital appreciation plus income) by normally investing at least 80% of its assets in a diversified portfolio of primarily large-capitalization stocks. The portfolio’s risk profile is similar to that of the Standard & Poor’s 500 Index.

Over the last twelve months

*  The Federal Reserve Board raised short-term interest rates eight times but hinted that its hikes could end soon.

*  The price of crude oil trended higher through the end of August, when Hurricane Katrina struck the Gulf Coast, and ended the year around $61 per barrel.

*  While the stock market, as measured by the S&P 500, delivered modestly positive returns, solid stock picking enabled the Fund to outperform that index in nine out of 10 sectors.

Total returns for the Fund are at net asset value with all distributions reinvested. These returns do not reflect the deduction of the maximum sales charge, which would reduce the performance shown above.

Top 10 holdings
3.1%	Exxon Mobil Corp.
3.0%	Citigroup, Inc.
3.0%	General Electric Co.
2.1%	American International Group, Inc.
2.0%	Microsoft Corp.
1.9%	ConocoPhillips
1.8%	Intel Corp.
1.7%	Prudential Financial, Inc.
1.6%	Altria Group, Inc.
1.5%	Johnson & Johnson

As a percentage of net assets on December 31, 2005.

BY JOHN C. FORELLI AND JAY C. LEU FOR THE PORTFOLIO MANAGEMENT TEAM,
INDEPENDENCE INVESTMENT LLC

MANAGERS’ REPORT

JOHN HANCOCK Core Equity Fund

After seesawing back and forth for most of 2005, most broadly based stock indexes were lifted by a November rally to finish the year modestly in the black. The lack of a clear trend in share prices was the result of a mixed fundamental backdrop. Among the positive factors was solid economic growth, as evidenced by the third quarter’s surprisingly robust 4.1% annualized gain in gross domestic product. Other favorable influences included reasonably strong corporate earnings growth, low inflation -- particularly the core inflation rate, excluding food and energy prices -- and interest rates that remained near the low end of their long-term historical range. However, the trend in short-term interest rates was decidedly up, as the Federal Reserve Board implemented eight 0.25% hikes in its overnight lending rate during 2005, bringing the target federal funds rate to 4.25% by year end. Rising interest rates typically do not provide a favorable environment for stock price appreciation. Also weighing on investors’ minds was the price of crude oil, which briefly spiked above $70 per barrel as Hurricane Katrina battered the Gulf Coast at the end of August. Oil ended the year around $61 per barrel, roughly a 40% increase from the beginning of the year.

“After seesawing back and forth for most of 2005, most broadly based stock indexes were lifted by a November rally to finish the year modestly in the black.”

Looking at performance

For the 12 months ended December 31, 2005, John Hancock Core Equity Fund’s Class A, Class B, Class C and Class I shares returned 7.60%, 6.85%, 6.86% and 8.19%, respectively, at net asset value. Those results compared favorably with the 4.91% return of the Standard & Poor’s 500 Index and the 4.84% gain of the average large-cap core fund, according to Lipper, Inc.1 Keep in mind that your returns will differ from those listed above if you were not invested in the Fund for the entire period or did not reinvest all distributions. Historical performance information can be found on pages six and seven.

Strong stock selection enabled the Fund to outperform both its benchmark index and its peer group average by considerable margins. While our picks were particularly strong in the health care, consumer discretionary and energy sectors, stock selection aided performance virtually across the board. In health care, for example, the Fund’s holdings posted a return of more than 20%, almost three times as large as that of the index’s components in that sector. Information technology was the only sector in which stock picking had a negative impact on our returns versus the index. Our methodology is designed to identify undervalued stocks of companies with improving fundamentals, an approach we believe can benefit our shareholders in a variety of market environments. In support of that strategy, we use both quantitative tools and in-depth fundamental analysis to identify attractive opportunities.

Health care, energy and consumer discretionary outperform

In the health care sector, we underweighted pharmaceutical and medical device companies while favoring service providers and drug distributors, which we thought had more attractive valuations and better growth prospects. HMOs UnitedHealth Group, Inc., Aetna, Inc., and WellPoint, Inc. were examples of health services stocks that aided the Fund’s performance. The group benefited from premium growth that exceeded cost increases, along with changes in Medicare legislation that provided incentives for senior citizens to join HMOs to obtain drug benefits. Pharmacy benefits manager Express Scripts, Inc. was another winner, its stock price more than doubling during the year. The company benefited from consumers’ increasing preference for purchasing drugs by mail order and for buying generic drugs, both of which resulted in improving profit margins for Express Scripts.

“Strong stock selection enabled the Fund to outperform both its bench- mark index and its peer group average by considerable margins.”

Energy was the index’s best-performing sector by a wide margin, and the Fund’s energy holdings, as a group, posted even stronger gains. EOG Resources, Inc. a natural gas exploration and production stock, was a standout performer in the group. The company’s growth in reserves was impressive, particularly at a time when many competitors had flat or declining reserves. Sharply rising natural gas prices added to the appeal of EOG’s stock.

Sector
distribution[2]

Financials -- 23%

Information
technology -- 16%

Health care -- 14%

Consumer
discretionary -- 12%

Industrials -- 11%

Energy -- 10%

Consumer
staples -- 7%

Utilities -- 3%

Materials -- 2%

Telecommunication
services -- 2%

In the consumer discretionary sector, our retail holdings merit mention. Among them, high-end department store chain Nordstrom, Inc. was one of the better performers, aided by superior product selection, excellent inventory control and continued strong spending by wealthy consumers. Meanwhile, upscale casual clothing retailer Abercrombie & Fitch Co. was the beneficiary of strong same-store sales growth, solid cost controls and a change in management that resulted in a renewed focus on improving profit margins.

Technology falters

Computer maker Dell, Inc. was one of the Fund’s biggest detractors. Although the stock benefited in previous reporting periods from the company’s reputation for reliable financial performance, Dell let investors down in August, when it reported disappointing second-quarter revenue growth and provided lower-than-expected sales and earning guidance for the third quarter. The company struggled with lower price points for personal computers, along with a resurgence in the prospects for rival Hewlett-Packard, which recently appointed a new, highly regarded CEO. Given the uncertainty for not only the company but also the PC industry, we trimmed the position. Also curbing the Fund’s returns was security software provider Symantec. The company’s planned merger with data storage software vendor VERITAS Software drew a skeptical reaction from investors.

Cable television provider Comcast Corp. was one consumer discretionary holding that held back the Fund’s performance. As the media, cable and telephone industries continued to converge,

Comcast was presented with many opportunities and challenges. However, in the short term the stock lagged, as investors became impatient with the company’s emphasis on spending as a way of fueling growth.

Outlook

We think the backdrop for U.S. stocks should remain favorable in 2006. Although economic growth could slow compared with 2005, we believe that gross domestic product could expand at a pace of 3% or better for the entire year. Further, while energy prices may not ease much from recent levels, we believe they might be more stable in 2006 and have less of an impact on stock prices. We also look for the Federal Reserve Board to end its series of rate hikes in the first half of 2006, a possibility hinted at in the Fed’s announcement of its December 13th increase. Additionally, after several years in which earnings growth has outpaced share price appreciation, we think we are due for a reversal of that relationship. Against this backdrop, we will continue to diligently apply our disciplined method of stock selection.

“...after several years in which earn- ings growth has outpaced share price appreciation, we think we are due for a reversal of that relationship.”

This commentary reflects the views of the portfolio management team through the end of the Fund’s period discussed in this report. The team’s statements reflect their own opinions. As such, they are in no way guarantees of future events, and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

2 As a percentage of net assets on December 31, 2005.

A LOOK AT PERFORMANCE For the period ended December 31, 2005

	Class A	Class B	Class C	Class I1
Inception date	6-10-91	9-7-95	5-1-98	3-1-02

Average annual returns with maximum sales charge (POP)
One year	2.24%	1.85%	5.86%	8.19%

Five years	–1.11	–1.19	–0.80	--

Ten years	7.06	6.86	--	--

Since inception	--	--	0.95	3.98

Cumulative total returns with maximum sales charge (POP)
One year	2.24	1.85	5.86	8.19

Five years	–5.43	–5.83	–3.91	--

Ten years	97.86	94.24	--	--

Since inception	--	--	7.54	16.14

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The returns for Class C shares have been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. The Class B shares’ CDSC declines annually between years 1–6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charge is not applicable for Class I shares. The returns reflect past results and should not be considered indicative of future performance.

The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the Fund’s current performance may be higher or lower than the performance shown. For performance data current to the most recent month-end, please call 1-800-225-5291 or visit the Fund’s Web site at www.jhfunds.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Fund’s performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable.

1For certain types of investors as described in the Fund’s Class I share prospectus.

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we’ve shown the same investment in the Standard & Poor’s 500 Index.

	Class B1	Class C1	Class I2
Period beginning	12-31-95	5-1-98	3-1-02

Core Equity Fund	$19,706	$10,754	$11,614

Index	23,836	12,525	11,799

Assuming all distributions were reinvested for the period indicated, the table above shows the value of a $10,000 investment in the Fund’s Class B, Class C and Class I shares, respectively, as of December 31, 2005. The Class C shares investment with maximum sales charge has been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

Standard & Poor’s 500 Index is an unmanaged index that includes 500 widely traded common stocks.

It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

1 No contingent deferred sales charge applicable.

2 For certain types of investors as described in the Fund’s Class I share prospectus.

YOUR EXPENSES

These examples are intended to help you understand your ongoing operating expenses.

Understanding fund expenses

As a shareholder of the Fund, you incur two types of costs:

* Transaction costs which include sales charges (loads) on
purchases or redemptions (varies by share class), minimum
account fee charge, etc.

* Ongoing operating expenses including management
fees, distribution and service fees (if applicable) and other fund expenses.
We are going to present only your ongoing operating
expenses here.

Actual expenses/actual returns

This example is intended to provide information about your fund’s actual ongoing operating expenses, and is based on your fund’s actual return. It assumes an account value of $1,000.00 on June 30, 2005, with the same investment held until December 31, 2005.

Account value		Expenses paid
$1,000.00	Ending value	during period
on 6-30-05	on 12-31-05	ended 12-31-05[1]

Class A	$1,061.00	$7.40
Class B	1,057.20	11.03
Class C	1,057.20	11.02
Class I	1,063.70	4.62

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at December 31, 2005 by $1,000.00, then multiply it by the “expenses paid” for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Hypothetical example for comparison purposes

This table allows you to compare your fund’s ongoing operating expenses with those of any other fund. It provides an example of the Fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annual return before expenses (which is not your fund’s actual return). It assumes an account value of $1,000.00 on June 30, 2005, with the same investment held until December 31, 2005. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses.

Account value		Expenses paid
$1,000.00	Ending value	during period
on 6-30-05	on 12-31-05	ended 12-31-05[1]

Class A	$1,018.02	$7.25
Class B	1,014.48	10.80
Class C	1,014.49	10.79
Class I	1,020.73	4.52

Remember, these examples do not include any transaction costs, such as sales charges; therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1 Expenses are equal to the Fund’s annualized expense ratio of 1.42%, 2.13%, 2.13% and 0.89% for Class A, Class B, Class C and Class I, respectively, multiplied by the average account value over the period, multiplied by number of days in most recent fiscal half-year/365 or 366 (to reflect the one-half year period).

F I N A N C I A L   S TAT E M E N T S

FUND’S INVESTMENTS Securities owned by the Fund on December 31, 2005

This schedule is divided into two main categories: common stocks and short-term investments. The common stocks are further broken down by industry group. Short-term investments, which represent the Fund’s cash position, are listed last.

Issuer	Shares	Value

Common stocks 100.20%		$352,036,879
(Cost $269,573,930)
Aerospace & Defense 0.49%		1,706,832

Boeing Co. (The)	24,300	1,706,832
Agricultural Products 0.83%		2,909,880

Archer-Daniels-Midland Co.	118,000	2,909,880
Air Freight & Logistics 0.45%		1,571,528

FedEx Corp.	15,200	1,571,528
Apparel Retail 1.38%		4,857,690

Abercrombie & Fitch Co. (Class A)	28,200	1,838,076

American Eagle Outfitters, Inc.	55,100	1,266,198

Gap, Inc. (The)	99,400	1,753,416
Application Software 0.35%		1,231,400

BEA Systems, Inc. (I)	131,000	1,231,400
Biotechnology 0.56%		1,961,000

Genentech, Inc. (I)(L)	21,200	1,961,000
Broadcasting & Cable TV 0.31%		1,098,108

Comcast Corp. (Class A) (I)(L)	42,300	1,098,108
Building Products 0.61%		2,141,320

American Standard Cos., Inc. (L)	53,600	2,141,320
Communications Equipment 3.59%		12,615,662

Cisco Systems, Inc. (I)	291,100	4,983,632

Comverse Technology, Inc. (I)	42,600	1,132,734

Corning, Inc. (I)	63,000	1,238,580

Motorola, Inc.	181,400	4,097,826

Scientific-Atlanta, Inc.	27,000	1,162,890
Computer & Electronics Retail 0.62%		2,195,740

Best Buy Co., Inc.	50,500	2,195,740

See notes to financial statements.

F I N A N C I A L   S TAT E M E N T S

Issuer	Shares	Value
Computer Hardware 3.47%		$12,201,873

Dell, Inc. (I)	51,500	1,544,485

Hewlett-Packard Co.	157,000	4,494,910

International Business Machines Corp.	56,100	4,611,420

NCR Corp. (I)	45,700	1,551,058
Computer Storage & Peripherals 0.85%		2,997,810

EMC Corp. (I)	146,000	1,988,520

Emulex Corp. (I)	51,000	1,009,290
Construction, Farm Machinery & Heavy Trucks 0.34%		1,211,355

Cummins, Inc.	13,500	1,211,355
Consumer Finance 0.68%		2,381,055

MBNA Corp.	87,700	2,381,055
Data Processing & Outsourced Services 0.42%		1,461,804

DST Systems, Inc. (I)	24,400	1,461,804
Department Stores 2.51%		8,808,942

Federated Department Stores, Inc.	41,400	2,746,062

Nordstrom, Inc. (L)	68,600	2,565,640

Penney (J.C.) Co., Inc.	62,900	3,497,240
Distillers & Vintners 0.47%		1,641,998

Constellation Brands, Inc. (Class A) (I)(L)	62,600	1,641,998
Diversified Banks 2.82%		9,902,685

Bank of America Corp.	112,000	5,168,800

Wachovia Corp.	64,000	3,383,040

Wells Fargo & Co.	21,500	1,350,845
Diversified Chemicals 0.52%		1,840,440

Dow Chemical Co. (The)	42,000	1,840,440
Diversified Commercial Services 0.86%		3,013,118

Accenture Ltd. (Class A) (Bermuda) (L)	77,000	2,222,990

Dun & Bradstreet Corp. (The) (I)	11,800	790,128
Diversified Metals & Mining 1.48%		5,211,597

Freeport-McMoRan Copper & Gold, Inc. (Class B)	52,600	2,829,880

Massey Energy Co.	30,600	1,158,822

Phelps Dodge Corp.	8,500	1,222,895
Electric Utilities 2.19%		7,679,497

Edison International	78,500	3,423,385

TXU Corp.	84,800	4,256,112

See notes to financial statements.

F I N A N C I A L   S TAT E M E N T S

Issuer	Shares	Value
Employment Services 0.40%		$1,401,930

Robert Half International, Inc.	37,000	1,401,930
Forest Products 0.38%		1,326,801

Louisiana-Pacific Corp.	48,300	1,326,801
General Merchandise Stores 0.38%		1,341,268

Target Corp. (L)	24,400	1,341,268
Health Care Distributors 1.84%		6,472,173

AmerisourceBergen Corp.	78,200	3,237,480

McKesson Corp.	62,700	3,234,693
Health Care Equipment 0.34%		1,191,400

Guidant Corp.	18,400	1,191,400
Health Care Facilities 0.33%		1,154,478

Universal Health Services, Inc. (Class B)	24,700	1,154,478
Health Care Services 1.05%		3,687,200

Express Scripts, Inc. (I)(L)	44,000	3,687,200
Health Care Supplies 1.20%		4,211,740

Alcon, Inc. (Switzerland)	19,400	2,514,240

Bausch & Lomb, Inc.	25,000	1,697,500
Home Improvement Retail 0.94%		3,291,024

Home Depot, Inc. (The)	81,300	3,291,024
Homebuilding 0.66%		2,307,667

Centex Corp.	19,100	1,365,459

Toll Brothers, Inc. (I)	27,200	942,208
Hotels, Resorts & Cruise Lines 1.00%		3,501,041

Marriott International, Inc. (Class A)	32,900	2,203,313

Royal Caribbean Cruises Ltd.	28,800	1,297,728
Household Appliances 0.54%		1,883,168

Stanley Works Co. (The)	39,200	1,883,168
Household Products 1.99%		6,985,676

Colgate-Palmolive Co.	23,500	1,288,975

Kimberly-Clark Corp.	26,900	1,604,585

Procter & Gamble Co. (The)	70,700	4,092,116
Housewares & Specialties 0.75%		2,629,274

Fortune Brands, Inc.	33,700	2,629,274

See notes to financial statements.

F I N A N C I A L   S TAT E M E N T S

Issuer	Shares	Value
Industrial Conglomerates 4.91%		$17,258,462

General Electric Co.	300,800	10,543,040

Textron, Inc.	33,100	2,548,038

Tyco International Ltd. (Bermuda)	144,400	4,167,384
Industrial Machinery 1.08%		3,813,229

Illinois Tool Works, Inc.	17,100	1,504,629

Parker-Hannifin Corp.	35,000	2,308,600
Integrated Oil & Gas 5.63%		19,767,342

Amerada Hess Corp.	14,800	1,876,936

ConocoPhillips	117,500	6,836,150

Exxon Mobil Corp.	196,800	11,054,256
Investment Banking & Brokerage 3.09%		10,847,051

Bear Stearns Cos., Inc. (The)	19,300	2,229,729

Goldman Sachs Group, Inc. (The)	16,900	2,158,299

Merrill Lynch & Co., Inc.	45,100	3,054,623

Morgan Stanley	60,000	3,404,400
Leisure Products 0.44%		1,532,882

Brunswick Corp. (L)	37,700	1,532,882
Life & Health Insurance 2.07%		7,282,364

Lincoln National Corp.	23,600	1,251,508

Prudential Financial, Inc.	82,400	6,030,856
Managed Health Care 3.96%		13,912,763

Aetna, Inc.	36,600	3,451,746

Humana, Inc. (I)	30,100	1,635,333

UnitedHealth Group, Inc. (L)	76,800	4,772,352

WellPoint, Inc. (I)	50,800	4,053,332
Movies & Entertainment 1.72%		6,035,570

News Corp. (Class A)	133,000	2,068,150

Viacom, Inc. (Class B) (I)	121,700	3,967,420
Multi-Line Insurance 3.44%		12,105,067

American International Group, Inc.	108,400	7,396,132

Genworth Financial, Inc. (Class A)	48,000	1,659,840

Hartford Financial Services Group, Inc. (The)	35,500	3,049,095
Multi-Utilities & Unregulated Power 0.94%		3,287,040

Constellation Energy Group	35,800	2,062,080

PG&E Corp.	33,000	1,224,960

See notes to financial statements.

F I N A N C I A L   S TAT E M E N T S

Issuer	Shares	Value
Office Electronics 0.62%		$2,171,130

Xerox Corp. (I)	148,200	2,171,130
Oil & Gas Drilling 0.61%		2,144,733

Pride International, Inc. (I)	28,500	876,375

Transocean, Inc. (Cayman Islands) (I)	18,200	1,268,358
Oil & Gas Equipment & Services 0.80%		2,815,579

Dresser-Rand Group, Inc. (I)	64,440	1,558,159

Grant Prideco, Inc. (I)	28,500	1,257,420
Oil & Gas Exploration & Production 1.79%		6,286,810

Apache Corp. (L)	35,000	2,398,200

EOG Resources, Inc.	53,000	3,888,610
Oil & Gas Refining, Marketing & Transportation 1.13%		3,975,777

Valero Energy Corp.	33,000	1,702,800

Williams Cos., Inc. (The)	98,100	2,272,977
Other Diversified Financial Services 3.63%		12,771,763

Citigroup, Inc.	218,600	10,608,658

JPMorgan Chase & Co.	54,500	2,163,105
Pharmaceuticals 4.25%		14,916,379

Barr Pharmaceuticals, Inc. (I)	34,900	2,173,921

Forest Laboratories, Inc. (I)	56,500	2,298,420

Johnson & Johnson	86,900	5,222,690

Pfizer, Inc.	223,900	5,221,348
Property & Casualty Insurance 2.87%		10,094,760

ACE Ltd. (Cayman Islands)	51,800	2,768,192

Allstate Corp. (The)	58,800	3,179,316

Chubb Corp. (The)	14,900	1,454,985

SAFECO Corp.	19,900	1,124,350

St. Paul Travelers Cos., Inc. (The)	35,100	1,567,917
Publishing 0.37%		1,308,500

Meredith Corp.	25,000	1,308,500
Railroads 1.93%		6,787,475

Burlington Northern Santa Fe Corp.	52,100	3,689,722

Norfolk Southern Corp.	69,100	3,097,753
Regional Banks 0.99%		3,475,636

KeyCorp	73,200	2,410,476

UnionBanCal Corp.	15,500	1,065,160

See notes to
financial statements.

F I N A N C I A L   S TAT E M E N T S

Issuer	Shares	Value
Reinsurance 1.52%		$5,332,728

Endurance Specialty Holdings Ltd. (Bermuda)	27,000	967,950

Everest Re Group, Ltd. (Bermuda)	30,800	3,090,780

PartnerRe Ltd. (Bermuda)	19,400	1,273,998
Restaurants 0.42%		1,465,776

Darden Restaurants, Inc.	37,700	1,465,776
Semiconductor Equipment 1.18%		4,152,228

Applied Materials, Inc.	97,800	1,754,532

Lam Research Corp. (I)(L)	67,200	2,397,696
Semiconductors 2.73%		9,589,182

Intel Corp. (L)	250,300	6,247,488

Texas Instruments, Inc. (L)	104,200	3,341,694
Soft Drinks 1.51%		5,321,520

Coca-Cola Co. (The)	58,000	2,337,980

PepsiCo, Inc.	50,500	2,983,540
Systems Software 1.97%		6,937,595

Microsoft Corp.	265,300	6,937,595
Technology Distributors 0.41%		1,441,350

Arrow Electronics, Inc. (I)	45,000	1,441,350
Telecommunications Equipment 0.40%		1,411,910

American Tower Corp. (Class A) (I)	52,100	1,411,910
Thrifts & Mortgage Finance 1.36%		4,766,372

Fannie Mae	28,700	1,400,847

Freddie Mac	51,500	3,365,525
Tobacco 2.31%		8,120,712

Altria Group, Inc.	75,000	5,604,000

Reynolds American, Inc.	26,400	2,516,712
Trading Companies & Distributors 0.27%		963,336

GATX Corp.	26,700	963,336
Wireless Telecommunication Services 2.25%		7,917,684

ALLTEL Corp.	30,400	1,918,240

Nokia Corp., American Depositary Receipt (Finland)	143,200	2,620,560

Sprint Nextel Corp.	144,644	3,378,884

See notes to financial statements.

F I N A N C I A L   S TAT E M E N T S

	Interest	Par value
Issuer, description, maturity date	rate	(000)	Value

Short-term investments 9.62%			$33,801,443
(Cost $33,801,443)
Joint Repurchase Agreement 0.13%			474,000

Investment in a joint repurchase
agreement transaction with Morgan
Stanley -- Dated 12-30-05 due
1-3-06 (Secured by U.S. Treasury
Inflation Indexed Note 3.375%
due 1-15-12)	3.500%	$474	474,000

		Shares
Cash Equivalents 9.49%			33,327,443

AIM Cash Investment Trust (T)		33,327,443	33,327,443

Total investments 109.82%			$385,838,322

Other assets and liabilities, net (9.82%)			($34,487,278)

Total net assets 100.00%			$351,351,044

(I) Non-income-producing security.

(L) All or a portion of this security is on loan as of December 31, 2005.

(T) Represents investment of securities lending collateral.

Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.

F I N A N C I A L   S TAT E M E N T S

ASSETS AND
LIABILITIES

December 31, 2005

This Statement
of Assets and
Liabilities is the
Fund’s balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You’ll
also find the net
asset value and
the maximum
offering price
per share.

Assets
Investments at value (cost $303,375,373)
including $32,673,964 of securities loaned	$385,838,322
Cash	314
Receivable for investments sold	1,384,361
Receivable for shares sold	196,815
Dividends and interest receivable	462,056
Other assets	29,775
Total assets	387,911,643

Liabilities
Payable for shares repurchased	2,698,447
Payable upon return of securities loaned	33,327,443
Payable to affiliates
Management fees	229,487
Distribution and service fees	47,765
Other	151,371
Other payables and accrued expenses	106,086
Total liabilities	36,560,599

Net assets
Capital paid-in	377,825,776
Accumulated net realized loss on investments	(108,921,115)
Net unrealized appreciation of investments	82,462,949
Accumulated net investment loss	(16,566)
Net assets	$351,351,044

Net asset value per share
Based on net asset values and shares outstanding -- the
Fund has an unlimited number of shares authorized
with no par value
Class A ($194,927,965 ÷ 6,558,945 shares)	$29.72
Class B ($140,376,498 ÷ 5,029,189 shares)	$27.91
Class C ($15,859,175 ÷ 568,369 shares)	$27.90
Class I ($187,406 ÷ 6,170 shares)	$30.37

Maximum offering price per share
Class A1 ($29.72 ÷ 95%)	$31.28

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to financial statements.

F I N A N C I A L   S TAT E M E N T S

OPERATIONS

For the year ended
December 31, 2005

This Statement
of Operations
summarizes the
Fund’s investment
income earned and
expenses incurred
in operating the
Fund. It also shows
net gains (losses)
for the period
stated.

Investment income
Dividends (net of foreign withholding taxes of $5,475)	$5,520,475
Securities lending	36,770
Interest	30,581
Total investment income	5,587,826

Expenses
Investment management fees	2,792,282
Class A distribution and service fees	577,679
Class B distribution and service fees	1,627,133
Class C distribution and service fees	168,654
Class A, B and C transfer agent fees	1,367,731
Class I transfer agent fees	83
Accounting and legal services fees	87,519
Printing	85,180
Custodian fees	75,745
Registration and filing fees	68,936
Professional fees	31,665
Miscellaneous	24,998
Trustees’ fees	18,358
Compliance fees	9,802
Securities lending fees	1,769
Interest	541
Total expenses	6,938,075
Less expense reductions	(189,130)
Net expenses	6,748,945
Net investment loss	(1,161,119)

Realized and unrealized gain (loss)
Net realized gain on investments	38,014,150
Change in net unrealized appreciation
(depreciation) of investments	(11,733,743)
Net realized and unrealized gain	26,280,407
Increase in net assets from operations	$25,119,288

See notes to financial statements.

F I N A N C I A L   S TAT E M E N T S

CHANGES IN
NET ASSETS

These Statements
of Changes in Net
Assets show how
the value of the
Fund’s net assets
has changed
during the last
two periods. The
difference reflects
earnings less
expenses, any
investment
gains and losses,
distributions, if
any, paid to
shareholders and
the net of Fund
share transactions.

	Year	Year
	ended	ended
	12-31-04	12-31-05

Increase (decrease) in net assets
From operations
Net investment income (loss)	$11,752	($1,161,119)
Net realized gain	41,516,002	38,014,150
Change in net unrealized
appreciation (depreciation)	(9,401,201)	(11,733,743)
Increase in net assets resulting
from operations	32,126,553	25,119,288
From Fund share transactions	(99,497,054)	(84,210,100)

Net assets
Beginning of period	477,812,357	410,441,856
End of period[1]	$410,441,856	$351,351,044

1 Includes accumulated net investment loss of $9,835 and $16,566, respectively.

See notes to financial statements.

F I N A N C I A L   H I G H L I G H T S

FINANCIAL HIGHLIGHTS

CLASS A SHARES The Financial Highlights show how the Fund’s net asset value for a share has changed since the end of the previous period.

Period ended	12-31-01	12-31-02	12-31-03	12-31-04	12-31-05

Per share operating performance
Net asset value,
beginning of period	$29.87	$26.61	$20.53	$25.39	$27.62
Net investment income (loss)[1]	(0.03)	(0.02)	--[2]	0.10	0.01
Net realized and unrealized
gain (loss) on investments	(3.22)	(6.06)	4.86	2.13	2.09
Total from
investment operations	(3.25)	(6.08)	4.86	2.23	2.10
Less distributions
From net investment income	(0.01)	--	--	--	--
Net asset value, end of period	$26.61	$20.53	$25.39	$27.62	$29.72
Total return[3] (%)	(10.87)	(22.85)	23.67	8.78[4]	7.60[4]

Ratios and supplemental data
Net assets, end of period
(in millions)	$255	$184	$201	$193	$195
Ratio of expenses
to average net assets (%)	1.47	1.60	1.61	1.52	1.47
Ratio of adjusted expenses
to average net assets[5] (%)	--	--	--	1.57	1.52
Ratio of net investment income (loss)
to average net assets (%)	(0.12)	(0.10)	(0.02)	0.41	0.03
Portfolio turnover (%)	76	64[6]	70	68	54

See notes to financial statements.

F I N A N C I A L   H I G H L I G H T S

CLASS B SHARES

Period ended	12-31-01	12-31-02	12-31-03	12-31-04	12-31-05

Per share operating performance
Net asset value,
beginning of period	$29.06	$25.71	$19.70	$24.19	$26.12
Net investment loss[1]	(0.22)	(0.18)	(0.15)	(0.08)	(0.18)
Net realized and unrealized
gain (loss) on investments	(3.12)	(5.83)	4.64	2.01	1.97
Total from
investment operations	(3.34)	(6.01)	4.49	1.93	1.79
Less distributions
From net investment income	(0.01)	--	--	--	--
Net asset value, end of period	$25.71	$19.70	$24.19	$26.12	$27.91
Total return[3] (%)	(11.49)	(23.38)	22.79	7.98[4]	6.85[4]

Ratios and supplemental data
Net assets, end of period
(in millions)	$377	$253	$252	$197	$140
Ratio of expenses
to average net assets (%)	2.17	2.30	2.31	2.22	2.18
Ratio of adjusted expenses
to average net assets[5] (%)	--	--	--	2.27	2.23
Ratio of net investment loss
to average net assets (%)	(0.82)	(0.80)	(0.72)	(0.33)	(0.68)
Portfolio turnover (%)	76	64[6]	70	68	54

See notes to financial statements.

F I N A N C I A L   H I G H L I G H T S

CLASS C SHARES

Period ended	12-31-01	12-31-02	12-31-03	12-31-04	12-31-05

Per share operating performance
Net asset value,
beginning of period	$29.05	$25.70	$19.69	$24.18	$26.11
Net investment loss[1]	(0.22)	(0.18)	(0.15)	(0.08)	(0.18)
Net realized and unrealized
gain (loss) on investments	(3.12)	(5.83)	4.64	2.01	1.97
Total from
investment operations	(3.34)	(6.01)	4.49	1.93	1.79
Less distributions
From net investment income	(0.01)	--	--	--	--
Net asset value, end of period	$25.70	$19.69	$24.18	$26.11	$27.90
Total return[3] (%)	(11.49)	(23.39)	22.80	7.98[4]	6.86[4]

Ratios and supplemental data
Net assets, end of period
(in millions)	$30	$23	$24	$20	$16
Ratio of expenses
to average net assets (%)	2.17	2.30	2.31	2.22	2.18
Ratio of adjusted expenses
to average net assets[5] (%)	--	--	--	2.27	2.23
Ratio of net investment loss
to average net assets (%)	(0.82)	(0.80)	(0.72)	(0.31)	(0.68)
Portfolio turnover (%)	76	64[6]	70	68	54

See notes to financial statements.

F I N A N C I A L   H I G H L I G H T S

CLASS I SHARES

Period ended	12-31-02[7]	12-31-03	12-31-04	12-31-05

Per share operating performance
Net asset value,
beginning of period	$26.15	$20.63	$25.66	$28.07
Net investment income[1]	0.06	0.12	0.26	0.16
Net realized and unrealized
gain (loss) on investments	(5.58)	4.91	2.15	2.14
Total from
investment operations	(5.52)	5.03	2.41	2.30
Net asset value, end of period	$20.63	$25.66	$28.07	$30.37
Total return[3] (%)	(21.11)[8]	24.38	9.39	8.19

Ratios and supplemental data
Net assets, end of period
(in millions)	$2	$2	--[9]	--[9]
Ratio of expenses
to average net assets (%)	1.26[10]	1.06	0.92	0.90
Ratio of net investment income
to average net assets (%)	0.33[10]	0.53	1.00	0.54
Portfolio turnover (%)	64[6]	70	68	54

1Based on the average of the shares outstanding.

2Less than $0.01 per share.

3Assumes dividend reinvestment and does not reflect the effect of sales charges.

4Total returns would have been lower had certain expenses not been reduced during the periods shown.

5Does not take into consideration expense reductions during the periods shown.

6Excludes merger activity.

7Class I shares began operations on 3-1-02.

8Not annualized.

9Less than $500,000.

10Annualized.

See notes to financial statements.

NOTES TO STATEMENTS

Note A Accounting policies

John Hancock Core Equity Fund (the “Fund”) is a diversified series of John Hancock Capital Series, an open-end management investment company registered under the Investment Company Act of 1940. The investment objective of the Fund is to seek above-average total return, consisting of capital appreciation plus current income.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B, Class C and Class I shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service.

Shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies
of the Fund are as follows:

Valuation of investments

Securities in the Fund’s portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or, if quotations are not readily available, or the value has been materially affected by events occurring after the closing of a foreign market, at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments which have a remaining maturity of 60 days or less may be valued at amortized cost, which approximated market value. Investments in AIM Cash Investment Trust are valued at their net asset value each business day.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the “Adviser”), a wholly owned subsidiary of John Hancock Financial Services, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund’s custodian bank receives delivery of the underlying securities for the joint account on the Fund’s behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net asset value of the respective classes. Distribution and service fees, if any, and transfer agent fees for Class I shares, are calculated daily at the class level based on the appropriate net asset value of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifi-able to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permit borrowings of up to $250 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the year ended December 31, 2005.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. On December 31, 2005, the Fund loaned securities having a market value of $32,673,964 collateralized by cash in the amount of $33,327,443. The cash collateral was invested in a short-term instrument. Securities lending expenses are paid by the Fund to the Adviser.

Federal income taxes

The Fund qualifies as a “regulated investment company” by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund had $108,385,695 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carry-forward is used by the Fund, no capital gain distributions will be made. The loss carry-forward expires as follows: December 31, 2008 --$5,801,622, December 31, 2009 -- $31,736,371, December 31, 2010 --$50,126,412 and December 31, 2011 --$20,721,290. Availability of a certain amount of these loss carryforwards, which were acquired on June 7, 2002, in a merger with John Hancock Core Growth Fund and John Hancock Core Value Fund, may be limited in a given year.

Dividends, interest
and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class.

As of December 31, 2005, there were no distributable earnings on a tax basis.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

Note B
Management fee and
transactions with
affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund paid a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.75% of the first $750,000,000 of the Fund’s average daily net asset value and (b) 0.70% of the Fund’s average daily net asset value in excess of $750,000,000. The Adviser has a subadvi-sory agreement with Independence Investment LLC, a wholly owned indirect subsidiary of John Hancock Life Insurance Company (“JHLICo”). JHLICo is the Adviser’s indirect parent. The Fund is not responsible for payment of the subadvisory fees.

The Fund has Distribution Plans with John Hancock Funds, LLC (“JH Funds”), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940, to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes monthly payments to JH Funds at an annual rate not to exceed 0.30% of Class A average daily net asset value and 1.00% of Class B and Class C average daily net asset values. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund’s 12b-1 payments could occur under certain circumstances.

Class A shares are assessed up-front sales charges. During the year ended December 31, 2005, JH Funds received net up-front sales charges of $168,844 with regard to sales of Class A shares. Of this amount, $20,203 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $110,089 was paid as sales commissions to unrelated broker-dealers and $38,552 was paid as sales commissions to sales personnel of Signator Investors, Inc. (“Signator Investors”), a related broker-dealer. JHLICo is the indirect sole shareholder of Signator Investors.

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge (“CDSC”) at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B and Class C shares. During the year ended December 31, 2005, CDSCs received by JH Funds amounted to $295,130 for Class B shares and $3,873 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. (“Signature Services”), an indirect subsidiary of JHLICo. For Class A, Class B and Class C shares, the Fund pays a monthly transfer agent fee at an annual rate of 0.05% of each class’s average daily net asset value, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of-pocket expenses, aggregated and allocated to each class on the basis of its relative net asset value. For Class I shares the Fund pays a monthly transfer agent fee at an annual rate of 0.05% of the Class I average daily net asset value. Signature Services agreed to voluntarily reduce the Fund’s transfer agent fee if it exceeds the Lipper Inc. median transfer agency fee for comparable mutual funds by greater than 0.05% . Accordingly, the transfer agent expense for Class A, Class B and Class C shares was reduced by $189,130 for the year ended December 31, 2005. Signature Services reserves the right to terminate this limitation at any time.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year amounted to $87,519. The Fund also paid the Adviser the amount of $503 for certain publishing services, included in the printing fees. The Fund also reimbursed JHLICo for certain compliance costs, included in the Fund’s Statement of Operations.

Mr. James R. Boyle is Chairman of the Adviser, as well as affiliated Trustee of the Fund, and is compensated by the Adviser and/or its affiliates. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund’s deferred compensation liability are recorded on the Fund’s books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments, as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

Note C Fund share transactions

This listing illustrates the number of Fund shares sold and repurchased during the last two periods, along with the corresponding dollar value.

	Year ended 12-31-04		Year ended 12-31-05
	Shares	Amount	Shares	Amount

Class A shares
Sold	1,842,774	$46,973,198	1,626,946	$45,605,458
Repurchased	(2,764,032)	(70,638,953)	(2,046,676)	(57,738,893)
Net decrease	(921,258)	($23,665,755)	(419,730)	($12,133,435)

Class B shares
Sold	1,235,577	$29,621,746	474,027	$12,546,329
Repurchased	(4,079,497)	(98,534,950)	(2,998,318)	(79,234,122)
Net decrease	(2,843,920)	($68,913,204)	(2,524,291)	($66,687,793)

Class C shares
Sold	144,802	$3,499,440	54,881	$1,459,654
Repurchased	(355,551)	(8,593,867)	(252,255)	(6,635,860)
Net decrease	(210,749)	($5,094,427)	(197,374)	($5,176,206)

Class I shares
Sold	2,272	$59,014	3,040	$89,324
Repurchased	(69,212)	(1,882,682)	(11,017)	(301,990)
Net decrease	(66,940)	($1,823,668)	(7,977)	($212,666)

Net decrease	(4,042,867)	($99,497,054)	(3,149,372)	($84,210,100)

Note D Investment transactions

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the year ended December 31, 2005, aggregated $200,045,754 and $285,047,792 respectively.

The cost of investments owned on December 31, 2005, including short-term investments, for federal income tax purposes was $303,910,786. Gross unrealized appreciation and depreciation of investments aggregated $85,221,390 and $3,293,854, respectively, resulting in net unrealized appreciation of $81,927,536. The difference between book basis and tax basis net unrealized appreciation of investments is attributable primarily to the tax deferral of losses on certain sales of securities.

Note E
Reclassification of accounts

During the year ended December 31, 2005, the Fund reclassified amounts to reflect a decrease in accumulated net realized loss on investments of $6,244, a decrease in accumulated net investment loss of $1,154,388 and a decrease in capital paid-in of $1,160,632. This represents the amounts necessary to report these balances on a tax basis, excluding certain temporary differences, as of December 31, 2005. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the

United States of America, book and tax differences in accounting for deferred compensation, dividend income return of capital adjustment and expiring capital loss and net operating loss on carryforward. The calculation of net investment income (loss) per share in the Fund’s Financial Highlights excludes these adjustments.

AUDITORS’ REPORT Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of John Hancock Core Equity Fund,

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Core Equity Fund (the “Fund”) as of December 31, 2005, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP Boston, Massachusetts February 15, 2006

TAX INFORMATION Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended December 31, 2005.

The Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099-DIV for the calendar year 2005.

Shareholders will be mailed a 2005 U.S. Treasury Department Form 1099-DIV in January 2006. This will reflect the total of all distributions that are taxable for calendar year 2005.

Board Consideration
of and Continuation
of Investment
Advisory Agreement
and Sub-Advisory
Agreement:
John Hancock Core
Equity Fund

Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”) requires the Board of Trustees (the “Board”) of John Hancock Capital Series (the “Trust”), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreement and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), annually to review and consider the continuation of: (i) the investment advisory agreement (the “Advisory Agreement”) with John Hancock Advisers, LLC (the “Adviser”) and (ii) the investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Independence Investment LLC (the “Sub-Adviser”) for the John Hancock Core Equity Fund (the “Fund”). The Advisory Agreement with the Adviser and the Sub-Advisory Agreement with the Sub-Adviser are collectively referred to as the “Advisory Agreements.”

At meetings held on May 19–20 and June 6–7, 2005, the Board, including the Independent Trustees, considered the factors and reached the conclusions described below relating to the selection of the Adviser and Sub-Adviser and the continuation of the Advisory Agreements. During such meetings, the Board’s Contracts/Operations Committee and the Independent Trustees also met in executive sessions with their independent legal counsel. In evaluating the Advisory Agreements, the Board, including the Contracts/Operations Committee and the Independent Trustees, reviewed a broad range of information requested for this purpose by the Independent Trustees, including but not limited to the following: (i) the investment performance of the Fund and a broader universe of relevant funds (the “Universe”) selected by Lipper Inc. (“Lipper”), an independent provider of investment company data, for a range of periods, (ii) advisory and other fees incurred by, and the expense ratios of, the Fund and a peer group of comparable funds selected by Lipper (the “Peer Group”), (iii) the advisory fees of comparable portfolios of other clients of the Adviser and the Sub-Adviser, (iv) the Adviser’s financial results and condition, including its and certain of its affiliates’ profitability from services performed for the Fund, (v) breakpoints in the Fund’s and the Peer Group’s fees and a study undertaken at the direction of the Independent Trustees as to the allocation of the benefits of economies of scale between the Fund and the Adviser, (vi) the Adviser’s and Sub-Adviser’s record of compliance with applicable laws and regulations, with the Fund’s investment policies and restrictions, and with the Fund’s Code of Ethics and the structure and responsibilities of the Adviser’s and Subadviser’s compliance department, (vii) the background and experience of senior management and investment professionals, and (viii) the nature, cost and character of advisory and non-investment management services provided by the Adviser and its affiliates.

Nature, extent and quality of services

The Board considered the ability of the Adviser and the Sub-Adviser, based on their resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of the Adviser and Subadviser. In addition, the Board took into account the administrative services provided to the Fund by the Adviser and its affiliates.

Based on the above factors, together with those referenced below, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser and Sub-Adviser were sufficient to support renewal of the Advisory Agreements.

Fund performance

The Board considered the performance results for the Fund over various time periods. The Board also considered these results in comparison to the performance of the Universe, as well as the Fund’s benchmark indices. Lipper determined the Universe for the Fund. The Board reviewed with a representative of Lipper the methodology used by Lipper to select the funds in the Universe and the Peer Group.

The Board noted that the performance of the Fund was higher than or not appreciably below the median and average performance of its Universe for the time periods under review. The Board also noted that the Fund’s performance was consistently below the performance of one of its benchmark indices, the S&P 500 Index, as was the performance of the Universe. The Board noted that the Fund’s performance was higher than the Fund’s other benchmark index, the Lipper Large-Cap Core Funds Index, during the most recent time period and was not appreciably below such index’s performance during the longer-term time periods under review. The Adviser discussed with the Board additional measures that may be taken in the future with the objective of improving performance. The Board intends to continue to monitor the Fund’s performance trends to assess whether remedial changes are warranted.

Investment advisory and sub-advisory fee rates and expenses

The Board reviewed and considered the contractual investment advisory fee rate payable by the Fund to the Adviser for investment advisory services (the “Advisory Agreement Rate”). The Board received and considered information comparing the Advisory Agreement Rate with the advisory fees for the Peer Group. The Board noted that the Advisory Agreement Rate was slightly lower than the median rate of the Peer Group. The Board concluded that the Advisory Agreement Rate was reasonable in relation to the services provided.

The Board received and considered information regarding the Fund’s total operating expense ratio and its various components, including contractual advisory fees, actual advisory fees, non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees, transfer agent fees and custodian fees, including and excluding Rule 12b-1 and non-Rule 12b-1 service fees. The Board also considered comparisons of these expenses to the expense information for the Peer Group and the Universe. The Board noted that the total operating expense ratio of the Fund was higher than that of the Peer Group and the Universe. The Board also noted that the most signifi-cant contributors to such difference were the Fund’s other non-management fees and transfer agency expense. The Board favorably considered the Adviser’s and transfer agent’s commitment to developing initiatives designed to reduce their overall fees and expenses. Based on the above-referenced considerations and other factors, the Board concluded that the plans to reduce the Fund’s overall fees and expenses and plans for improving the Fund’s performance supported the re-approval of the Advisory Agreements.

The Board also received information about the investment sub-advisory fee rate (the “Sub-Advisory Agreement Rate”) payable by the Adviser to the Sub-Adviser for investment sub-advisory services. The Board concluded that the Sub-Advisory Agreement Rate was fair and equitable, based on its consideration of the factors described above.

Profitability

The Board received and considered a detailed profitability analysis of the Adviser based on the Advisory Agreements, as well as on other relationships between the Fund and the Adviser and its affiliates, including the Sub-Adviser. The Board concluded that, in light of the costs of providing investment management and other services to the Fund, the profits and other ancillary benefits reported by the Adviser were not unreasonable.

Economies of scale

The Board received and considered general information regarding economies of scale with respect to the management of the Fund, including the Fund’s ability to appropriately benefit from economies of scale under the Fund’s fee structure. The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of the Adviser’s costs are not specific to individual Funds, but rather are incurred across a variety of products and services.

To the extent the Board and the Adviser were able to identify actual or potential economies of scale from Fund-specific or allocated expenses, in order to ensure that any such economies continue to be reasonably shared with the Fund as its assets increase, the Adviser and the Board agreed to continue the existing breakpoints.

Information about
services to other clients

The Board also received information about the nature, extent and quality of services and fee rates offered by the Adviser, and the range of fee rates offered by the Sub-Adviser to their other clients, including other registered investment companies, institutional investors and separate accounts. The Board concluded that the Advisory Agreement Rate and the Sub-Advisory Agreement Rate were not unreasonable, taking into account fee rates offered to others by the Adviser and Sub-Adviser, respectively, and giving effect to differences in services covered by such fee rates.

Other benefits to the Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affili-ates as a result of the Adviser’s relationship with the Fund. Such benefits could include, among others, benefits directly attributable to the relationship of the Adviser with the Fund and benefits potentially derived from an increase in the business of the Adviser as a result of its relationship with the Fund (such as the ability to market to shareholders other finan-cial products offered by the Adviser and its affiliates).

The Board also considered the effectiveness of the Adviser’s, Sub-Adviser’s and Fund’s policies and procedures for complying with the requirements of the federal securities laws, including those relating to best execution of portfolio transactions and brokerage allocation.

The Board received information about the Sub-Adviser’s affiliation with the Adviser, which explained that the Sub-Adviser’s investment management arrangements with related-parties are conducted on an arm’s length basis so as to neither advantage nor disadvantage the Sub-Adviser’s clients or the related parties.

Other factors and broader review

As discussed above, the Board reviewed detailed materials received from the Adviser and Sub-Adviser as part of the annual re-approval process under Section 15(c) of the 1940 Act. The Board also regularly reviews and assesses the quality of the services that the Fund receives throughout the year. In this regard, the Board reviews reports of the Adviser at least quarterly, which include, among other things, a detailed portfolio review, detailed fund performance reports and compliance reports. In addition, the Board meets with portfolio managers and senior investment officers at various times throughout the year.

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the continuation of the Advisory Agreements for the Fund was in the best interest of the Fund and its shareholders. Accordingly, the Board unanimously approved the continuation of the Advisory Agreements.

TRUSTEES & OFFICERS

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

Independent Trustees
Name, age		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

Ronald R. Dion, Born: 1946	2005	53
Independent Chairman (since 2005); Chairman and Chief Executive Officer,
R.M. Bradley & Co., Inc.; Director, The New England Council and Massachusetts
Roundtable; Trustee, North Shore Medical Center; Director, Boston Stock
Exchange; Director, BJ’s Wholesale Club, Inc. and a corporator of the Eastern
Bank; Trustee, Emmanuel College; Director, Boston Municipal Research Bureau;
Member of the Advisory Board, Carroll Graduate School of Management at
Boston College.

James F. Carlin, Born: 1940	2005	53
Director and Treasurer, Alpha Analytical Inc. (analytical laboratory) (since 1985);
Part Owner and Treasurer, Lawrence Carlin Insurance Agency, Inc. (since 1995);
Part Owner and Vice President, Mone Lawrence Carlin Insurance Agency, Inc.
(since 1996); Director and Treasurer, Rizzo Associates (engineering) (until 2000);
Chairman and CEO, Carlin Consolidated, Inc. (management/investments) (since
1987); Director and Partner, Proctor Carlin & Co., Inc. (until 1999); Trustee,
Massachusetts Health and Education Tax Exempt Trust (since 1993); Director of the following: Uno Restaurant Corp. (until 2001), Arbella Mutual (insurance)
(until 2000), HealthPlan Services, Inc. (until 1999), Flagship Healthcare, Inc. (until
1999), Carlin Insurance Agency, Inc. (until 1999); Chairman, Massachusetts
Board of Higher Education (until 1999).

Richard P. Chapman, Jr.,[2] Born: 1935	1991	53
President and Chief Executive Officer, Brookline Bancorp Inc. (lending)
(since 1972); Director, Lumber Insurance Co. (insurance) (until 2000);
Chairman and Director, Northeast Retirement Services, Inc. (retirement administration) (since 1998).

William H. Cunningham, Born: 1944	2005	143
Former Chancellor, University of Texas System and former President of the
University of Texas, Austin, Texas; Chairman and CEO, IBT Technologies (until
2001); Director of the following: Hire.com (until 2004), STC Broadcasting, Inc.
and Sunrise Television Corp. (until 2001), Symtx, Inc. (electronic manufacturing)
(since 2001), Adorno/Rogers Technology, Inc. (until 2004), Pinnacle Foods
Corporation (until 2003), rateGenius (until 2003), Jefferson-Pilot Corporation
(diversified life insurance company), New Century Equity Holdings (formerly

Independent Trustees (continued)
Name, age		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

William H. Cunningham, Born: 1944 (continued)	2005	143
Billing Concepts) (until 2001), eCertain (until 2001), ClassMap.com (until
2001), Agile Ventures (until 2001), AskRed.com (until 2001), Southwest Airlines,
Introgen and Viasystems, Group, Inc. (electronic manufacturer) (until 2003);
Advisory Director, Interactive Bridge, Inc. (college fundraising) (until 2001);
Advisory Director, Q Investments (until 2003); Advisory Director, JP Morgan
Chase Bank (formerly Texas Commerce Bank – Austin), LIN Television (since
2002), WilTel Communications (until 2003) and Hayes Lemmerz International,
Inc. (diversified automotive parts supply company) (since 2003).

Charles L. Ladner,[2] Born: 1938	2004	143
Chairman and Trustee, Dunwoody Village, Inc. (retirement services) (until 2003);
Senior Vice President and Chief Financial Officer, UGI Corporation (public utility holding company) (retired 1998); Vice President and Director for AmeriGas, Inc.
(retired 1998); Director of AmeriGas Partners, L.P. (until 1997) (gas distribution);
Director, EnergyNorth, Inc. (until 1995); Director, Parks and History Association
(since 2001).

John A. Moore,[2] Born: 1939	1996	53
President and Chief Executive Officer, Institute for Evaluating Health Risks,
(nonprofit institution) (until 2001); Chief Scientist, Sciences International (health research) (until 2003); Principal, Hollyhouse (consulting) (since 2000); Director,
CIIT (nonprofit research) (since 2002).

Patti McGill Peterson,[2] Born: 1943	1996	53
Executive Director, Council for International Exchange of Scholars and Vice
President, Institute of International Education (since 1998); Senior Fellow, Cornell
Institute of Public Affairs, Cornell University (until 1998); Former President of
Wells College and St. Lawrence University; Director, Niagara Mohawk Power
Corporation (until 2003); Director, Ford Foundation, International Fellowships
Program (since 2002); Director, Lois Roth Endowment (since 2002); Director,
Council for International Educational Exchange (since 2003).

Steven R. Pruchansky, Born: 1944	2005	53
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc.
(since 2000); Director and President, Greenscapes of Southwest Florida, Inc.
(until 2000); Managing Director, JonJames, LLC (real estate) (since 2001);
Director, First Signature Bank & Trust Company (until 1991); Director, Mast
Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991).

Non-Independent Trustee[3]
Name, age		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

James R. Boyle, Born: 1959	2005	184
President, John Hancock Annuities; Executive Vice President, John Hancock
Life Insurance Company (since June, 2004); Chairman and Director, John
Hancock Advisers, LLC (the “Adviser”); John Hancock Funds, LLC (“John
Hancock Funds”) and The Berkeley Financial Group, LLC (“The Berkeley
Group”) (holding company) (since 2005); President, U.S. Annuities; Senior
Vice President, The Manufacturers Life Insurance Company (U.S.A.) (prior to 2004).

Principal officers who are not Trustees
Name, age
Position(s) held with Fund		Officer
Principal occupation(s) and		of Fund
directorships during past 5 years		since

Keith F. Hartstein, Born: 1956		2005
President and Chief Executive Officer
Senior Vice President, Manulife Financial Corporation (since 2004); Director,
President and Chief Executive Officer, the Adviser and The Berkeley Group;
Director, President and Chief Executive Officer, John Hancock Funds; Director,
President and Chief Executive Officer, Sovereign Asset Management LLC
(“Sovereign”); Director, John Hancock Signature Services, Inc.; President, John
Hancock Trust; Chairman and President, NM Capital Management, Inc. (NM
Capital) (since 2005); Chairman, Investment Company Institute Sales Force
Marketing Committee (since 2003); Executive Vice President, John Hancock
Funds (until 2005).

William H. King, Born: 1952		1991
Vice President and Treasurer
Vice President and Assistant Treasurer, the Adviser; Vice President and Treasurer
of each of the John Hancock funds advised by the Adviser; Assistant Treasurer of each of the John Hancock funds (until 2001).

Francis V. Knox, Jr., Born: 1947		2005
Vice President and Chief Compliance Officer
Vice President and Chief Compliance Officer for John Hancock Investment
Company, John Hancock Life Insurance Company (U.S.A.), John Hancock Life
Insurance Company and John Hancock Funds (since 2005); Vice President and
Assistant Treasurer, Fidelity Group of Funds (until 2004); Vice President and
Ethics & Compliance Officer, Fidelity Investments (until 2001).

John G. Vrysen, Born: 1955		2005
Executive Vice President and Chief Financial Officer; Director, the Adviser,
The Berkeley Group and John Hancock Funds.
Executive Vice President and Chief Financial Officer, the Adviser, Sovereign,
The Berkeley Group and John Hancock Funds (since 2005); Vice President and
General Manager, Fixed Annuities, U.S. Wealth Management (until 2005); Vice
President, Operations, Manulife Wood Logan (July 2000 thru September 2004).

Notes to Trustees and Officers pages

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available, without charge, upon request, by calling 1-800-225-5291.

1 Each Trustee serves until resignation, retirement age or until his or her successor is elected.

2 Member of Audit Committee.

3 Non-independent Trustees hold positions with the Fund’s investment adviser, underwriter and certain other affiliates.

For more information

The Fund’s proxy voting policies, procedures and records are available without charge, upon request:

By phone	On the Fund’s Web site	On the SEC’s Web site
1-800-225-5291	www.jhfunds.com/proxy	www.sec.gov

Investment adviser	Custodian	Legal counsel
John Hancock Advisers, LLC	The Bank of New York	Wilmer Cutler Pickering
601 Congress Street	One Wall Street	Hale and Dorr LLP
Boston, MA 02210-2805	New York, NY 10286	60 State Street
Boston, MA 02109-1803
Subadviser	Transfer agent
Independence Investment LLC	John Hancock Signature	Independent registered
53 State Street	Services, Inc.	public accounting firm
Boston, Massachusetts 02109	1 John Hancock Way,	PricewaterhouseCoopers LLP
	Suite 1000	125 High Street
Principal distributor
	Boston, MA 02217-1000	Boston, MA 02110
John Hancock Funds, LLC
601 Congress Street
Boston, MA 02210-2805

The Fund’s investment objective, risks, charges and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, call your financial professional, call John Hancock Funds at 1-800-225-5291, or visit the Fund’s Web site at www.jhfunds.com. Please read the prospectus carefully before investing or sending money.

A listing of month-end portfolio holdings is available on our Web site, www.jhfunds.com. A more detailed portfolio holdings summary is available on a quarterly basis 60 days after the fiscal quarter on our Web site or upon request by calling 1-800-225-5291, or on the Securities and Exchange Commission’s Web site, www.sec.gov.

1-800-225-5291
1-800-554-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds. com

Now available: electronic delivery www.jhfunds. com/edelivery

This report is for the information of the shareholders of John Hancock Core Equity Fund.

2500A 12/05 2/06

JOHN HANCOCK

U.S. Global Leaders Growth Fund

12.31.2005 Annual Report

John Hancock

JOHN HANCOCK FUNDS

Your fund at a glance

Managers’ report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Your expenses
page 8

Fund’s investments
page 10

Financial statements
page 13

Trustees & officers
page 33

For more information
page 37

To Our Shareholders,

The mutual fund industry has seen enormous growth over the last several decades. A good half of all American households are now invested in at least one mutual fund and the industry has grown to more than $8 trillion invested in some 7,000–8,000 mutual funds. With this growth, investors and their financial professionals have had access to an increasing array of investment choices — and greater challenges as they try to find the best-performing funds to fit their investment objectives.

Morningstar, Inc., a major independent analyst of the mutual fund industry, has provided investors and their advisors with an important evaluation tool since 1985, when it launched its “star” rating. Based on certain measurements, the Morningstar Rating for funds reflects each fund’s risk-adjusted return compared to a peer group, designating the results with a certain number of stars, from five stars for the best down to one star. The star ranking system has become the gold standard, with 4- and 5-star funds accounting for the bulk of fund sales.

As good, and important, as this ranking measurement has been, we have long taken issue with part of the process that adjusts performance on broker-sold Class A shares for “loads” — or up-front commissions. We have argued that this often does not accurately reflect an A share investor’s experience, since they increasingly are purchasing A shares in retirement plans and fee-based platforms that waive the up-front fee.

We are pleased to report that Morningstar has acknowledged this trend and has added a new rating for Class A shares on a no-load basis, called the “Load-Waived A Share” rating, that captures the experience of an investor who is not paying a front-end load. This new rating will better assist our plan sponsors, 401(k) plan participants and clients of financial professionals who invest via fee-based platforms or commit to invest more than a certain dollar amount, in evaluating their choice of mutual funds.

Since being implemented in early December 2005, the impact on our funds has been terrific. Under the new load-waived rating, 11 of our 32 open-end retail mutual funds increased their ratings to either a 4- or 5-star rank. In total, 12 of our funds now have 4- or 5-star rankings on their load-waived A shares, as of December 31, 2005.

We commend Morningstar for its move and urge our shareholders to consider this another tool at your disposal as you and your financial professional are evaluating investment choices.

Sincerely,

Keith F. Hartstein,
President and Chief Executive Officer

This commentary reflects the CEO’s views as of December 31, 2005. They are subject to change at any time.

YOUR FUND
AT A GLANCE

The Fund seeks
long-term growth of
capital by normally
investing at least
80% of its assets in
the stocks of compa-
nies the managers
regard as “U.S.
Global Leaders.”

Over the last twelve months

* Stocks posted positive results as unexpectedly strong earnings and economic growth overcame record-high energy prices.

 * The Fund underperformed both the average large-cap growth fund and the S&P 500 Index.

* The Fund’s health care stocks posted the best results, while technology and industrial stocks lagged.

Total returns for the Fund are at net asset value with all distributions reinvested.
These returns do not reflect the deduction of the maximum sales charge, which would reduce the performance shown above.

Top 10 holdings
6.5% Staples, Inc.
5.9% Dell, Inc.
5.5% Amgen, Inc.
5.4% Microsoft Corp.
5.2% Medtronic, Inc.
5.1% Procter & Gamble Co. (The)
4.9% Automatic Data Processing, Inc.
4.4% Johnson & Johnson
4.2% American International Group, Inc.
4.1% Coca-Cola Co. (The)
As a percentage of net assets on December 31, 2005.

1

BY GEORGE P. FRAISE, GORDON M. MARCHAND, CFA, CIC, AND ROBERT L.
ROHN, PORTFOLIO MANAGERS, SUSTAINABLE GROWTH ADVISERS, LP

MANAGERS’
REPORT

JOHN HANCOCK
U.S. Global Leaders
Growth Fund

After a lackluster start, the U.S. stock market gained ground in 2005, its third straight year of positive performance. The predominant theme was soaring energy prices, which had a significant impact on consumer spending, business costs and the financial markets. Besides energy, investors also had to contend with a series of short-term interest rate increases by the Federal Reserve and two extremely destructive hurricanes. However, the positive market influences — consistently strong corporate earnings, a healthy economy, and increased merger activity — eventually won out.

For the year, the stock market, as measured by the Standard & Poor’s 500 Index, returned 4.91% . Although large-cap stocks outperformed small-cap issues for the first time since 1998, large-cap growth stocks continued to lag the broader market as value shares outpaced growth for the sixth consecutive year.

“After a lackluster start, the U.S.
stock market gained ground in
2005, its third straight year of
positive performance.”

Fund performance

For the year ended December 31, 2005, John Hancock U.S. Global Leaders Growth Fund’s Class A, Class B, Class C, Class I and Class R shares posted total returns of 2.16%, 1.43%, 1.43%, 2.64% and 2.09%, respectively, at net asset value. The Fund’s performance trailed the 6.20% return of the average large-cap growth fund, according to Lipper Inc.,1 and the 4.91% return of the S&P 500. Keep in mind that your net asset value return will be different from the Fund’s performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. See pages six and seven for historical performance information.

Sector allocation was the reason for the Fund’s underperformance in 2005. Market performance was dominated by just two sectors — energy, which rose 31% for the year, and utilities,

2

which gained 17%. Together, these two sectors contributed more than 70% of the S&P 500’s overall return. As we have mentioned in the past, the Fund does not own any stocks in these sectors of the market because they do not have a key characteristic that we seek in our investments — predictable, sustainable earnings growth. Our lack of exposure to these sectors left us at a considerable performance disadvantage.

It is times like this that severely test your commitment to your investment discipline. But however tempting it may be to chase the hot-performing sectors of the moment, we steadfastly refuse to deviate from our process because we know from experience that our approach has rewarded investors handsomely over the long term.

Health care stocks produced the best results

Although our sector allocation worked against us, stock selection continued to have a positive impact on performance. Four of the top six performance contributors were health care stocks, validating the shift we made in 2004 away from the large pharmaceutical stocks and into medical device makers and biotechnology companies.

Amgen, Inc., a biotech firm that produces supportive care products for dialysis and oncology, was the best contributor in the portfolio. The company delivered very strong earnings thanks to healthy sales of its core products, and we also saw encouraging signs from its drug development pipeline. Another holding that produced great results was Teva Pharmaceutical Industries Ltd., which is at the crossroads of a powerful health care trend — the shift from branded to generic drugs. More than $80 billion in branded pharmaceutical products are going off patent in the next five years, and Teva — as the planet’s leading generic drug maker — is well positioned to benefit from this trend.

“Sector allocation was the reason
for the Fund’s underperformance
in 2005.”

Technology and industrial stocks declined

Only two sectors of the portfolio declined in 2005 — information technology and industrials. Electronics manufacturer Dell, Inc. was the most significant detractor from portfolio performance after warning of lower revenues and earnings. The company faces an

3

Sector
distribution2

Consumer
staples — 26%
Health care — 23%
Information
technology — 20%
Consumer
discretionary — 16%
Financials — 8%
Industrials — 7%

increasingly challenging environment where many of its competitors are less vulnerable than in the past. However, Dell remains the market leader, continues to use its inherent cost advantage over its competition to gain market share, and generates an enormous amount of free cash flow.

Shipping company United Parcel Service, Inc. fell because of disappointing earnings early in the year. Since then, volume growth has increased and productivity has improved, and we believe this stock provides an excellent way to participate in the growth of global commerce.

A brief dalliance

Our investment strategy involves buying good businesses and then exercising patience, holding them, on average, for four to five years. That’s why our experience with natural foods retailer Whole Foods Market, Inc. was somewhat unusual. We added a small position in Whole Foods to the portfolio in January, and it rallied very sharply throughout the year. By the fourth quarter, the stock’s valuation was the highest of any company in the portfolio, so we sold our holdings, booking a 68% gain. We still like the company’s fundamentals and believe in its business model, but part of our discipline is to lower risk at every stage of the investment process, and that includes excessive price risk. We will look for opportunities to re-establish a position at a more compelling valuation.

Other portfolio changes

In addition to Whole Foods, we added four new stocks to the portfolio in 2005 and eliminated one holding. The new additions

4

included online auction company eBay, Inc., warehouse club operator Costco Wholesale Corp., industrial conglomerate General Electric Co. and Teva.

“...high-quality, large-cap growth
stocks currently trade at their most
attractive valuations in more than
a decade.”

We eliminated Anheuser-Busch from the portfolio during the second half of the year. The company faces an increasingly difficult competitive environment within the beer industry, as well as the acceleration of a demographic shift away from beer and toward wine and spirits.

Outlook

The high-quality companies in the portfolio enjoyed their eleventh consecutive year of double-digit earnings growth in 2005. Nonetheless, high-quality, large-cap growth stocks currently trade at their most attractive valuations in more than a decade. According to our valuation methodology, which is based on a comparison of the portfolio’s enterprise yield — free cash flow, net of capital expenditures, as a percentage of market capitalization — to the 10-year Treasury bond yield, the portfolio is 40%–50% undervalued compared to its historical averages.

We expect the fundamental disconnect between predictable, sustainable earnings growth and extremely low valuations to be rectified when earnings growth returns to its long-term average in the single-digit range. It’s only a matter of time.

This commentary reflects the views of the portfolio managers through the end of the Fund’s period discussed in this report. The managers’ statements reflect their own opinions. As such, they are in no way guarantees of future events, and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

2 As a percentage of net assets on December 31, 2005.

5

A LOOK AT PERFORMANCE

For the period ended December 31, 2005

	Class A	Class B	Class C	Class I1	Class R1
Inception date	9-29-95	5-20-02	5-20-02	5-20-02	8-5-03

Average annual returns with maximum sales charge (POP)
One year	–2.97%	–3.57%	0.43%	2.64%	2.09%

Five years	0.00	—	—	—	—

Ten years	9.88	—	—	—	—

Since inception	—	1.23	2.02	3.20	9.07

Cumulative total returns with maximum sales charge (POP)
One year	–2.97	–3.57	0.43	2.64	2.09

Five years	0.00	—	—	—	—

Ten years	156.58	—	—	—	—

Since inception	—	4.52	7.52	12.08	23.23

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The returns for Class C shares have been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. The Class B shares’ CDSC declines annually between years 1–6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charge is not applicable for Class I and Class R shares.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the Fund’s current performance may be higher or lower than the performance shown. For performance data current to the most recent month-end, please call 1-800-225-5291 or visit the Fund’s Web site at www.jhfunds.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Fund’s performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable.

1For certain types of investors as described in the Fund’s Class I and Class R share prospectuses.

6

GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we’ve shown the same investment in the Standard & Poor’s 500 Index.

	Class B	Class C1	Class I2	Class R2
Period beginning	5-20-02	5-20-02	5-20-02	8-5-03

Without sales charge	$10,752	$10,752	$11,208	$12,323

With maximum sales charge	10,452	10,752	11,208	12,323

Index	12,193	12,193	12,193	13,500

Assuming all distributions were reinvested for the period indicated, the table above shows the value of a $10,000 investment in the Fund’s Class B, Class C, Class I and Class R shares, respectively, as of December 31, 2005. The Class C shares investment with maximum sales charge has been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

Standard & Poor’s 500 Index is an unmanaged index that includes 500 widely traded common stocks.

It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

1 No contingent deferred sales charge applicable.

2 For certain types of investors as described in the Fund’s Class I and Class R share prospectuses.

7

YOUR
EXPENSES

These examples are intended to help you understand your ongoing operating expenses.

Understanding fund expenses

As a shareholder of the Fund, you incur two types of costs:

* Transaction costs which include sales charges (loads) on
purchases or redemptions (varies by share class), minimum
account fee charge, etc.
* Ongoing operating expenses including management
fees, distribution and service fees (if applicable) and other fund expenses.

We are going to present only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about your fund’s actual ongoing operating expenses, and is based on your fund’s actual return. It assumes an account value of $1,000.00 on June 30, 2005, with the same investment held until December 31, 2005.

Account value		Expenses paid
$1,000.00	Ending value	during period
on 6-30-05	on 12-31-05	ended 12-31-05[1]

Class A	$1,064.40	$6.61
Class B	1,060.40	10.51
Class C	1,060.40	10.51
Class I	1,066.80	4.44
Class R	1,062.60	8.46

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at December 31, 2005 by $1,000.00, then multiply it by the “expenses paid” for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

8

Hypothetical example for comparison purposes

This table allows you to compare your fund’s ongoing operating expenses with those of any other fund. It provides an example of the Fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annual return before expenses (which is not your fund’s actual return). It assumes an account value of $1,000.00 on June 30, 2005, with the same investment held until December 31, 2005. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses.

Account value		Expenses paid
$1,000.00	Ending value	during period
on 6-30-05	on 12-31-05	ended 12-31-05[1]

Class A	$1,018.80	$6.46
Class B	1,015.00	10.28
Class C	1,015.00	10.28
Class I	1,020.90	4.34
Class R	1,017.00	8.27

Remember, these examples do not include any transaction costs, such as sales charges; therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1 Expenses are equal to the Fund’s annualized expense ratio of 1.27%, 2.02%, 2.03%, 0.84% and 1.63% for Class A, Class B, Class C, Class I and Class R, respectively, multiplied by the average account value over the period, multiplied by number of days in most recent fiscal half-year/365 or 366 (to reflect the one-half year period).

9

F I N A N C I A L   S TAT E M E N T S

FUND’S
INVESTMENTS

Securities owned
by the Fund on
December 31, 2005

This schedule is divided into two main categories: common stocks and short-term investments. The common stocks are further broken down by industry group. Short-term investments, which represent the Fund’s cash position, are listed last.

Issuer	Shares	Value

Common stocks 99.62%		$1,784,249,217
(Cost $1,561,848,945)
Air Freight & Logistics 4.07%		72,955,620

United Parcel Service, Inc. (Class B) (L)	970,800	72,955,620
Asset Management & Custody Banks 3.42%		61,302,780

State Street Corp.	1,105,750	61,302,780
Biotechnology 9.29%		166,363,236

Amgen, Inc. (I)(L)	1,249,400	98,527,684

Genzyme Corp. (I)	958,400	67,835,552
Computer Hardware 5.89%		105,518,315

Dell, Inc. (I)(L)	3,518,450	105,518,315
Data Processing & Outsourced Services 4.93%		88,294,654

Automatic Data Processing, Inc.	1,924,050	88,294,654
Food Distributors 3.50%		62,721,000

Sysco Corp.	2,020,000	62,721,000
Health Care Equipment 5.23%		93,748,485

Medtronic, Inc. (L)	1,628,426	93,748,485
Home Entertainment Software 3.51%		62,808,617

Electronic Arts, Inc. (I)(L)	1,200,700	62,808,617
Home Improvement Retail 3.43%		61,456,736

Home Depot, Inc. (The)	1,518,200	61,456,736
Household Products 9.21%		164,920,771

Colgate-Palmolive Co. (L)	1,333,250	73,128,763

Procter & Gamble Co. (The)	1,585,902	91,792,008
Hypermarkets & Super Centers 5.99%		107,246,770

Costco Wholesale Corp. (L)	1,287,800	63,707,466

Wal-Mart Stores, Inc.	930,327	43,539,304

See notes to
financial statements.

10

F I N A N C I A L   S TAT E M E N T S

Issuer		Shares	Value
Industrial Conglomerates 3.48%			$62,381,990

General Electric Co. (L)		1,779,800	62,381,990
Internet Retail 3.21%			57,410,050

eBay, Inc. (I)(L)		1,327,400	57,410,050
Multi-Line Insurance 4.23%			75,780,468

American International Group, Inc.		1,110,662	75,780,468
Packaged Foods & Meats 2.96%			53,045,722

Wrigley (Wm.) Jr. Co. (L)		797,800	53,045,722
Pharmaceuticals 8.29%			148,507,258

Johnson & Johnson		1,324,117	79,579,432

Teva Pharmaceutical Industries Ltd.,
American Depositary Receipt (Israel)		1,602,600	68,927,826
Restaurants 2.99%			53,488,023

Starbucks Corp. (I)(L)		1,782,340	53,488,023
Soft Drinks 4.10%			73,400,479

Coca-Cola Co. (The)		1,820,900	73,400,479
Specialty Stores 6.52%			116,764,305

Staples, Inc.		5,141,537	116,764,305
Systems Software 5.37%			96,133,938

Microsoft Corp.		3,676,250	96,133,938

	Interest	Par value
Issuer, description, maturity date	rate	(000)	Value

Short-term investments 19.56%			$350,283,405
(Cost $350,283,405)
Joint Repurchase Agreement 0.42%			7,565,000

Investment in a joint repurchase agreement
transaction with Morgan Stanley —
Dated 12-30-05 due 01-03-06
(Secured by U.S. Treasury Inflation
Indexed Note 3.375% due 01-15-12)	3.500%	$7,565	7,565,000

		Shares
Cash Equivalents 19.14%			342,718,405

AIM Cash Investment Trust (T)		342,718,405	342,718,405

See notes to
financial statements.

11

F I N A N C I A L   S TAT E M E N T S

Total investments 119.18%	$2,134,532,622

Other assets and liabilities, net (19.18%)	($343,568,532)

Total net assets 100.00%	$1,790,964,090

(I) Non-income-producing security.

(L) All or a portion of this security is on loan as of December 31, 2005.

(T) Represents investment of securities lending collateral.

Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.

12

F I N A N C I A L   S TAT E M E N T S

ASSETS AND
LIABILITIES

December 31, 2005
This Statement
of Assets and
Liabilities is the
Fund’s balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You’ll
also find the net
asset value and
the maximum
offering price
per share.

Assets
Investments at value (cost $1,912,132,350)
including $335,986,967 of securities loaned	$2,134,532,622
Cash	514
Receivable for shares sold	3,532,617
Dividends and interest receivable	1,472,376
Receivable from affiliates	79,870
Other assets	65,161
Total assets	2,139,683,160

Liabilities
Payable for shares repurchased	3,943,710
Payable upon return of securities loaned	342,718,405
Payable to affiliates
Management fees	1,164,541
Distribution and service fees	183,291
Other	408,245
Other payables and accrued expenses	300,878
Total liabilities	348,719,070

Net assets
Capital paid-in	1,600,330,545
Accumulated net realized loss on investments	(31,733,314)
Net unrealized appreciation of investments	222,400,272
Accumulated net investment loss	(33,413)
Net assets	$1,790,964,090

Net asset value per share
Based on net asset values and shares outstanding —
the Fund has an unlimited number of shares
authorized with no par value
Class A ($1,271,116,126 * 44,690,334 shares)	$28.44
Class B ($217,679,567 * 7,844,252 shares)	$27.75
Class C ($284,019,655 * 10,234,242 shares)	$27.75
Class I ($13,131,777 * 456,937 shares)	$28.74
Class R ($5,016,965 * 176,992 shares)	$28.35

Maximum offering price per share
Class A1 ($28.44 * 95%)	$29.94

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to
financial statements.

13

F I N A N C I A L   S TAT E M E N T S

OPERATIONS

For the year ended
December 31, 2005

This Statement
of Operations
summarizes the
Fund’s investment
income earned and
expenses incurred
in operating the
Fund. It also shows
net gains (losses)
for the period
stated.

Investment income
Dividends (net of foreign withholding taxes of $39,091)	$18,447,818
Interest	570,042
Securities lending	277,140
Total investment income	19,295,000

Expenses
Investment management fees	12,636,135
Class A distribution and service fees	2,938,627
Class B distribution and service fees	2,215,365
Class C distribution and service fees	2,749,089
Class R distribution and service fees	16,305
Class A, B and C transfer agent fees	4,005,248
Class I transfer agent fees	4,632
Class R transfer agent fees	9,282
Accounting and legal services fees	419,504
Printing	279,454
Custodian	267,824
Registration and filing fees	219,394
Miscellaneous	114,725
Trustees’ fees	76,573
Professional fees	73,169
Compliance fees	39,001
Securities lending	13,351
Interest	159
Total expenses	26,077,837
Less expense reductions	(785,149)
Net expenses	25,292,688
Net investment loss	(5,997,688)

Realized and unrealized gain
Net realized gain on investments	28,082,457
Change in net unrealized appreciation
(depreciation) of investments	32,722,309
Net realized and unrealized gain	60,804,766
Increase in net assets from operations	$54,807,078

See notes to
financial statements.

14

F I N A N C I A L   S TAT E M E N T S

CHANGES IN
NET ASSETS

These Statements
of Changes in Net
Assets show how
the value of the
Fund’s net assets
has changed
during the last
two periods. The
difference reflects
earnings less
expenses, any
investment
gains and losses,
distributions, if
any, paid to
shareholders and
the net of Fund
share transactions.

	Year	Year
	ended	ended
	12-31-04	12-31-05

Increase (decrease) in net assets
From operations
Net investment income (loss)	$2,209,650	($5,997,688)
Net realized gain	4,979,677	28,082,457
Change in net unrealized
appreciation (depreciation)	71,905,362	32,722,309
Increase in net assets
resulting from operations	79,094,689	54,807,078
Distributions to shareholders
From net investment income
Class A	(2,182,803)	—
Class I	(49,706)	—
Class R	(907)	—
	(2,233,416)	—
From Fund share transactions	558,269,947	380,076,376

Net assets
Beginning of period	720,949,416	1,356,080,636
End of period[1]	$1,356,080,636	$1,790,964,090

1 Includes distributions in excess of net investment income of $1,871 and accumulated net investment loss $33,413, respectively.

See notes to
financial statements.

15

F I N A N C I A L   H I G H L I G H T S

FINANCIAL
HIGHLIGHTS

CLASS A SHARES

The Financial Highlights show how the Fund’s net asset value for a share has changed since the end of the previous period.

Period ended	6-30-01[1]	6-30-02[1,2]	12-31-02[1,3]	12-31-03	12-31-04	12-31-05

Per share operating performance
Net asset value,
beginning of period	$26.37	$24.98	$24.03	$21.57	$25.72	$27.84
Net investment income (loss)[4]	(0.14)	(0.09)	0.01	—[5]	0.15	(0.04)
Net realized and unrealized
gain (loss) on investments	(1.25)	(0.86)	(2.47)	4.15	2.04	0.64
Total from
investment operations	(1.39)	(0.95)	(2.46)	4.15	2.19	0.60
Less distributions
From net investment income	—	—	—	—	(0.07)	—
Net asset value, end of period	$24.98	$24.03	$21.57	$25.72	$27.84	$28.44
Total return[6] (%)	(5.27)	(3.80)[7]	(10.24)[7,8]	19.24[7]	8.51	2.16[7]

Ratios and supplemental data
Net assets, end of period
(in millions)	$81	$150	$237	$392	$893	$1,271
Ratio of expenses
to average net assets (%)	1.38	1.37	1.27[9]	1.35	1.32	1.28
Ratio of adjusted expenses
to average net assets[10] (%)	—	1.40	1.36[9]	1.36	—	1.33
Ratio of net investment income (loss)
to average net assets (%)	(0.54)	(0.36)	0.07[9]	(0.02)	0.57	(0.14)
Portfolio turnover (%)	3	3	1	15	16	28[11]

See notes to
financial statements.

16

F I N A N C I A L   H I G H L I G H T S

CLASS B SHARES

Period ended	6-30-02[1,12]	12-31-02[1,3]	12-31-03	12-31-04	12-31-05

Per share operating performance
Net asset value,
beginning of period	$25.81	$24.01	$21.47	$25.41	$27.36
Net investment loss[4]	(0.02)	(0.07)	(0.18)	(0.05)	(0.24)
Net realized and unrealized
gain (loss) on investments	(1.78)	(2.47)	4.12	2.00	0.63
Total from
investment operations	(1.80)	(2.54)	3.94	1.95	0.39
Net asset value, end of period	$24.01	$21.47	$25.41	$27.36	$27.75
Total return[6] (%)	(6.97)[7,8]	(10.58)[7,8]	18.35[7]	7.67	1.43[7]

Ratios and supplemental data
Net assets, end of period
(in millions)	$12	$73	$164	$208	$218
Ratio of expenses
to average net assets (%)	2.13[9]	2.02[9]	2.10	2.07	2.03
Ratio of adjusted expenses
to average net assets[10] (%)	2.39[9]	2.11[9]	2.11	—	2.08
Ratio of net investment loss
to average net assets (%)	(0.93)[9]	(0.67)[9]	(0.77)	(0.21)	(0.88)
Portfolio turnover (%)	3	1	15	16	28[11]

See notes to
financial statements.

17

F I N A N C I A L   H I G H L I G H T S

CLASS C SHARES

Period ended	6-30-02[1,12]	12-31-02[1,3]	12-31-03	12-31-04	12-31-05

Per share operating performance
Net asset value,
beginning of period	$25.81	$24.01	$21.47	$25.41	$27.36
Net investment loss[4]	(0.02)	(0.07)	(0.18)	(0.04)	(0.24)
Net realized and unrealized
gain (loss) on investments	(1.78)	(2.47)	4.12	1.99	0.63
Total from
investment operations	(1.80)	(2.54)	3.94	1.95	0.39
Net asset value, end of period	$24.01	$21.47	$25.41	$27.36	$27.75
Total return[6] (%)	(6.97)[7,8]	(10.58)[7,8]	18.35[7]	7.67	1.43[7]

Ratios and supplemental data
Net assets, end of period
(in millions)	$6	$49	$160	$246	$284
Ratio of expenses
to average net assets (%)	2.12[9]	2.02[9]	2.10	2.07	2.03
Ratio of adjusted expenses
to average net assets[10] (%)	2.38[9]	2.11[9]	2.11	—	2.08
Ratio of net investment loss
to average net assets (%)	(0.96)[9]	(0.67)[9]	(0.77)	(0.17)	(0.88)
Portfolio turnover (%)	3	1	15	16	28[11]

See notes to
financial statements.

18

F I N A N C I A L   H I G H L I G H T S

CLASS I SHARES

Period ended	6-30-02[1,12]	12-31-02[1,3]	12-31-03	12-31-04	12-31-05

Per share operating performance
Net asset value,
beginning of period	$25.81	$24.04	$21.60	$25.87	$28.00
Net investment income[4]	0.01	0.02	0.10	0.25	0.08
Net realized and unrealized
gain (loss) on investments	(1.78)	(2.46)	4.17	2.06	0.66
Total from
investment operations	(1.77)	(2.44)	4.27	2.31	0.74
Less distributions
From net investment income	—	—	—	(0.18)	—
Net asset value, end of period	$24.04	$21.60	$25.87	$28.00	$28.74
Total return[6] (%)	(6.86)[7,8]	(10.15)[7,8]	19.77	8.94	2.64[7]

Ratios and supplemental data
Net assets, end of period
(in millions)	$5	$6	$5	$8	$13
Ratio of expenses
to average net assets (%)	0.91[9]	1.11[9]	0.90	0.90	0.85
Ratio of adjusted expenses
to average net assets[10] (%)	1.17[9]	1.20[9]	—	—	0.90
Ratio of net investment income
to average net assets (%)	0.21[9]	0.22[9]	0.43	0.94	0.30
Portfolio turnover (%)	3	1	15	16	28[11]

See notes to
financial statements.

19

F I N A N C I A L   H I G H L I G H T S

CLASS R SHARES

Period ended	12-31-03[12]	12-31-04	12-31-05

Per share operating performance
Net asset value,
beginning of period	$23.02	$25.68	$27.77
Net investment income (loss)[4]	(0.04)	0.16	(0.12)
Net realized and unrealized
gain on investments	2.70	1.95	0.70
Total from
investment operations	2.66	2.11	0.58
Less distributions
From net investment income	—	(0.02)	—
Net asset value, end of period	$25.68	$27.77	$28.35
Total return[6] (%)	11.56[8]	8.20	2.09[7]

Ratios and supplemental data
Net assets, end of period
(in millions)	—[13]	$2	$5
Ratio of expenses
to average net assets (%)	1.75[9]	1.53	1.54
Ratio of adjusted expenses
to average net assets[10] (%)	—	—	1.59
Ratio of net investment income (loss)
to average net assets (%)	(0.42)[9]	0.60	(0.42)
Portfolio turnover (%)	15	16	28[11]

1 Audited by previous auditor.

2 Effective 5-17-02, shareholders of the former US Global Leaders Growth Fund became owners of that number of full and fractional shares of Class A shares of the John Hancock U.S. Global Leaders Growth Fund. Additionally, the accounting and performance history of the former U.S. Global Leaders Growth Fund was redesignated as that of Class A of John Hancock U.S. Global Leaders Growth Fund.

3 Effective 12-31-02, the fiscal year changed from June 30 to December 31.

4 Based on the average of the shares outstanding.

5 Less than $0.01 per share.

6 Assumes dividend reinvestment and does not reflect the effect of sales charges.

7 Total returns would have been lower had certain expenses not been reduced during the periods shown.

8 Not annualized.

9 Annualized.

10 Does not take into consideration expense reductions during the periods shown.

11 Excludes merger activity.

12 Class B, Class C and Class I shares began operations on 5-20-02. Class R shares began on 8-5-03.

13 Less than $500,000.

See notes to
financial statements.

20

NOTES TO
STATEMENTS

Note A
Accounting policies

John Hancock U.S. Global Leaders Growth Fund (the “Fund”) is a non-diversified series of John Hancock Capital Series, an open-end management investment company registered under the Investment Company Act of 1940. The investment objective of the Fund is to achieve long-term growth of capital.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B, Class C, Class I and Class R shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies
of the Fund are as follows:

Valuation of investments

Securities in the Fund’s portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments which have a remaining maturity of 60 days or less may be valued at amortized cost, which approximates market value. Investments in AIM Cash Investment Trust are valued at their net asset value each business day.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the “Adviser”), a wholly owned subsidiary of John Hancock Financial Services, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund’s custodian bank receives delivery of the underlying securities for the joint account on the Fund’s behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

In-kind

During the year ended December 31, 2005, the Fund had net realized gains of $12,918,851 on securities associated with an in-kind redemption on October 28, 2005.

Investment transactions

Investment transactions are recorded as of the date of

21

purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net asset value of the respective classes. Distribution and service fees, if any, and transfer agent fees for Class I and Class R shares, are calculated daily at the class level based on the appropriate net asset value of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of expenses are directly identifiable to an individual fund. Expenses that are not readily identifi-able to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate, with other funds managed by the Adviser, in an unsecured line of credit with banks, which permits borrowings of up to $250 million, collectively. Interest is charged to each fund based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit, and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the year ended December 31, 2005.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. On December 31, 2005, the Fund loaned securities having a market value of $335,986,967 collateralized by cash in the amount of $342,718,405. The cash collateral was invested in a short-term instrument. Securities lending expenses are paid by the Fund to the Adviser.

Federal income taxes

The Fund qualifies as a “regulated investment company” by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $27,128,984 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The loss carryforward expires as follows: December 31, 2008 —$19,853,472, December 31, 2009 — $6,617,824 and December 31, 2011 —$657,688. Net capital losses of $609,215 that are attributable to security transactions incurred after October 31, 2005, are treated as arising on January 1, 2006, the first day of the Fund’s next taxable year.

Dividends, interest
and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding

22

taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. During the year ended December 31, 2004, the tax character of distributions paid was as follows: ordinary income $2,233,416. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class.

As of December 31, 2005, there were no distributable earnings on a tax basis.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

Note B
Management fee and
transactions with
affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a daily management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.75% of the first $2,000,000,000 of the Fund’s average daily net asset value, (b) 0.70% of the next $3,000,000,000 and (c) 0.65% of the Fund’s average daily net asset value in excess of $5,000,000,000.

The Adviser has a subadvi-sory agreement with Sustainable Growth Advisers, LP. The Fund is not responsible for payment of the subadvisory fees.

Effective April 9, 2005, the Adviser has agreed to limit the Fund’s total expenses, excluding transfer agent fees and distribution and service fees, to 0.79% of the Fund’s average daily net asset value, on an annual basis, and net operating expenses on Class A, Class B and Class C shares to 1.32%, 2.07% and 2.07%, respectively, of each class’ average daily net asset value, at least until April 30, 2006. Accordingly, the expense reductions related to this total expense limitation amounted to $706,614 and there were no class-specific total expense reductions during the year ended December 31, 2005. The Adviser reserves the right to terminate these limitations in the future.

The Fund has Distribution Plans with John Hancock Funds, LLC (“JH Funds”), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B, Class C and Class R, pursuant to Rule 12b-1 under the Investment Company Act of 1940, to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes monthly payments to JH Funds at an annual rate not to exceed 0.25% of Class A average daily net asset value, 1.00% of Class B and Class C average daily net asset value and 0.50% of Class R average daily net asset value. A maximum of 0.25% of such payments may be service fees, as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund’s 12b-1 payments could occur under certain circumstances. In addition, under a Service Plan for Class R shares, the Fund pays up to 0.25% of Class R average daily net asset value for certain other services.

23

Class A shares are assessed up-front sales charges. During the year ended December 31, 2005, JH Funds received net up-front sales charges of $1,977,511 with regard to sales of Class A shares. Of this amount, $292,777 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $1,550,622 was paid as sales commissions to unrelated broker-dealers and $134,112 was paid as sales commissions to sales personnel of Signator Investors, Inc. (“Signator Investors”), a related broker-dealer. The Adviser’s indirect parent, John Hancock Life Insurance Company (“JHLICo”), is the indirect sole shareholder of Signator Investors.

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge (“CDSC”) at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used, in whole or in part, to defray its expenses for providing distribution-related services to the Fund in connection with the sale of Class B and Class C shares. During the year ended December 31, 2005, CDSCs received by JH Funds amounted to $520,364 for Class B shares and $57,302 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. (“Signature Services”), an indirect subsidiary of JHLICo. For Class A, Class B and Class C shares, the Fund pays a monthly transfer agent fee at an annual rate of 0.05% of each class’s average daily net asset value, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of-pocket expenses, aggregated and allocated to each class on the basis of its relative net asset value. Effective April 9, 2005, Signature Services has agreed to limit the Class A, Class B and Class C transfer agent fees to 0.28% of each respective class’s average daily net asset value, until April 30, 2006. There were no expense reductions related to this transfer agent fee limitation during the year ended December 31, 2005. For Class I shares the Fund pays a monthly transfer agent fee at a total annual rate of 0.05% of Class I average daily net asset value. For Class R shares, the Fund pays a monthly transfer agent fee at an annual rate of 0.05% of the Class R average net asset value, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of-pocket expenses. Signature Services agreed to voluntarily reduce the Fund’s asset-based portion of the transfer agent fee if the total transfer agent fee exceeds the Lipper, Inc. median transfer agency fee for comparable mutual funds by greater than 0.05% . Accordingly, the transfer agent expense for Class A, Class B and Class C shares was reduced by $78,535 for the year ended December 31, 2005, which had no impact on each class’s ratio of expenses to average net assets. Signature Services reserves the right to terminate this limitation at any time.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year amounted to $419,504. The Fund also paid the Adviser the amount of $1,352 for certain publishing services, included in the printing fees. The Fund also reimbursed JHLICo for certain compliance costs, included in the Fund’s Statement of Operations.

The Adviser and other subsidiaries of JHLICo. owned 4,344 Class R shares of bene-ficial interest of the Fund on December 31, 2005.

24

Mr. James R. Boyle is Chairman of the Adviser, as well as affiliated Trustee of the Fund, and is compensated by the Adviser and/or its affiliates. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund’s deferred compensation liability are recorded on the Fund’s books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments, as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

Note C
Fund share transactions

This listing illustrates the number of Fund shares sold, issued in reorganization, reinvested and repurchased during the last two years, along with the corresponding dollar value.

	Year ended 12-31-04		Year ended 12-31-05
	Shares	Amount	Shares	Amount

Class A shares
Sold	21,469,197	$576,741,743	22,740,759	$620,061,042
Issued in reorganization	—	—	4,738,822	125,153,709
Distributions reinvested	74,630	2,057,537	—	—
Repurchased	(4,737,384)	(124,627,708)	(14,854,608)	(411,138,997)
Net increase	16,806,443	$454,171,572	12,624,973	$334,075,754

Class B shares
Sold	2,656,112	$68,690,740	1,516,463	$40,611,205
Issued in reorganization	—	—	1,154,868	29,922,515
Repurchased	(1,521,967)	(39,244,781)	(2,417,915)	(65,124,267)
Net increase	1,134,145	$29,445,959	253,416	$5,409,453

Class C shares
Sold	3,872,799	$100,379,401	3,315,090	$88,840,212
Issued in reorganization	—	—	96,136	2,491,009
Repurchased	(1,143,880)	(29,539,337)	(2,183,935)	(59,138,929)
Net increase	2,728,919	$70,840,064	1,227,291	$32,192,292

Class I shares
Sold	220,096	$5,842,198	338,329	$9,442,238
Distributions reinvested	1,033	28,651	—	—
Repurchased	(127,814)	(3,428,641)	(158,534)	(4,272,966)
Net increase	93,315	$2,442,208	179,795	$5,169,272

Class R shares
Sold	63,342	$1,671,427	170,902	$4,615,605
Distributions reinvested	33	907	—	—
Repurchased	(11,238)	(302,190)	(50,640)	(1,386,000)
Net increase	52,137	$1,370,144	120,262	$3,229,605

Net increase	20,814,959	$558,269,947	14,405,737	$380,076,376

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Note D
Investment transactions

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, including in-kind redemptions of $107,109,627 during the year ended December 31, 2005 aggregated $862,834,397 and $466,002,282, respectively.

The cost of investments owned on December 31, 2005, including short-term investments, for federal income tax purposes, was $1,916,127,465. Gross unrealized appreciation and depreciation of investments aggregated $250,784,934 and $32,379,777, respectively, resulting in net unrealized appreciation of $218,405,157. The difference between book basis and tax basis net unrealized appreciation of investments is attributable primarily to the tax deferral of losses on certain sales of securities.

Note E
Reorganization

On March 23, 2005, the shareholders of John Hancock Large Cap Growth Fund (“Large Cap Growth Fund”) approved an Agreement and Plan of Reorganization, which provided for the transfer of substantially all of the assets and liabilities of the Large Cap Growth Fund in exchange for Class A, Class B and Class C shares of the Fund. The acquisition was accounted for as a tax-free exchange of 4,738,822 Class A shares, 1,154,868 Class B shares and 96,136 of Class C shares of the Fund for the net assets of the Large Cap Growth Fund, which amounted to $125,153,709, $29,922,515 and $2,491,009 for Class A, Class B and Class C shares of the Large Cap Growth Fund, respectively, including the total of $5,342,089 of unrealized appreciation, after the close of business on April 8, 2005.

Note F
Reclassification of accounts

During the year ended December 31, 2005, the Fund reclassified amounts to reflect an increase in accumulated net realized loss on investments of $44,319,845, a decrease in accumulated net investment loss of $5,966,146 and an increase in capital paid-in of $38,353,699. This represents the amounts necessary to report these balances on a tax basis, excluding certain temporary differences, as of December 31, 2005. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America, book and tax differences in accounting for deferred compensation net operating loss and redemption-in-kind gain and expiring capital loss on carryforward. The calculation of net investment income (loss) per share in the Fund’s Financial Highlights excludes these adjustments.

26

AUDITORS’
REPORT

Report of
Independent
Registered Public
Accounting Firm

To the Board of Trustees and Shareholders of John Hancock
U.S. Global Leaders Growth Fund,

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock U.S. Global Leaders Growth Fund (the “Fund”) at December 31, 2005, the results of its operations, the changes in its net assets and the finan-cial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 15, 2006

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TAX
INFORMATION
Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended December 31, 2005.

The Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099-DIV for the calendar year 2005.

Shareholders were mailed a 2005 U.S. Treasury Department Form 1099-DIV in January 2006. This will reflect the total of all distributions that are taxable for calendar year 2005.

28

Board Consideration
of and Continuation
of Investment
Advisory and
Subadvisory
Agreement: John
Hancock U.S. Global
Leaders Growth Fund

Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”) requires the Board of Trustees (the “Board”) of John Hancock Capital Series (the “Trust”), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreement and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), annually to review and consider the continuation of: (i) the investment advisory agreement (the “Advisory Agreement”) with John Hancock Advisers, LLC (the “Adviser”), and (ii) the subadvisory agreement with Sustainable Growth Advisers, LP (the “Subadviser”) for the John Hancock U.S. Global Leaders Growth Fund (the “Fund”). The investment advisory agreement with the Advisor and the investment subadvisory agreement with the Subadviser are collectively referred to as the “Advisory Agreements.”

At meetings held on May 19-20 and June 6-7, 2005, the Board, including the Independent Trustees, considered the factors and reached the conclusions described below relating to the selection of the Adviser and Subadviser and the continuation of the Advisory Agreements. During such meetings, the Board’s Contracts/Operations Committee and the Independent Trustees also met in executive sessions with their independent legal counsel. In evaluating the Advisory Agreements, the Board, including the Contracts/Operations Committee and the Independent Trustees, reviewed a broad range of information requested for this purpose by the Independent Trustees, including but not limited to the following: (i) the investment performance of the Fund and a broader universe of relevant funds (the “Universe”) selected by Lipper Inc. (“Lipper”), an independent provider of investment company data, for a range of periods, (ii) advisory and other fees incurred by, and the expense ratios of, the Fund and a peer group of comparable funds selected by Lipper (the “Peer Group”), (iii) the advisory fees of comparable portfolios of other clients of the Adviser and the Subadviser, (iv) the Adviser’s financial results and condition, including its and certain of its affiliates’ profitability from services performed for the Fund, (v) breakpoints in the Fund’s and the Peer Group’s fees and a study undertaken at the direction of the Independent Trustees as to the allocation of the benefits of economies of scale between the Fund and the Adviser, (vi) the Adviser’s and Subadviser’s record of compliance with applicable laws and regulations, with the Fund’s investment policies and restrictions, and with the Fund’s Code of Ethics and the structure and responsibilities of the Adviser’s and Subadviser’s compliance department, (vii) the background and experience of senior management and investment professionals, and (viii) the nature, cost and character of advisory and non-investment management services provided by the Adviser and its affiliates and by the Subadviser.

Nature, extent and quality of services

The Board considered the ability of the Adviser and the Subadviser, based on their resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of the Adviser and Subadviser. In addition, the Board took into account the administrative services provided to the Fund by the Adviser and its affiliates.

Based on the above factors, together with those referenced below, the Board concluded that, within the

29

context of its full deliberations, the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser and Subadviser were sufficient to support renewal of the Advisory Agreements.

Fund performance

The Board considered the performance results for the Fund over various time periods. The Board also considered these results in comparison to the performance of the Universe, as well as the Fund’s benchmark indexes. Lipper determined the Universe for the Fund. The Board reviewed with a representative of Lipper the methodology used by Lipper to select the funds in the Universe and the Peer Group.

The Board noted that the performance of the Fund was higher than the median and average performance of its Universe and one of its benchmark indexes, the Lipper Large-Cap Growth Funds Index, for the time periods under review. The Board also noted that, except for the most recent time period, the Fund’s performance was higher than or not appreciably below its other benchmark index, the S&P 500 Index.

Investment advisory
fee and subadvisory
fee rates

The Board reviewed and considered the contractual investment advisory fee rate payable by the Fund to the Adviser for investment advisory services (the “Advisory Agreement Rate”). The Board received and considered information comparing the Advisory Agreement Rate with the advisory fees for the Peer Group. The Board noted that the Advisory Agreement Rate was slightly higher than the median rate of the Peer Group, but was not appreciably so. The Board concluded that the Advisory Agreement Rate was reasonable in relation to the services provided.

The Board received and considered information regarding the Fund’s total operating expense ratio and its various components, including contractual advisory fees, actual advisory fees, non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees, transfer agent fees and custodian fees, including and excluding Rule 12b-1 and non-Rule 12b-1 service fees. The Board also considered comparisons of these expenses to the expense information for the Peer Group and the Universe. The Board noted that the total operating expense ratio of the Fund was not appreciably higher than that of the Peer Group and was lower than the total operating expense ratio of the Universe. Based on the above-referenced considerations and other factors, the Board concluded that the Fund’s overall expense results and performance supported the re-approval of the Advisory Agreements.

The Board also received information about the investment subadvisory fee rate (the “Subadvisory Agreement Rate”) payable by the Adviser to the Subadviser for investment subadvisory services. The Board concluded that the Subadvisory Agreement Rate was fair and equitable, based on its consideration of the factors described above.

Profitability

The Board received and considered a detailed profitability analysis of the Adviser based on the Advisory Agreement, as well as on other relationships between the Fund and the Adviser and its affiliates. The Board concluded that, in light of the costs of providing investment management and other services to the Fund, the profits and other ancillary benefits reported by the Adviser were not unreasonable.

The Board did not consider profitability information with respect to the Subadviser, which is not affiliated with the Adviser. The Board considered that the Subadvisory Rate paid to the Subadviser had been negotiated by the Adviser on an arm’s length basis and that the Subadviser’s separate profitability from its relationship with the Fund was not a material factor in determining whether to renew the agreement.

30

Economies of scale

The Board received and considered general information regarding economies of scale with respect to the management of the Fund, including the Fund’s ability to appropriately benefit from economies of scale under the Fund’s fee structure. The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of the Adviser’s costs are not specific to individual Funds, but rather are incurred across a variety of products and services.

To the extent the Board and the Adviser were able to identify actual or potential economies of scale from Fund-specific or allocated expenses, in order to ensure that any such economies continue to be reasonably shared with the Fund as its assets increase, the Adviser and the Board agreed to continue the existing breakpoints to the Advisory Agreement Rate in addition to the existing breakpoints applicable to the Subadvisory Agreement Rate.

Information about
services to other clients

The Board also received information about the nature, extent and quality of services and fee rates offered by the Adviser and Subadviser to their other clients, including other registered investment  companies, institutional investors and separate accounts. The Board concluded that the Advisory Agreement Rate and the Subadvisory Agreement Rate were not unreasonable, taking into account fee rates offered to others by the Adviser and Subadviser, respectively, and giving effect to differences in services covered by such fee rates.

Other benefits to
the adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of the Adviser’s relationship with the Fund. Such benefits could include, among others, benefits directly attributable to the relationship of the Adviser with the Fund and benefits potentially derived from an increase in the business of the Adviser as a result of its relationship with the Fund (such as the ability to market to shareholders other finan-cial products offered by the Adviser and its affiliates).

The Board also considered the effectiveness of the Adviser’s, Subadviser’s and Fund’s policies and procedures for complying with the requirements of the federal securities laws, including those relating to best execution of portfolio transactions and brokerage allocation.

Other factors and
broader review

As discussed above, the Board reviewed detailed materials received from the Adviser and Subadviser as part of the annual re-approval process under Section 15(c) of the 1940 Act. The Board also regularly reviews and assesses the quality of the services that the Fund receives throughout the year. In this regard, the Board reviews reports of the Adviser at least quarterly, which include, among other things, a detailed portfolio review, detailed fund performance reports and compliance reports. In addition, the Board meets with portfolio managers and senior investment officers at various times throughout the year.

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the continuation of the Advisory Agreements for the Fund was in the best interest of the Fund and its shareholders. Accordingly, the Board unanimously approved the continuation of the Advisory Agreements.

At a meeting held on December 6, 2005, the Board reviewed a Sub-Advisory Agreement among the Fund, the Adviser and Sovereign Asset Management, LLC, an affiliate of the Adviser (the

31

“Sub-Adviser”). At that meeting, the Adviser proposed, and the Board accepted, a reorganization of the Adviser’s operations and the transfer to the Sub-Adviser of all of the Adviser’s investment personnel. As a result of this restructuring, the Adviser remains the principal adviser to the Fund and the Sub-Adviser acts as sub-adviser under the supervision of the Adviser. In evaluating the Sub-Adviser Agreement, the Board relied upon the review that it conducted at its May and June 2005 meetings, its familiarity with the operations and personnel transferred to Sovereign and representations by the Adviser that the reorganization would not result in a change in the quality of services provided under the Sub-Advisory Agreement or the personnel responsible for the day-today management of the Fund. The Board also reviewed an analysis of the fee paid by the Adviser to the Sub-Adviser under the Sub-Advisory Agreement relative to sub-advisory fees paid by the Adviser and its affiliates to third party sub-advisers and fees paid by a peer group of unaffiliated investment companies. After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the Sub-Advisory Agreement was the in the best interest of the Fund and its shareholders. Accordingly, the Board unanimously approved the Sub-Advisory Agreement, which became effective on December 31, 2005.

32

TRUSTEES
& OFFICERS

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

Independent Trustees
Name, age		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

Ronald R. Dion, Born: 1946	2005	53
Independent Chairman (since 2005); Chairman and Chief Executive Officer,
R.M. Bradley & Co., Inc.; Director, The New England Council and Massachusetts
Roundtable; Trustee, North Shore Medical Center; Director, Boston Stock
Exchange; Director, BJ’s Wholesale Club, Inc. and a corporator of the Eastern
Bank; Trustee, Emmanuel College; Director, Boston Municipal Research Bureau;
Member of the Advisory Board, Carroll Graduate School of Management at
Boston College.

James F. Carlin, Born: 1940	2005	53
Director and Treasurer, Alpha Analytical Inc. (analytical laboratory) (since 1985);
Part Owner and Treasurer, Lawrence Carlin Insurance Agency, Inc. (since 1995);
Part Owner and Vice President, Mone Lawrence Carlin Insurance Agency, Inc.
(since 1996); Director and Treasurer, Rizzo Associates (engineering) (until 2000);
Chairman and CEO, Carlin Consolidated, Inc. (management/investments) (since
1987); Director and Partner, Proctor Carlin & Co., Inc. (until 1999); Trustee,
Massachusetts Health and Education Tax Exempt Trust (since 1993); Director of the following: Uno Restaurant Corp. (until 2001), Arbella Mutual (insurance)
(until 2000), HealthPlan Services, Inc. (until 1999), Flagship Healthcare, Inc. (until
1999), Carlin Insurance Agency, Inc. (until 1999); Chairman, Massachusetts
Board of Higher Education (until 1999).

Richard P. Chapman, Jr.,[2] Born: 1935	2002	53
President and Chief Executive Officer, Brookline Bancorp Inc. (lending)
(since 1972); Director, Lumber Insurance Co. (insurance) (until 2000);
Chairman and Director, Northeast Retirement Services, Inc. (retirement administration) (since 1998).

William H. Cunningham, Born: 1944	2005	143
Former Chancellor, University of Texas System and former President of the
University of Texas, Austin, Texas; Chairman and CEO, IBT Technologies (until
2001); Director of the following: Hire.com (until 2004), STC Broadcasting, Inc.
and Sunrise Television Corp. (until 2001), Symtx, Inc. (electronic manufacturing)
(since 2001), Adorno/Rogers Technology, Inc. (until 2004), Pinnacle Foods
Corporation (until 2003), rateGenius (until 2003), Jefferson-Pilot Corporation
(diversified life insurance company), New Century Equity Holdings (formerly

33

Independent Trustees (continued)
Name, age		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

William H. Cunningham, Born: 1944 (continued)	2005	143
Billing Concepts) (until 2001), eCertain (until 2001), ClassMap.com (until
2001), Agile Ventures (until 2001), AskRed.com (until 2001), Southwest Airlines,
Introgen and Viasystems, Group, Inc. (electronic manufacturer) (until 2003);
Advisory Director, Interactive Bridge, Inc. (college fundraising) (until 2001);
Advisory Director, Q Investments (until 2003); Advisory Director, JP Morgan
Chase Bank (formerly Texas Commerce Bank – Austin), LIN Television (since
2002), WilTel Communications (until 2003) and Hayes Lemmerz International,
Inc. (diversified automotive parts supply company) (since 2003).

Charles L. Ladner,[2] Born: 1938	2004	143
Chairman and Trustee, Dunwoody Village, Inc. (retirement services) (until 2003);
Senior Vice President and Chief Financial Officer, UGI Corporation (public utility holding company) (retired 1998); Vice President and Director for AmeriGas, Inc.
(retired 1998); Director of AmeriGas Partners, L.P. (until 1997) (gas distribution);
Director, EnergyNorth, Inc. (until 1995); Director, Parks and History Association
(since 2001).

John A. Moore,[2] Born: 1939	2002	53
President and Chief Executive Officer, Institute for Evaluating Health Risks,
(nonprofit institution) (until 2001); Chief Scientist, Sciences International (health research) (until 2003); Principal, Hollyhouse (consulting) (since 2000); Director,
CIIT (nonprofit research) (since 2002).

Patti McGill Peterson,[2] Born: 1943	2002	53
Executive Director, Council for International Exchange of Scholars and Vice
President, Institute of International Education (since 1998); Senior Fellow, Cornell
Institute of Public Affairs, Cornell University (until 1998); Former President of
Wells College and St. Lawrence University; Director, Niagara Mohawk Power
Corporation (until 2003); Director, Ford Foundation, International Fellowships
Program (since 2002); Director, Lois Roth Endowment (since 2002); Director,
Council for International Educational Exchange (since 2003).

Steven R. Pruchansky, Born: 1944	2005	53
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc.
(since 2000); Director and President, Greenscapes of Southwest Florida, Inc.
(until 2000); Managing Director, JonJames, LLC (real estate) (since 2001);
Director, First Signature Bank & Trust Company (until 1991); Director, Mast
Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991).

34

Non-Independent Trustee[3]
Name, age		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

James R. Boyle, Born: 1959	2005	237
President, John Hancock Annuities; Executive Vice President, John Hancock
Life Insurance Company (since June, 2004); Chairman and Director, John
Hancock Advisers, LLC (the “Adviser”); John Hancock Funds, LLC (“John
Hancock Funds”) and The Berkeley Financial Group, LLC (“The Berkeley
Group”) (holding company) (since 2005); President, U.S. Annuities; Senior
Vice President, The Manufacturers Life Insurance Company (U.S.A.) (prior to 2004).

Principal officers who are not Trustees
Name, age
Position(s) held with Fund		Officer
Principal occupation(s) and		of Fund
directorships during past 5 years		since

Keith F. Hartstein, Born: 1956		2005
President and Chief Executive Officer
Senior Vice President, Manulife Financial Corporation (since 2004); Director,
President and Chief Executive Officer, the Adviser and The Berkeley Group;
Director, President and Chief Executive Officer, John Hancock Funds; Director,
President and Chief Executive Officer, Sovereign Asset Management LLC
(“Sovereign”); Director, John Hancock Signature Services, Inc.; President, John
Hancock Trust; Chairman and President, NM Capital Management, Inc. (NM
Capital) (since 2005); Chairman, Investment Company Institute Sales Force
Marketing Committee (since 2003); Executive Vice President, John Hancock
Funds (until 2005).

William H. King, Born: 1952		2002
Vice President and Treasurer
Vice President and Assistant Treasurer, the Adviser; Vice President and Treasurer
of each of the John Hancock funds advised by the Adviser; Assistant Treasurer of each of the John Hancock funds (until 2001).

Francis V. Knox, Jr., Born: 1947		2005
Vice President and Chief Compliance Officer
Vice President and Chief Compliance Officer for John Hancock Investment
Company, John Hancock Life Insurance Company (U.S.A.), John Hancock Life
Insurance Company and John Hancock Funds (since 2005); Vice President and
Assistant Treasurer, Fidelity Group of Funds (until 2004); Vice President and
Ethics & Compliance Officer, Fidelity Investments (until 2001).

John G. Vrysen, Born: 1955		2005
Executive Vice President and Chief Financial Officer; Director, the Adviser,
The Berkeley Group and John Hancock Funds.
Executive Vice President and Chief Financial Officer, the Adviser, Sovereign,
The Berkeley Group and John Hancock Funds (since 2005); Vice President and
General Manager, Fixed Annuities, U.S. Wealth Management (until 2005); Vice
President, Operations, Manulife Wood Logan (July 2000 thru September 2004).

35

Notes to Trustees and Officers pages

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available, without charge, upon request, by calling 1-800-225-5291.

1 Each Trustee serves until resignation, retirement age or until his or her successor is elected.

2 Member of Audit Committee.

3 Non-independent Trustees hold positions with the Fund’s investment adviser, underwriter and certain other affiliates.

36

For more information

The Fund’s proxy voting policies, procedures and records are available without charge, upon request:

By phone	On the Fund’s Web site	On the SEC’s Web site
1-800-225-5291	www.jhfunds.com/proxy	www.sec.gov

Investment adviser	Custodian	Legal counsel
John Hancock Advisers, LLC	The Bank of New York	Wilmer Cutler Pickering
601 Congress Street	One Wall Street	Hale and Dorr LLP
Boston, MA 02210-2805	New York, NY 10286	60 State Street
Boston, MA 02109-1803
Subadviser	Transfer agent
Sustainable Growth	John Hancock Signature	Independent registered
Advisers, LP	Services, Inc.	public accounting firm
3 Stamford Plaza	1 John Hancock Way,	PricewaterhouseCoopers LLP
301 Tresser Boulevard,	Suite 1000	125 High Street
Suite 1310	Boston, MA 02217-1000	Boston, MA 02110
Stamford, CT 06901

Principal distributor
John Hancock Funds, LLC
601 Congress Street
Boston, MA 02210-2805

The Fund’s investment objective, risks, charges and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, call your financial professional, call John Hancock Funds at 1-800-225-5291, or visit the Fund’s Web site at www.jhfunds.com. Please read the prospectus carefully before investing or sending money.

How to contact us

Internet	www.jhfunds.com

Mail	Regular mail:	Express mail:
	John Hancock	John Hancock
	Signature Services, Inc.	Signature Services, Inc.
	1 John Hancock Way, Suite 1000	Mutual Fund Image Operations
	Boston, MA 02217-1000	380 Stuart Street
Boston, MA 02116

Phone	Customer service representatives	1-800-225-5291
	24-hour automated information	1-800-338-8080
	TDD line	1-800-554-6713

A listing of month-end portfolio holdings is available on our Web site, www.jhfunds.com. A more detailed portfolio holdings summary is available on a quarterly basis 60 days after the fiscal quarter on our Web site or upon request by calling 1-800-225-5291, or on the Securities and Exchange Commission’s Web site, www.sec.gov.

37

1-800-225-5291
1-800-554-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds. com

Now available: electronic delivery
www.jhfunds. com/edelivery

This report is for the information of
the shareholders of John Hancock
U.S. Global Leaders Growth Fund.

2600A 12/05
2/06

JOHN HANCOCK

Classic Value Fund

12.31.2005 Annual Report

John Hancock

JOHN HANCOCK FUNDS

Your fund at a glance

Managers’ report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Your expenses
page 8

Fund’s investments
page 10

Financial statements
page 13

Trustees & officers
page 33

For more information
page 37

To Our Shareholders,

The mutual fund industry has seen enormous growth over the last several decades. A good half of all American households are now invested in at least one mutual fund and the industry has grown to more than $8 trillion invested in some 7,000–8,000 mutual funds. With this growth, investors and their financial professionals have had access to an increasing array of investment choices -- and greater challenges as they try to find the best-performing funds to fit their investment objectives.

Morningstar, Inc., a major independent analyst of the mutual fund industry, has provided investors and their advisors with an important evaluation tool since 1985, when it launched its “star” rating. Based on certain measurements, the Morningstar Rating for funds reflects each fund’s risk-adjusted return compared to a peer group, designating the results with a certain number of stars, from five stars for the best down to one star. The star ranking system has become the gold standard, with 4- and 5-star funds accounting for the bulk of fund sales.

As good, and important, as this ranking measurement has been, we have long taken issue with part of the process that adjusts performance on broker-sold Class A shares for “loads” -- or up-front commissions. We have argued that this often does not accurately reflect an A share investor’s experience, since they increasingly are purchasing A shares in retirement plans and fee-based platforms that waive the up-front fee.

We are pleased to report that Morningstar has acknowledged this trend and has added a new rating for Class A shares on a no-load basis, called the “Load-Waived A Share” rating, that captures the experience of an investor who is not paying a front-end load. This new rating will better assist our plan sponsors, 401(k) plan participants and clients of financial professionals who invest via fee-based platforms or commit to invest more than a certain dollar amount, in evaluating their choice of mutual funds.

Since being implemented in early December 2005, the impact on our funds has been terrific. Under the new load-waived rating, 11 of our 32 open-end retail mutual funds increased their ratings to either a 4- or 5-star rank. In total, 12 of our funds now have 4- or 5-star rankings on their load-waived A shares, as of December 31, 2005.

We commend Morningstar for its move and urge our shareholders to consider this another tool at your disposal as you and your financial professional are evaluating investment choices.

Sincerely,

Keith F. Hartstein, President and Chief Executive Officer

This commentary reflects the CEO’s views as of December 31, 2005. They are subject to change at any time.

YOUR FUND
AT A GLANCE

The Fund seeks
long-term growth of
capital by investing
at least 80% of its
assets in domestic
equity securities
that the subadviser
believes are cur-
rently undervalued
relative to the mar-
ket, based on
estimated future
earnings and
cash flow.

Over the last twelve months

* Stocks rallied for the third straight year thanks to a healthy economy and unexpectedly strong earnings.

* The Fund outperformed both its peer group and its large-cap value benchmark.

* The portfolio’s health care and industrial holdings contributed favorably to performance, while financial stocks lagged.

Total returns for the Fund are at net asset value with all distributions reinvested. These returns do not reflect the deduction of the maximum sales charge, which would reduce the performance shown above.

Top 10 holdings
4.5%	Freddie Mac
3.8%	XL Capital Ltd. (Class A)
3.8%	TJX Cos., Inc. (The)
3.8%	Torchmark Corp.
3.6%	Citigroup, Inc.
3.5%	Whirlpool Corp.
3.3%	Union Pacific Corp.
3.2%	Bristol-Myers Squibb Co.
3.2%	Morgan Stanley
3.1%	Johnson Controls, Inc.
As a percentage of net assets on December 31, 2005.

1

BY THE PORTFOLIO MANAGEMENT TEAM AT PZENA INVESTMENT MANAGEMENT, LLC

MANAGERS’ REPORT

JOHN HANCOCK Classic Value Fund

The U.S. stock market advanced for the third consecutive year in 2005, with the broad market indexes gaining 5%-6%. The market faced a number of headwinds during the year -- record-high energy prices, rising short-term interest rates, and one of the most catastrophic hurricane seasons in the past century. However, stocks moved higher in the last half of the year as corporate earnings exceeded expectations, the economy remained on solid footing, and merger activity increased. Mid-cap stocks led the market’s advance, posting double-digit gains for the year, while large-cap stocks ended a six-year losing streak by outperforming small-cap issues.

Value stocks surpassed growth across all market capitalizations; the Russell 3000 Value Index returned 6.85%, while the Russell 3000 Growth Index returned 5.17% . Consequently, stock valuations remained compressed, with a narrow gap between the valuations of the least expensive segment of the market and the average stock.

“The U.S. stock market advanced for the third consecutive year in 2005...”

Fund performance

For the year ended December 31, 2005, John Hancock Classic Value Fund’s Class A, Class B, Class C, Class I and Class R shares posted total returns of 8.81%, 7.99%, 7.99%, 9.28% and 8.44%, respectively, at net asset value. The Fund outperformed the 5.87% return of the average large value fund, according to Morningstar, Inc.,1 and the 7.05% return of the Russell 1000 Value Index. Keep in mind that your net asset value return will be different from the Fund’s performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. See pages six and seven for historical performance information.

The Fund posted better results than its benchmark index, its Morningstar peer group, and virtually all of the broad market indexes. The fact that the Fund achieved this success despite

2

limited exposure to energy and utilities stocks, which were by far the market’s best performers in 2005, is a testament to the effectiveness of our investment strategy and discipline.

Fund strategy

We select our investments from a universe of the 500 largest U.S. stocks, with a focus on the most undervalued segment. We generally seek companies that display four key characteristics: (1) a low price relative to normal earnings; (2) current earnings that are below normal; (3) a credible plan to restore normal earnings; and (4) a solid business with a sustainable competitive advantage and downside protection.

A diverse set of winners

For the second consecutive year, health care stocks were the best contributors to portfolio performance. The top performers were pharmaceutical distribution companies McKesson Corp. and AmerisourceBergen Corp. A year ago, the wholesale drug industry struggled with the transition to a fee-for-services business model. But with the conversion’s success in 2005, the stocks rebounded sharply. McKesson, which gained 65% for the year, was the second-best performance contributor in the portfolio.

Computer hardware maker Hewlett-Packard Co. (H-P) was the top individual performance contributor in the portfolio in 2005. When we originally bought H-P in 2002, it was trading at the value of its printer franchise; the remaining businesses, which brought in two-thirds of the company’s revenues, were essentially free. Under new CEO Mark Hurd, H-P cut costs dramatically and boosted profitability in its servers and PC divisions. Investors rewarded the stock with a gain of nearly 40% in 2005.

“For the second consecutive year, health care stocks were the best contributors to portfolio performance.”

Boeing Co. was another strong contributor to performance for the year. Despite weakness at many U.S. airlines, the airplane manufacturer enjoyed a record year for new orders, driven by increased flight traffic in Europe and Asia. The company also took market share from its main rival, Airbus.

3

Sector
distribution[2]

Financials -- 35%

Consumer
discretionary -- 16%

Information
technology -- 13%

Health care -- 12%

Industrials -- 6%

Utilities -- 5%

Energy -- 2%

Consumer
staples -- 2%

Laggards in financials and consumer staples

The Fund’s largest sector weighting is financial stocks, which comprise 35% of the portfolio. The portfolio’s financial holdings underperformed during the year, in large part because of the decline in government-sponsored mortgage lenders Fannie Mae and Freddie Mac. Both stocks were battered by significant accounting restatements and the possibility of increased regulatory oversight. We took advantage of the declines to add to our Fannie and Freddie holdings, especially when they were trading at prices equal to their liquidation value. By the end of the year, Freddie Mac was the largest holding in the portfolio.

Consumer products maker Sara Lee Corp. was hurt by rising commodity costs (primarily meat and coffee), which squeezed profit margins in its food and beverage businesses. We expect either commodity prices to normalize or the industry to increase prices; either solution will provide relief to narrowing margins. Our investment in Sara Lee reminds us of another portfolio holding, appliance maker Whirlpool Corp. A year ago, rising steel costs put pressure on Whirlpool’s margins. However, the entire appliance industry raised prices throughout 2005, resulting in significant margin recovery. Sara Lee should get some help from a major restructuring and cost-cutting initiative.

Upgrading the quality of the portfolio

Stocks that usually come across our radar screen as potential investments tend to be companies that have fallen on hard times, with diminished profitability and an accompanying decline in

4

their share prices. Our job is to find and invest in those businesses that we believe have the ability to rebuild and restore their earnings to previously normal levels.

However, in an environment of compressed valuations, we have seen a number of high-quality companies that have simply fallen out of favor. Rather than crashing into the least expensive end of the market, these companies have gradually drifted in. As a result, we were able to add several well-known companies with world-class franchises to the portfolio at relatively low prices. Examples include software behemoth Microsoft Corp., pharmaceutical giants Pfizer, Inc. and Bristol-Myers Squibb Co., apparel retailer TJX Cos., Inc. and investment bank JPMorgan Chase & Co.

“Although stock market valuations remain compressed, we continue to find pockets of opportunity.”

Outlook

We believe the portfolio is well positioned going into 2006. The quality upgrades to the portfolio have given it a stronger financial profile -- better return on equity, less debt to capital -- but with a lower price-to-normalized-earnings ratio. Although stock market valuations remain compressed, we continue to find pockets of opportunity.

This commentary reflects the views of the portfolio management team through the end of the Fund’s period discussed in this report. The team’s statements reflect their own opinions. As such, they are in no way guarantees of future events, and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

1 Figures from Morningstar, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

2 As a percentage of net assets on December 31, 2005.

5

A LOOK AT PERFORMANCE For the period ended December 31, 2005

	Class A1	Class B	Class C	Class I2	Class R2
Inception date	6-24-96	11-11-02	11-11-02	11-11-02	8-5-03

Average annual returns with maximum sales charge (POP)
One year	3.38%	2.99%	6.99%	9.28%	8.44%

Five years	11.24	--	--	--	--

Since inception	12.30	19.28	19.93	21.33	17.45

Cumulative total returns with maximum sales charge (POP)
One year	3.38	2.99	6.99	9.28	8.44

Five years	70.35	--	--	--	--

Since inception	201.87	73.85	76.85	83.39	47.25

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The returns for Class C shares have been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. The Class B shares’ CDSC declines annually between years 1–6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charge is not applicable for Class I and Class R shares.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the Fund’s current performance may be higher or lower than the performance shown. For performance data current to the most recent month-end, please call 1-800-225-5291 or visit the Fund’s Web site at www.jhfunds.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Fund’s performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable.

1Effective November 8, 2002, shareholders of the former Pzena Focused Value Fund became owners of that number of full and fractional shares of the John Hancock Classic Value Fund. Additionally, the accounting and performance history of the former Pzena Focused Value Fund was redesignated as that of Class A of John Hancock Classic Value Fund. The performance of the former Pzena Focused Value Fund reflects stocks selected from the largest 1,000 publicly traded U.S. companies, whereas the Fund invests in stocks selected from the 500 largest such companies.

2For certain types of investors as described in the Fund’s Class I and Class R share prospectuses.

6

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 60000 investment in Class A shares for the period indicated. For comparison, we’ve shown the same investment in two separate indexes.

	Class B	Class C1	Class I2	Class R2
Period beginning	11-11-02	11-11-02	11-11-02	8-5-03

Without sales charge	$17,685	$17,685	$18,339	$14,725

With maximum sales charge	17,385	17,685	18,339	14,725

Index 1	15,074	15,074	15,074	13,500

Index 2	16,713	16,713	16,713	14,526

Assuming all distributions were reinvested for the period indicated, the table above shows the value of a $10,000 investment in the Fund’s Class B, Class C, Class I and Class R shares, respectively, as of December 31, 2005. The Class C shares investment with maximum sales charge has been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

Standard & Poor’s 500 Index -- Index 1 -- is an unmanaged index that includes 500 widely traded common stocks.

Russell 1000 Value Index -- Index 2 -- is an unmanaged index containing those securities in the Russell 1000 Index with a less-than-average growth orientation.

It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

1 No contingent deferred sales charge applicable.

2 For certain types of investors as described in the Fund’s Class I and Class R share prospectuses.

7

YOUR EXPENSES
These examples are intended to help you understand your ongoing operating expenses.

Understanding fund expenses

As a shareholder of the Fund, you incur two types of costs:

*  Transaction costs which include sales charges (loads) on
purchases or redemptions (varies by share class), minimum
account fee charge, etc.

*  Ongoing operating expenses including management
fees, distribution and service fees (if applicable) and other fund expenses.

We are going to present only your ongoing operating
expenses here.

Actual expenses/actual returns

This example is intended to provide information about your fund’s actual ongoing operating expenses, and is based on your fund’s actual return. It assumes an account value of $1,000.00 on June 30, 2005, with the same investment held until December 31, 2005.

Account value		Expenses paid
$1,000.00	Ending value	during period
on 6-30-05	on 12-31-05	ended 12-31-05[1]

Class A	$1,063.20	$6.86
Class B	1,059.10	10.73
Class C	1,059.10	10.73
Class I	1,065.50	4.64
Class R	1,060.90	8.70

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at December 31, 2005 by $1,000.00, then multiply it by the “expenses paid” for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

8

Hypothetical example for comparison purposes

This table allows you to compare your fund’s ongoing operating expenses with those of any other fund. It provides an example of the Fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annual return before expenses (which is not your fund’s actual return). It assumes an account value of $1,000.00 on June 30, 2005, with the same investment held until December 31, 2005. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses.

Account value		Expenses paid
$1,000.00	Ending value	during period
on 6-30-05	on 12-31-05	ended 12-31-05[1]

Class A	$1,018.56	$6.71
Class B	1,014.79	10.49
Class C	1,014.78	10.50
Class I	1,020.71	4.54
Class R	1,016.76	8.51

Remember, these examples do not include any transaction costs, such as sales charges; therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1 Expenses are equal to the Fund’s annualized expense ratio of 1.32%, 2.07%, 2.07%, 0.89% and 1.67% for Class A, Class B, Class C, Class I and Class R, respectively, multiplied by the average account value over the period, multiplied by number of days in most recent fiscal half-year/365 or 366 (to reflect the one-half year period).

9

F I N A N C I A L   S TAT E M E N T S

FUND’S INVESTMENTS Securities owned by the Fund on December 31, 2005

This schedule is divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry group. Short-term investments, which represent the Fund’s cash position, are listed last.

Issuer	Shares	Value

Common stocks 90.90%		$4,382,555,336
(Cost $3,942,435,413)
Aerospace & Defense 2.49%		120,080,548

Boeing Co. (The)	1,709,575	120,080,548
Apparel Retail 3.80%		183,157,516

TJX Cos., Inc. (The) (L)	7,884,525	183,157,516
Auto Parts & Equipment 8.65%		416,995,862

AutoZone, Inc. (I)	1,275,050	116,985,837

Johnson Controls, Inc.	2,081,125	151,734,824

Magna International, Inc. (Class A) (Canada)	2,059,950	148,275,201
Communications Equipment 2.94%		141,531,219

Lucent Technologies, Inc. (I)(L)	53,207,225	141,531,219
Computer & Electronics Retail 0.02%		1,115,116

RadioShack Corp. (L)	53,025	1,115,116
Computer Hardware 2.46%		118,394,355

Hewlett-Packard Co.	4,135,325	118,394,355
Data Processing & Outsourced Services 2.66%		128,329,356

Computer Sciences Corp. (I)	2,534,150	128,329,356
Diversified Banks 1.82%		87,935,430

Comerica, Inc.	1,549,250	87,935,430
Diversified Financial Services 5.48%		264,439,231

Citigroup, Inc. (L)	3,532,325	171,423,732

JPMorgan Chase & Co.	2,343,550	93,015,499
Electric Utilities 1.58%		76,280,274

Wisconsin Energy Corp.	1,952,900	76,280,274

See notes to financial statements.

10

F I N A N C I A L   S TAT E M E N T S

Issuer	Shares	Value
Health Care Distributors 3.36%		$162,242,704

AmerisourceBergen Corp. (L)	2,379,150	98,496,810

McKesson Corp.	1,235,625	63,745,894
Health Care Facilities 1.76%		84,919,538

HCA, Inc.	1,681,575	84,919,538
Household Appliances 3.50%		168,728,238

Whirlpool Corp. (L)	2,014,425	168,728,238
Insurance Brokers 2.36%		113,958,804

Aon Corp. (L)	3,169,925	113,958,804
Integrated Oil & Gas 1.93%		93,200,880

BP Plc, American Depositary Receipt (ADR) (United Kingdom)	1,451,275	93,200,880
Investment Banking & Brokerage 3.18%		153,266,088

Morgan Stanley	2,701,200	153,266,088
Life & Health Insurance 6.81%		328,214,505

MetLife, Inc. (L)	2,988,175	146,420,575

Torchmark Corp.	3,269,675	181,793,930
Managed Health Care 0.81%		38,885,562

CIGNA Corp. (L)	348,125	38,885,562
Multi-Line Insurance 0.37%		17,763,034

Loews Corp.	187,275	17,763,034
Multi-Utilities & Unregulated Power 2.96%		142,510,488

Sempra Energy	3,178,200	142,510,488
Packaged Foods & Meats 1.71%		82,579,770

Sara Lee Corp.	4,369,300	82,579,770
Pharmaceuticals 6.29%		303,073,563

Bristol-Myers Squibb Co. (L)	6,783,825	155,892,298

Pfizer, Inc.	6,311,375	147,181,265
Property & Casualty Insurance 6.74%		325,134,736

Allstate Corp. (The)	2,607,675	140,996,987

XL Capital Ltd. (Class A) (Cayman Islands)	2,732,825	184,137,749
Railroads 3.31%		159,365,520

Union Pacific Corp.	1,979,450	159,365,520
Specialized Finance 1.41%		68,069,988

CIT Group, Inc.	1,314,600	68,069,988

See notes to financial statements.

11

F I N A N C I A L   S TAT E M E N T S

Issuer		Shares	Value
Systems Software 5.22%			$251,536,028

Computer Associates International, Inc. (L)		4,460,800	125,749,952

Microsoft Corp.		4,810,175	125,786,076
Thrifts & Mortgage Finance 7.28%			350,846,983

Fannie Mae		2,673,525	130,494,755

Freddie Mac		3,350,675	218,966,611

PHH Corp. (I)		49,451	1,385,617

	Interest	Par value
Issuer, description, maturity date	rate	(000)	Value

Short-term investments 10.45%			$503,651,340
(Cost $503,651,340)
Joint Repurchase Agreement 7.64%			368,282,000

Investment in a joint repurchase agreement
transaction with Morgan Stanley --
Dated 12-30-05 due 01-03-06 (Secured
by U.S. Treasury Inflation Indexed Note
3.375% due 01-15-12)	3.500%	$368,282	368,282,000

		Shares
Cash Equivalents 2.81%			135,369,340

AIM Cash Investment Trust (T)		135,369,340	135,369,340

Total investments 101.35%			$4,886,206,676

Other assets and liabilities, net (1.35%)			($64,960,703)

Total net assets 100.00%			$4,821,245,973

(I) Non-income-producing security.

(L) All or a portion of this security is on loan as of December 31, 2005.

(T) Represents investment of securities lending collateral.

Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.

12

F I N A N C I A L   S TAT E M E N T S

ASSETS AND
LIABILITIES

December 31, 2005

This Statement
of Assets and
Liabilities is the
Fund’s balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You’ll
also find the net
asset value and
the maximum
offering price
per share.

Assets
Investments at value (cost $4,446,086,753)
including $132,715,039 of securities loaned	$4,886,206,676
Cash	861
Receivable for shares sold	53,943,057
Receivable for investments sold	22,361,070
Dividends and interest receivable	4,929,857
Receivable from affiliates	73,241
Other assets	38,301
Total assets	4,967,553,063

Liabilities
Payable for shares repurchased	5,921,458
Payable upon return of securities loaned	135,369,340
Payable to affiliates
Management fees	3,305,043
Distribution and service fees	411,428
Other	703,612
Other payables and accrued expenses	596,209
Total liabilities	146,307,090

Net assets
Capital paid-in	4,350,415,794
Accumulated net realized gain on investments	30,620,944
Net unrealized appreciation of investments	440,119,923
Accumulated net investment income	89,312
Net assets	$4,821,245,973

Net asset value per share
Based on net asset values and shares outstanding --
the Fund has an unlimited number of shares
authorized with no par value
Class A ($3,016,762,413 ÷ 122,453,643 shares)	$24.64
Class B ($296,346,213 ÷ 12,137,253 shares)	$24.42
Class C ($831,733,178 ÷ 34,063,609 shares)	$24.42
Class I ($664,529,685 ÷ 26,919,939 shares)	$24.69
Class R ($11,874,484 ÷ 482,028 shares)	$24.63

Maximum offering price per share
Class A1 ($24.64 ÷ 95%)	$25.94

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to financial statements.

13

F I N A N C I A L   S TAT E M E N T S

OPERATIONS

For the year ended
December 31, 2005

This Statement
of Operations
summarizes the
Fund’s investment
income earned and
expenses incurred
in operating the
Fund. It also shows
net gains (losses)
for the period
stated.

Investment income
Dividends (net of foreign withholding taxes of $154,125)	$59,060,527
Interest	5,434,565
Securities lending	306,861
Total investment income	64,801,953

Expenses
Investment management fees	27,772,833
Class A distribution and service fees	5,088,552
Class B distribution and service fees	2,479,611
Class C distribution and service fees	6,065,327
Class R distribution and service fees	35,981
Class A, B and C transfer agent fees	5,226,513
Class I transfer agent fees	190,077
Class R transfer agent fees	18,528
Accounting and legal services fees	830,321
Registration and filing fees	584,530
Custodian fees	498,433
Miscellaneous	232,100
Printing	231,596
Trustees’ fees	137,105
Professional fees	117,541
Compliance fees	50,000
Securities lending fees	14,826
Total expenses	49,573,874
Less expense reductions	(1,385,248)
Net expenses	48,188,626
Net investment income	16,613,327

Realized and unrealized gain
Net realized gain on investments	88,835,608
Change in net unrealized appreciation
(depreciation) of investments	229,957,656
Net realized and unrealized gain	318,793,264
Increase in net assets from operations	$335,406,591

See notes to financial statements.

14

F I N A N C I A L   S TAT E M E N T S

CHANGES IN
NET ASSETS

These Statements
of Changes in Net
Assets show how
the value of the
Fund’s net assets
has changed
during the last
two periods. The
difference reflects
earnings less
expenses, any
investment
gains and losses,
distributions, if
any, paid to
shareholders and
the net of Fund
share transactions.

	Year	Year
	ended	ended
	12-31-04	12-31-05

Increase (decrease) in net assets
From operations
Net investment income	$5,908,211	$16,613,327
Net realized gain	7,784,764	88,835,608
Change in net unrealized
appreciation (depreciation)	171,703,937	229,957,656
Increase in net assets resulting
from operations	185,396,912	335,406,591
Distributions to shareholders
From net investment income
Class A	(4,445,062)	(11,656,610)
Class I	(1,504,437)	(4,882,960)
Class R	--	(15,902)
From net realized gain
Class A	(3,589,564)	(34,963,457)
Class B	(589,596)	(3,545,932)
Class C	(1,248,113)	(9,880,555)
Class I	(582,031)	(7,275,068)
Class R	(6,292)	(140,057)
	(11,965,095)	(72,360,541)
From Fund share transactions	1,583,886,480	2,503,987,241

Net assets
Beginning of period	296,894,385	2,054,212,682
End of period[1]	$2,054,212,682	$4,821,245,973

1 Accumulated (distributions in excess of) net investment income of ($217) and $89,312, respectively.

See notes to financial statements.

15

F I N A N C I A L   H I G H L I G H T S

FINANCIAL HIGHLIGHTS

CLASS A SHARES

The Financial Highlights show how the Fund’s net asset value for a share has changed since the end of the previous period.

Period ended	4-30-01[1]	4-30-02[1]	12-31-02[2,3]	12-31-03	12-31-04	12-31-05

Per share operating performance
Net asset value,
beginning of period	$11.63	$16.08	$18.16	$15.07	$20.27	$23.01
Net investment income[4]	0.02	0.05	0.05	0.20	0.17	0.15
Net realized and unrealized
gain (loss) on investments	4.43	2.42	(2.68)	5.25	2.73	1.88
Total from
investment operations	4.45	2.47	(2.63)	5.45	2.90	2.03
Less distributions
From net investment income	--	(0.06)	(0.02)	(0.13)	(0.09)	(0.10)
From net realized gain	--	(0.33)	(0.44)	(0.12)	(0.07)	(0.30)
	--	(0.39)	(0.46)	(0.25)	(0.16)	(0.40)
Net asset value,
end of period	$16.08	$18.16	$15.07	$20.27	$23.01	$24.64
Total return[5,6] (%)	38.26	15.67	(14.00)[7]	36.25	14.28	8.81

Ratios and supplemental data
Net assets, end of period
(in millions)	$11	$22	$22	$145	$1,223	$3,017
Ratio of expenses
to average net assets (%)	1.75	1.25	1.27[8]	1.16	1.30	1.32
Ratio of adjusted expenses
to average net assets[9] (%)	2.81	2.01	2.57[8]	1.52	1.40	1.36
Ratio of net investment income
to average net assets (%)	0.22	0.34	0.44[8]	1.13	0.81	0.65
Portfolio turnover (%)	78	38	47	25	16	27

See notes to financial statements.

16

F I N A N C I A L   H I G H L I G H T S

CLASS B SHARES

Period ended	12-31-02[10]	12-31-03	12-31-04	12-31-05

Per share operating performance
Net asset value,
beginning of period	$14.11	$15.05	$20.24	$22.89
Net investment income (loss)[4]	--[11]	0.07	0.01	(0.03)
Net realized and unrealized
gain on investments	0.94	5.24	2.71	1.86
Total from
investment operations	0.94	5.31	2.72	1.83
Less distributions
From net investment income	--	--[11]	--	--
From net realized gain	--	(0.12)	(0.07)	(0.30)
	--	(0.12)	(0.07)	(0.30)
Net asset value,
end of period	$15.05	$20.24	$22.89	$24.42
Total return[5,6] (%)	6.66[7]	35.36	13.44	7.99

Ratios and supplemental data
Net assets, end of period
(in millions)	$1	$47	$200	$296
Ratio of expenses
to average net assets (%)	2.10[8]	1.91	2.05	2.07
Ratio of adjusted expenses
to average net assets[9] (%)	6.82[8]	2.27	2.15	2.11
Ratio of net investment income (loss)
to average net assets (%)	(0.06)[8]	0.38	0.03	(0.11)
Portfolio turnover (%)	47	25	16	27

See notes to financial statements.

17

F I N A N C I A L   H I G H L I G H T S

CLASS C SHARES

Period ended	12-31-02[10]	12-31-03	12-31-04	12-31-05

Per share operating performance
Net asset value,
beginning of period	$14.11	$15.05	$20.24	$22.89
Net investment income (loss)[4]	--[11]	0.07	0.01	(0.02)
Net realized and unrealized
gain on investments	0.94	5.24	2.71	1.85
Total from
investment operations	0.94	5.31	2.72	1.83
Less distributions
From net investment income	--	--[11]	--	--
From net realized gain	--	(0.12)	(0.07)	(0.30)
	--	(0.12)	(0.07)	(0.30)
Net asset value,
end of period	$15.05	$20.24	$22.89	$24.42
Total return[5,6] (%)	6.66[7]	35.36	13.44	7.99

Ratios and supplemental data
Net assets, end of period
(in millions)	$1	$82	$423	$832
Ratio of expenses
to average net assets (%)	2.10[8]	1.91	2.05	2.07
Ratio of adjusted expenses
to average net assets[9] (%)	6.82[8]	2.26	2.15	2.11
Ratio of net investment income (loss)
to average net assets (%)	(0.10)[8]	0.39	0.04	(0.10)
Portfolio turnover (%)	47	25	16	27

See notes to financial statements.

18

F I N A N C I A L   H I G H L I G H T S

CLASS I SHARES

Period ended	12-31-02[10]	12-31-03	12-31-04	12-31-05

Per share operating performance
Net asset value,
beginning of period	$14.11	$15.08	$20.30	$23.05
Net investment income[4]	0.03	0.27	0.27	0.26
Net realized and unrealized
gain on investments	0.94	5.26	2.73	1.88
Total from
investment operations	0.97	5.53	3.00	2.14
Less distributions
From net investment income	--	(0.19)	(0.18)	(0.20)
From net realized gain	--	(0.12)	(0.07)	(0.30)
	--	(0.31)	(0.25)	(0.50)
Net asset value,
end of period	$15.08	$20.30	$23.05	$24.69
Total return[5,6] (%)	6.87[7]	36.81	14.77	9.28

Ratios and supplemental data
Net assets, end of period
(in millions)	$6	$23	$206	$665
Ratio of expenses
to average net assets (%)	0.77[8]	0.76	0.86	0.89
Ratio of adjusted expenses
to average net assets[9] (%)	5.49[8]	1.12	1.01	0.98
Ratio of net investment income
to average net assets (%)	1.62[8]	1.54	1.25	1.09
Portfolio turnover (%)	47	25	16	27

See notes to financial statements.

19

F I N A N C I A L   H I G H L I G H T S

CLASS R SHARES

Period ended	12-31-03[10]	12-31-04	12-31-05

Per share operating performance
Net asset value,
beginning of period	$17.20	$20.27	$23.02
Net investment income[4]	0.05	0.07	0.08
Net realized and unrealized
gain on investments	3.24	2.75	1.86
Total from
investment operations	3.29	2.82	1.94
Less distributions
From net investment income	(0.10)	--	(0.03)
From net realized gain	(0.12)	(0.07)	(0.30)
	(0.22)	(0.07)	(0.33)
Net asset value,
end of period	$20.27	$23.02	$24.63
Total return[5,6] (%)	19.21[7]	13.91	8.44

Ratios and supplemental data
Net assets, end of period
(in millions)	--[12]	$2	$12
Ratio of expenses
to average net assets (%)	1.55[8]	1.72	1.65
Ratio of adjusted expenses
to average net assets[9] (%)	1.91[8]	1.82	1.69
Ratio of net investment income
to average net assets (%)	0.69[8]	0.35	0.34
Portfolio turnover (%)	25	16	27

1Audited by previous auditors.

2Effective 11-8-02, shareholders of the former Pzena Focused Value Fund became owners of an equal number of full and fractional shares of Class A shares of the John Hancock Classic Value Fund. Additionally, the accounting and performance history of the former Pzena Focused Value Fund was redesignated as that of Class A of John Hancock Classic Value Fund.

3Effective 12-31-02, the fiscal year changed from April 30 to December 31.

4Based on the average of the shares outstanding.

5Assumes dividend reinvestment and does not reflect the effect of sales charges.

6Total returns would have been lower had certain expenses not been reduced during the periods shown. 7Not annualized.

8Annualized.

9 Does not take into consideration expense reductions during the periods shown.

10 Class B, Class C and Class I shares began operations on 11-11-02. Class R shares began operations 8-5-03.

11 Less that $0.01 per share.

12 Less than $500,000.

See notes to financial statements.

20

NOTES TO STATEMENTS

Note A
Accounting policies

John Hancock Classic Value Fund (the “Fund”) is a non-diversified series of John Hancock Capital Series, an open-end management investment company registered under the Investment Company Act of 1940. The investment objective of the Fund is to provide long-term growth of capital.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B, Class C, Class I and Class R shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies
of the Fund are as follows:

Valuation of investments

Securities in the Fund’s portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or, if quotations are not readily available, or the value has been materially affected by events occurring after the closing of a foreign market, at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments which have a remaining maturing of 60 days or less may be valued at amortized cost, which approximates market value. Investments in AIM Cash Investment Trust are valued at their net asset value each business day.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the “Adviser”), a wholly owned subsidiary of John Hancock Financial Services, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund’s custodian bank receives delivery of the underlying securities for the joint account on the Fund’s behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

21

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net asset value of the respective classes. Distribution and service fees, if any, and transfer agent fees for Class I and Class R shares, are calculated daily at the class level based on the appropriate net asset value of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of expenses are directly identifiable to an individual fund. Expenses that are not readily identifi-able to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate, with other funds managed by the Adviser, in an unsecured line of credit with banks, which permits borrowings of up to $250 million, collectively. Interest is charged to each fund based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit, and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the year ended December 31, 2005.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. On December 31, 2005, the Fund loaned securities having a market value of $132,715,039 collateralized by cash in the amount of $135,369,340. The cash collateral was invested in a short-term instrument. Securities lending expenses are paid by the Fund to the Adviser.

Federal income taxes

The Fund qualifies as a “regulated investment company” by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. During the year ended December 31, 2004, the tax character of distributions paid was as follows: ordinary income $6,910,529 and long-term capital gain $5,054,566. During the year ended December 31, 2005, the tax character of distributions paid was as follows: ordinary income $28,789,884 and long-term capital gain $43,570,657. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class.

22

As of December 31, 2005, the components of distributable earnings on a tax basis included $11,766,988 of undistributed ordinary income and $18,944,904 of undistributed long-term gain.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

Note B
Management fee and
transactions with
affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund paid a daily management fee to the Adviser at an annual rate of 0.85% of the Fund’s average daily net asset value, until June 30, 2005. Effective July 1, 2005, the Fund pays a daily management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.85% of the first $2,500,000,000 of the Fund’s average daily net asset value and (b) 0.825% of the Fund’s daily net asset value in excess of $2,500,000,000. The Adviser has a subadvi-sory agreement with Pzena Investment Management LLC. The Fund is not responsible for payment of the subadvisory fees.

The Adviser has agreed to limit the Fund’s total expenses, excluding distribution and service fees and transfer agent fees, to 0.89% of the Fund’s average daily net asset value, on an annual basis, and total operating expenses of Class A shares to 1.33% and Class B and Class C shares to 2.08% of the net asset value of each respective class, on an annual basis, at least until April 30, 2006. Accordingly, the expense reductions related to these total expense limitations amounted to $1,195,171 and there were no class-spe-cific total expense reductions during the year ended December 31, 2005. The Adviser reserves the right to terminate this limitation in the future.

The Fund has Distribution Plans with John Hancock Funds, LLC (“JH Funds”), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B, Class C and Class R pursuant to Rule 12b-1 under the Investment Company Act of 1940, to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes monthly payments to JH Funds at an annual rate not to exceed 0.25% of Class A average daily net asset value, 1.00% of Class B and Class C average daily net asset value and 0.50% of Class R average daily net asset value. A maximum of 0.25% of such payments may be service fees, as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund’s 12b-1 payments could occur under certain circumstances. In addition, under a Service Plan for Class R shares, the Fund pays up to 0.25% of Class R average daily net asset value for certain other services.

Class A shares are assessed up-front sales charges. During the year ended December 31, 2005, JH Funds received net up-front sales charges of $9,481,253 with regard to sales of Class A shares. Of this amount, $1,399,123 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $7,903,414 was paid as sales commissions to unrelated broker-dealers and

23

$178,716 was paid as sales commissions to sales personnel of Signator Investors, Inc. (“Signator Investors”), a related broker-dealer. The Adviser’s indirect parent, John Hancock Life Insurance Company (“JHLICo”), is the indirect sole shareholder of Signator Investors.

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge (“CDSC”) at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used, in whole or in part, to defray its expenses for providing distribution-related services to the Fund in connection with the sale of Class B and Class C shares. During the year ended December 31, 2005, CDSCs received by JH Funds amounted to $412,240 for Class B shares and $153,206 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. (“Signature Services”), an indirect subsidiary of JHLICo. For Class A, Class B and Class C shares, the Fund pays a monthly transfer agent fee at an annual rate of 0.05% of each class’s average daily net asset value, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of-pocket expenses, aggregated and allocated to each class on the basis of its relative net asset value. Signature Services had agreed to limit Class A, Class B and Class C transfer agent fees to 0.19% of each respective class’s average daily net asset value until April 30, 2006. There were no expense reductions related to Class A, Class B and Class C transfer agent fees limitation during the year ended December 31, 2005. For Class I shares, the Fund pays a monthly transfer agent fee at an annual rate of 0.05% of Class I average daily net asset value. The Adviser has agreed to reimburse the Fund for the Class I transfer agent fee at least until April 30, 2006. Accordingly, the transfer agent expense for Class I shares was reduced by $190,077 for the year ended December 31, 2005. Signature Services reserves the right to terminate these limitations in the future. For Class R shares, the Fund pays a monthly transfer agent fee at an annual rate 0.05% of Class R average daily net asset value, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of-pocket expenses. Signature Services agreed to voluntarily reduce the Fund’s asset based portion of the transfer agent fee if the total transfer agent fee exceeds the Lipper Inc. median transfer agency fee for comparable mutual funds by greater than 0.05% . There were no transfer agent fee reductions related to this voluntary asset based fee reduction during the year ended December 31, 2005. Signature Services reserves the right to terminate this limitation at any time.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year amounted to $830,321. The Fund also paid the Adviser the amount of $1,153 for certain publishing services, included in the printing fees. The Fund also reimbursed JHLICo for certain compliance costs, included in the Fund’s Statement of Operations.

The Adviser and other subsidiaries of JHLICo owned 5,814 Class R shares of beneficial interest of the Fund on December 31, 2005.

Mr. James R. Boyle is Chairman of the Adviser, as well as affiliated Trustee of the Fund, and is compensated by the Adviser and/or its affiliates. The compensation of unaffiliated Trustees is

24

borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund’s deferred compensation liability are recorded on the Fund’s books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments, as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

25

Note C
Fund share transactions

This listing illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.

	Year ended 12-31-04		Year ended 12-31-05
	Shares	Amount	Shares	Amount

Class A shares
Sold	50,736,535	$1,078,102,128	81,801,423	$1,919,619,314
Distributions reinvested	329,044	7,515,371	1,770,952	43,530,013
Repurchased	(5,080,837)	(109,737,405)	(14,252,607)	(334,723,022)
Net increase	45,984,742	$975,880,094	69,319,768	$1,628,426,305

Class B shares
Sold	7,471,628	$157,184,767	5,346,590	$123,506,075
Distributions reinvested	24,118	547,964	133,959	3,264,574
Repurchased	(1,070,786)	(22,481,489)	(2,079,040)	(48,232,510)
Net increase	6,424,960	$135,251,242	3,401,509	$78,538,139

Class C shares
Sold	15,457,509	$326,156,514	18,662,362	$433,682,040
Distributions reinvested	45,555	1,035,013	363,873	8,867,589
Repurchased	(1,038,952)	(22,235,947)	(3,461,035)	(80,231,483)
Net increase	14,464,112	$304,955,580	15,565,200	$362,318,146

Class I shares
Sold	8,243,184	$175,710,931	19,913,097	$471,402,090
Distributions reinvested	63,960	1,463,408	378,711	9,327,645
Repurchased	(522,848)	(11,242,904)	(2,307,879)	(55,044,383)
Net increase	7,784,296	$165,931,435	17,983,929	$425,685,352

Class R shares
Sold	94,808	$2,029,238	495,791	$11,590,120
Distributions reinvested	260	5,930	6,107	150,100
Repurchased	(7,856)	(167,039)	(115,301)	(2,720,921)
Net increase	87,212	$1,868,129	386,597	$9,019,299

Net increase	74,745,322	$1,583,886,480	106,657,003	$2,503,987,241

26

Note D
Investment transactions

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the year ended December 31, 2005, aggregated $2,929,326,599 and $839,622,080, respectively.

The cost of investments owned on December 31, 2005, including short-term investments, for federal income tax purposes, was $4,446,086,753. Gross unrealized appreciation and depreciation of investments aggregated $496,649,465 and $56,529,542, respectively, resulting in net unrealized appreciation of $440,119,923.

Note E
Reclassification of accounts

During the year ended December 31, 2005, the Fund reclassified amounts to reflect a decrease in accumulated net realized gain on investments of $4,205,534, an increase in accumulated net investment income of $31,674 and an increase in capital paid-in of $4,173,860. This represents the amounts necessary to report these balances on a tax basis, excluding certain temporary differences, as of December 31, 2005. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America, and book and tax differences in accounting for deferred compensation. The calculation of net investment income (loss) per share in the Fund’s Financial Highlights excludes these adjustments.

27

AUDITORS’ REPORT Report of Independent Registered Public Accounting Firm
To the Board of Trustees and Shareholders of
John Hancock Classic Value Fund,

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Classic Value Fund (the “Fund”) at December 31, 2005, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the periods ended on or before April 30, 2002, were audited by other independent accountants, whose report dated May 31, 2002 expressed an unqualified opinion thereon.

PricewaterhouseCoopers LLP Boston, Massachusetts February 15, 2006

28

TAX
INFORMATION
Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended December 31, 2005.

The Fund has designated distributions to shareholders of $47,778,061 as a long-term capital gain dividend.

With respect to the ordinary dividends paid by the Fund for the fiscal year ended December 31, 2005, 100% of the dividends qualify for the corporate dividends-received deduction.

The Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099-DIV for the calendar year 2005.

Shareholders were mailed a 2005 U.S. Treasury Department Form 1099-DIV in January 2006. This will reflect the total of all distributions that are taxable for calendar year 2005.

29

Board Consideration
of and Continuation
of Investment
Advisory and
Sub-Advisory
Agreement: John
Hancock Classic
Value Fund

Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”) requires the Board of Trustees (the “Board”) of John Hancock Capital Series (the “Trust”), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreement and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), annually to review and consider the continuation of: (i) the investment advisory agreement (the “Advisory Agreement”) with John Hancock Advisers, LLC (the “Adviser”), and (ii) the sub-advisory agreement with Pzena Investment Management, LLC (the “Sub-Adviser”) for the John Hancock Classic Value Fund (the “Fund”). The investment advisory agreement with the Advisor and the investment sub-advisory agreement with the Sub-Adviser are collectively referred to as the “Advisory Agreements.”

At meetings held on May 19-20 and June 6-7, 2005, the Board, including the Independent Trustees, considered the factors and reached the conclusions described below relating to the selection of the Adviser and Sub-Adviser and the continuation of the Advisory Agreements. During such meetings, the Board’s Contracts/Operations Committee and the Independent Trustees also met in executive sessions with their independent legal counsel. In evaluating the Advisory Agreements, the Board, including the Contracts/Operations Committee and the Independent Trustees, reviewed a broad range of information requested for this purpose by the Independent Trustees, including but not limited to the following: (i) the investment performance of the Fund and a broader universe of relevant funds (the “Universe”) selected by Lipper Inc. (“Lipper”), an independent provider of investment company data, for a range of periods, (ii) advisory and other fees incurred by, and the expense ratios of, the Fund and a peer group of comparable funds selected by Lipper (the “Peer Group”), (iii) the advisory fees of comparable portfolios of other clients of the Adviser and the Sub-Adviser, (iv) the Adviser’s financial results and condition, including its and certain of its affiliates’ profitability from services performed for the Fund, (v) breakpoints in the Fund’s and the Peer Group’s fees and a study undertaken at the direction of the Independent Trustees as to the allocation of the benefits of economies of scale between the Fund and the Adviser, (vi) the Adviser’s and Sub-Adviser’s record of compliance with applicable laws and regulations, with the Fund’s investment policies and restrictions, and with the Fund’s Code of Ethics and the structure and responsibilities of the Adviser’s and Sub-Adviser’s compliance department, (vii) the background and experience of senior management and investment professionals, and (viii) the nature, cost and character of advisory and non-investment management services provided by the Adviser and its affiliates and by the Sub-Adviser.

Nature, extent and quality of services

The Board considered the ability of the Adviser and the Sub-Adviser, based on their resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. The Board further considered the compliance programs and compliance records of the Adviser and Sub-Adviser. In addition, the Board took into account the administrative services provided to the Fund by the Adviser and its affiliates.

Based on the above factors, together with those referenced below, the Board concluded that, within the

30

context of its full deliberations, the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser and Sub-Adviser were sufficient to support renewal of the Advisory Agreements.

Fund performance

The Board considered the performance results for the Fund over variou s time periods. The Board also considered these results in comparison to the performance of the Universe, as well as the Fund’s benchmark indices. Lipper determined the Universe for the Fund. The Board reviewed with a representative of Lipper the methodology used by Lipper to select the funds in the Universe and the Peer Group. The Board noted that the performance of the Fund was higher than or not appreciably below the median and average performance of its Universe and benchmark indices, the Lipper Multi-Cap Value Funds Index and the Russell 1000 Value Index, for the time periods under review.

Investment advisory
fee and sub-advisory
fee rates

The Board reviewed and considered the contractual investment advisory fee rates payable by the Fund to the Adviser for investment advisory services (the “Advisory Agreement Rate”). In addition, the Board reviewed and considered the existing fee waiver/limit arrangements applicable to the Advisory Agreement Rate and considered the Advisory Agreement Rate after taking the waivers/limits into account (the “Net Advisory Rate”). The Board received and considered information comparing the Advisory Agreement Rate and Net Advisory Rate with those of the other funds in the Peer Group. The Board noted that although the Advisory Agreement Rate was higher than the median rate of the Peer Group, the Net Advisory Rate was slightly lower than the median rate of the Peer Group. The Board concluded that the Advisory Agreement Rate and the Net Advisory Rate were reasonable in relation to the services provided.

The Board received and considered information regarding the Fund’s total operating expense ratio and its various components, including contractual advisory fees, actual advisory fees, non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees, transfer agent fees and custodian fees, including and excluding Rule 12b-1 and non-Rule 12b-1 service fees. The Board also considered comparisons of these expenses to the expense information for the Peer Group and the Universe. The Board noted that the total operating expense ratio of the Fund was not appreciably higher than that of the Peer Group and was lower than that of the Universe. Based on the above-referenced considerations and other factors, the Board concluded that the Fund’s overall expense results and performance supported the re-approval of the Advisory Agreements.

The Board also received information about the investment sub-advisory fee rate (the “Sub-Advisory Agreement Rate”) payable by the Adviser to the Sub-Adviser for investment sub-advisory services. The Board concluded that the Sub-Advisory Agreement Rate was fair and equitable, based on its consideration of the factors described above.

Profitability

The Board received and considered a detailed profitability analysis of the Adviser based on the Advisory Agreement, as well as on other relationships between the Fund and the Adviser and its affiliates. The Board concluded that, in light of the costs of providing investment management and other services to the Fund, the profits and other ancillary benefits reported by the Adviser were not unreasonable.

The Board did not consider profitability information with respect to the Sub-Adviser, which is not affiliated with the Adviser. The Board considered that

31

the Sub-Advisory Rate paid to the Sub-Adviser had been negotiated by the Adviser on an arm’s length basis and that the Sub-Adviser’s separate profitability from its relationship with the Fund was not a material factor in determining whether to renew the agreement.

Economies of scale

The Board received and considered general information regarding economies of scale with respect to the management of the Fund, including the Fund’s ability to appropriately benefit from economies of scale under the Fund’s fee structure. The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of the Adviser’s costs are not specific to individual Funds, but rather are incurred across a variety of products and services.

To the extent the Board and the Adviser were able to identify actual or potential economies of scale from Fund-specific or allocated expenses, in order to ensure that any such economies continue to be reasonably shared with the Fund as its assets increase, the Adviser and the Board agreed to the addition of breakpoints to the Advisory Agreement Rate besides the existing breakpoints applicable to the Sub-Advisory Agreement Rate.

Information about services to other clients

The Board also received information about the nature, extent and quality of services and fee rates offered by the Adviser and Sub-Adviser to their other clients, including other registered investment companies, institutional investors and separate accounts. The Board concluded that the Advisory Agreement Rate and the Sub-Advisory Agreement Rate were not unreasonable, taking into account fee rates offered to others by the Adviser and Sub-Adviser, respectively, and giving effect to differences in services covered by such fee rates.

Other benefits to the Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of the Adviser’s relationship with the Fund. Such benefits could include, among others, benefits directly attributable to the relationship of the Adviser with the Fund and benefits potentially derived from an increase in the business of the Adviser as a result of its relationship with the Fund (such as the ability to market to shareholders other financial products offered by the Adviser and its affiliates).

The Board also considered the effectiveness of the Adviser’s, Sub-Adviser’s and Fund’s policies and procedures for complying with the requirements of the federal securities laws, including those relating to best execution of portfolio transactions and brokerage allocation.

Other factors and broader review

As discussed above, the Board reviewed detailed materials received from the Adviser and Sub-Adviser as part of the annual re-approval process under Section 15(c) of the 1940 Act. The Board also regularly reviews and assesses the quality of the services that the Fund receives throughout the year. In this regard, the Board reviews reports of the Adviser at least quarterly, which include, among other things, a detailed portfolio review, detailed fund performance reports and compliance reports. In addition, the Board meets with portfolio managers and senior investment officers at various times throughout the year.

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the continuation of the Advisory Agreements for the Fund was in the best interest of the Fund and its shareholders. Accordingly, the Board unanimously approved the continuation of the Advisory Agreements.

32

TRUSTEES & OFFICERS

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

Independent Trustees
Name, age		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

Ronald R. Dion, Born: 1946	2005	53
Independent Chairman (since 2005); Chairman and Chief Executive Officer,
R.M. Bradley & Co., Inc.; Director, The New England Council and Massachusetts
Roundtable; Trustee, North Shore Medical Center; Director, Boston Stock
Exchange; Director, BJ’s Wholesale Club, Inc. and a corporator of the Eastern
Bank; Trustee, Emmanuel College; Director, Boston Municipal Research Bureau;
Member of the Advisory Board, Carroll Graduate School of Management at
Boston College.

James F. Carlin, Born: 1940	2005	53
Director and Treasurer, Alpha Analytical Inc. (analytical laboratory) (since 1985);
Part Owner and Treasurer, Lawrence Carlin Insurance Agency, Inc. (since 1995);
Part Owner and Vice President, Mone Lawrence Carlin Insurance Agency, Inc.
(since 1996); Director and Treasurer, Rizzo Associates (engineering) (until 2000);
Chairman and CEO, Carlin Consolidated, Inc. (management/investments) (since
1987); Director and Partner, Proctor Carlin & Co., Inc. (until 1999); Trustee,
Massachusetts Health and Education Tax Exempt Trust (since 1993); Director of the following: Uno Restaurant Corp. (until 2001), Arbella Mutual (insurance)
(until 2000), HealthPlan Services, Inc. (until 1999), Flagship Healthcare, Inc. (until
1999), Carlin Insurance Agency, Inc. (until 1999); Chairman, Massachusetts
Board of Higher Education (until 1999).

Richard P. Chapman, Jr.,[2] Born: 1935	2002	53
President and Chief Executive Officer, Brookline Bancorp Inc. (lending)
(since 1972); Director, Lumber Insurance Co. (insurance) (until 2000);
Chairman and Director, Northeast Retirement Services, Inc. (retirement administration) (since 1998).

William H. Cunningham, Born: 1944	2005	143
Former Chancellor, University of Texas System and former President of the
University of Texas, Austin, Texas; Chairman and CEO, IBT Technologies (until
2001); Director of the following: Hire.com (until 2004), STC Broadcasting, Inc.
and Sunrise Television Corp. (until 2001), Symtx, Inc. (electronic manufacturing)
(since 2001), Adorno/Rogers Technology, Inc. (until 2004), Pinnacle Foods
Corporation (until 2003), rateGenius (until 2003), Jefferson-Pilot Corporation
(diversified life insurance company), New Century Equity Holdings (formerly

33

Independent Trustees (continued)
Name, age		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

William H. Cunningham, Born: 1944 (continued)	2005	143
Billing Concepts) (until 2001), eCertain (until 2001), ClassMap.com (until
2001), Agile Ventures (until 2001), AskRed.com (until 2001), Southwest Airlines,
Introgen and Viasystems, Group, Inc. (electronic manufacturer) (until 2003);
Advisory Director, Interactive Bridge, Inc. (college fundraising) (until 2001);
Advisory Director, Q Investments (until 2003); Advisory Director, JP Morgan
Chase Bank (formerly Texas Commerce Bank – Austin), LIN Television (since
2002), WilTel Communications (until 2003) and Hayes Lemmerz International,
Inc. (diversified automotive parts supply company) (since 2003).

Charles L. Ladner, [2] Born: 1938	2004	143
Chairman and Trustee, Dunwoody Village, Inc. (retirement services) (until 2003);
Senior Vice President and Chief Financial Officer, UGI Corporation (public utility holding company) (retired 1998); Vice President and Director for AmeriGas, Inc.
(retired 1998); Director of AmeriGas Partners, L.P. (until 1997) (gas distribution);
Director, EnergyNorth, Inc. (until 1995); Director, Parks and History Association
(since 2001).

John A. Moore,[2] Born: 1939	2002	53
President and Chief Executive Officer, Institute for Evaluating Health Risks,
(nonprofit institution) (until 2001); Chief Scientist, Sciences International (health research) (until 2003); Principal, Hollyhouse (consulting) (since 2000); Director,
CIIT (nonprofit research) (since 2002).

Patti McGill Peterson,[2] Born: 1943	2002	53
Executive Director, Council for International Exchange of Scholars and Vice
President, Institute of International Education (since 1998); Senior Fellow, Cornell
Institute of Public Affairs, Cornell University (until 1998); Former President of
Wells College and St. Lawrence University; Director, Niagara Mohawk Power
Corporation (until 2003); Director, Ford Foundation, International Fellowships
Program (since 2002); Director, Lois Roth Endowment (since 2002); Director,
Council for International Educational Exchange (since 2003).

Steven R. Pruchansky, Born: 1944	2005	53
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc.
(since 2000); Director and President, Greenscapes of Southwest Florida, Inc.
(until 2000); Managing Director, JonJames, LLC (real estate) (since 2001);
Director, First Signature Bank & Trust Company (until 1991); Director, Mast
Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991).

34

Non-Independent Trustee[3]
Name, age		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

James R. Boyle, Born: 1959	2005	237
President, John Hancock Annuities; Executive Vice President, John Hancock
Life Insurance Company (since June, 2004); Chairman and Director, John
Hancock Advisers, LLC (the “Adviser”); John Hancock Funds, LLC (“John
Hancock Funds”) and The Berkeley Financial Group, LLC (“The Berkeley
Group”) (holding company) (since 2005); President, U.S. Annuities; Senior
Vice President, The Manufacturers Life Insurance Company (U.S.A.) (prior to 2004).

Principal officers who are not Trustees
Name, age
Position(s) held with Fund		Officer
Principal occupation(s) and		of Fund
directorships during past 5 years		since

Keith F. Hartstein, Born: 1956		2005
President and Chief Executive Officer
Senior Vice President, Manulife Financial Corporation (since 2004); Director,
President and Chief Executive Officer, the Adviser and The Berkeley Group;
Director, President and Chief Executive Officer, John Hancock Funds; Director,
President and Chief Executive Officer, Sovereign Asset Management LLC
(“Sovereign”); Director, John Hancock Signature Services, Inc.; President, John
Hancock Trust; Chairman and President, NM Capital Management, Inc. (NM
Capital) (since 2005); Chairman, Investment Company Institute Sales Force
Marketing Committee (since 2003); Executive Vice President, John Hancock
Funds (until 2005).

William H. King, Born: 1952		2002
Vice President and Treasurer
Vice President and Assistant Treasurer, the Adviser; Vice President and Treasurer
of each of the John Hancock funds advised by the Adviser; Assistant Treasurer of each of the John Hancock funds (until 2001).

Francis V. Knox, Jr., Born: 1947		2005
Vice President and Chief Compliance Officer
Vice President and Chief Compliance Officer for John Hancock Investment
Company, John Hancock Life Insurance Company (U.S.A.), John Hancock Life
Insurance Company and John Hancock Funds (since 2005); Vice President and
Assistant Treasurer, Fidelity Group of Funds (until 2004); Vice President and
Ethics & Compliance Officer, Fidelity Investments (until 2001).

John G. Vrysen, Born: 1955		2005
Executive Vice President and Chief Financial Officer; Director, the Adviser,
The Berkeley Group and John Hancock Funds.
Executive Vice President and Chief Financial Officer, the Adviser, Sovereign,
The Berkeley Group and John Hancock Funds (since 2005); Vice President and
General Manager, Fixed Annuities, U.S. Wealth Management (until 2005); Vice
President, Operations, Manulife Wood Logan (July 2000 thru September 2004).

35

Notes to Trustees and Officers pages

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available, without charge, upon request, by calling 1-800-225-5291.

1 Each Trustee serves until resignation, retirement age or until his or her successor is elected.

2 Member of Audit Committee.

3 Non-independent Trustees hold positions with the Fund’s investment adviser, underwriter and certain other affiliates.

36

For more information

The Fund’s proxy voting policies, procedures and records are available without charge, upon request:

By phone	On the Fund’s Web site	On the SEC’s Web site
1-800-225-5291	www.jhfunds.com/proxy	www.sec.gov

Investment adviser	Custodian	Legal counsel
John Hancock Advisers, LLC	The Bank of New York	Wilmer Cutler Pickering
601 Congress Street	One Wall Street	Hale and Dorr LLP
Boston, MA 02210-2805	New York, NY 10286	60 State Street
Boston, MA 02109-1803
Subadviser	Transfer agent
Pzena Investment	John Hancock Signature	Independent registered
Management, LLC	Services, Inc.	public accounting firm
120 West 45th Street,	1 John Hancock Way,	PricewaterhouseCoopers LLP
20th Floor	Suite 1000	125 High Street
New York, NY 10036	Boston, MA 02217-1000	Boston, MA 02110

Principal distributor
John Hancock Funds, LLC
601 Congress Street
Boston, MA 02210-2805

The Fund’s investment objective, risks, charges and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, call your financial professional, call John Hancock Funds at 1-800-225-5291, or visit the Fund’s Web site at www.jhfunds.com. Please read the prospectus carefully before investing or sending money.

How to contact us

Internet	www.jhfunds.com

Mail	Regular mail:	Express mail:
	John Hancock	John Hancock
	Signature Services, Inc.	Signature Services, Inc.
	1 John Hancock Way, Suite 1000	Mutual Fund Image Operations
	Boston, MA 02217-1000	380 Stuart Street
Boston, MA 02116

Phone	Customer service representatives	1-800-225-5291
	24-hour automated information	1-800-338-8080
	TDD line	1-800-554-6713

A listing of month-end portfolio holdings is available on our Web site, www.jhfunds.com. A more detailed portfolio holdings summary is available on a quarterly basis 60 days after the fiscal quarter on our Web site or upon request by calling 1-800-225-5291, or on the Securities and Exchange Commission’s Web site, www.sec.gov.

37

1-800-225-5291 1-800-554-6713 (TDD) 1-800-338-8080 EASI-Line www.jhfunds. com

Now available: electronic delivery www.jhfunds. com/edelivery

This report is for the information of the shareholders of John Hancock Classic Value Fund.

3800A 12/05
             2/06

JOHN HANCOCK

Large Cap Select Fund

12.31.2005 **Annual Report**

John Hancock

JOHN HANCOCK FUNDS

Your fund at a glance

Managers’ report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Your expenses
page 8

Fund’s investments
page 10

Financial statements
page 13

Trustees & officers
page 33

For more information
page 37

To Our Shareholders,

The mutual fund industry has seen enormous growth over the last several decades. A good half of all American households are now invested in at least one mutual fund and the industry has grown to more than $8 trillion invested in some 7,000–8,000 mutual funds. With this growth, investors and their financial professionals have had access to an increasing array of investment choices — and greater challenges as they try to find the best-performing funds to fit their investment objectives.

Morningstar, Inc., a major independent analyst of the mutual fund industry, has provided investors and their advisors with an important evaluation tool since 1985, when it launched its “star” rating. Based on certain measurements, the Morningstar Rating for funds reflects each fund’s risk-adjusted return compared to a peer group, designating the results with a certain number of stars, from five stars for the best down to one star. The star ranking system has become the gold standard, with 4- and 5-star funds accounting for the bulk of fund sales.

As good, and important, as this ranking measurement has been, we have long taken issue with part of the process that adjusts performance on broker-sold Class A shares for “loads” — or up-front commissions. We have argued that this often does not accurately reflect an A share investor’s experience, since they increasingly are purchasing A shares in retirement plans and fee-based platforms that waive the up-front fee.

We are pleased to report that Morningstar has acknowledged this trend and has added a new rating for Class A shares on a no-load basis, called the “Load-Waived A Share” rating, that captures the experience of an investor who is not paying a front-end load. This new rating will better assist our plan sponsors, 401(k) plan participants and clients of financial professionals who invest via fee-based platforms or commit to invest more than a certain dollar amount, in evaluating their choice of mutual funds.

Since being implemented in early December 2005, the impact on our funds has been terrific. Under the new load-waived rating, 11 of our 32 open-end retail mutual funds increased their ratings to either a 4- or 5-star rank. In total, 12 of our funds now have 4- or 5-star rankings on their load-waived A shares, as of December 31, 2005.

We commend Morningstar for its move and urge our shareholders to consider this another tool at your disposal as you and your financial professional are evaluating investment choices.

Sincerely,

Keith F. Hartstein,
President and Chief Executive Officer

This commentary reflects the CEO’s views as of December 31, 2005. They are subject to change at any time.

YOUR FUND
AT A GLANCE

The Fund seeks
long-term growth of
capital by normally
investing at least
80% of its assets in
equity securities of
large-capitalization
companies with
market capitaliza-
tions in excess of
$5 billion.

Over the last twelve months

* Large-cap stocks languished and underperformed smaller-cap companies during most of 2005, but regained market leadership in the final months.

* The Fund underperformed its Lipper peer group average as its preference for mega-cap companies with stable earnings growth meant it had less exposure to the best-performing energy and commodity-related cyclical large-cap stock groups.

* Additions made to the Fund in 2005 were among its best performers.

Total returns for the Fund are at net asset value with all distributions reinvested. These returns do not reflect the deduction of the maximum sales charge, which would reduce the performance shown above.

Top 10 holdings

4.5%	Wal-Mart Stores, Inc.
4.4%	Procter & Gamble Co. (The)
4.3%	General Electric Co.
4.2%	Berkshire Hathaway, Inc. (Class A)
4.2%	American International Group, Inc.
4.1%	Johnson & Johnson
4.1%	Exxon Mobil Corp.
4.0%	PepsiCo, Inc.
3.9%	Home Depot, Inc. (The)
3.6%	Illinois Tool Works, Inc.

As a percentage of net assets on December 31, 2005.

1

BY JOHN J. MCCABE AND MARK T. TRAUTMAN, PORTFOLIO MANAGERS,
SHAY ASSETS MANAGEMENT, INC.

MANAGERS’ REPORT

JOHN HANCOCK

Large Cap Select Fund

Except for the gains generated by the energy and commodity-related cyclical stock groups, large-cap stocks remained out of favor during much of the past 12 months, despite better earnings for the group as a whole. During the bulk of 2005, investors continued to avoid large-company issues, drawn instead to small-cap and mid-cap companies, which they viewed as offering better potential for growth than their large-cap brethren. However, there was a shift in market leadership in the final months of the period, with large companies beating smaller ones as valuation and economic concerns took hold.

Performance

For the 12 months ended December 31, 2005, John Hancock Large Cap Select Fund’s Class A, Class B, Class C, Class I and Class R shares posted total returns of –2.38%, –3.14%, –3.14%, –1.98% and –2.96%, respectively, at net asset value. That compared with the 4.84% gain of the average large-cap core fund, according to Lipper, Inc.1 and the 4.91% return of the Standard & Poor’s 500 Index. Keep in mind that your net asset value will be different from the Fund’s performance if you were invested in Fund for entire period and did not reinvest all distributions. Please see pages six and seven for historical performance information.

“...large-cap stocks remained
out of favor during much of the
past 12 months...”

They key reason why the Fund lagged the Lipper peer group average and the S&P index was our underweighting in the energy and commodity-related cyclical sectors, the two groups that dominated the large-cap market’s performance during 2005. The vast majority of companies within those industry sectors did not fit our criteria for high-quality mega-cap companies with stable earnings growth.

Leaders

Our sole holding in the energy sector was oil and natural gas giant Exxon Mobil Corp., one of the few high-quality energy companies

2

in the marketplace and one of the Fund’s best performers for the 12-month period. Riding a wave of high oil prices, Exxon reported robust earnings and its third-quarter profits ranked as one of the biggest quarterly profits of any company in history.

New buys perform well

Three of our other biggest winners were stocks we purchased during the period. First was FedEx Corp., which we bought when concerns about high fuel costs had weighed down its stock price. Since then, the stock has gained considerable ground as the company posted a surge in profits, buoyed by strong demand for international and U.S. shipments and the company’s ability to hold prices firm.

Second, our holdings in Merrill Lynch & Co., Inc. proved benefi-cial. Merrill posted better-than-expected profits after we bought it, with the biggest drivers of those gains coming from its global markets and investment-banking business. Finally, we enjoyed good results from New York insurance giant American International Group, Inc. (AIG). We scooped up the stock at what we believed to be a bargain price after AIG had resolved legal and regulatory issues stemming from its relationship with Marsh & McLennan, but before an investigation into the company’s reinsurance business, which caused its stock price to slump further. Despite that latest scandal, we remained patient and maintained our position in AIG because we believed that the company’s business had not been permanently impaired and that its value would ultimately be recognized as the new management team addressed the outstanding issues. Our patience was rewarded. AIG’s stock staged a strong recovery through the end of the period as the new management team earned favor with regulators for cooperating with the probes into the company, and customer relationships and basic operations seemingly have been largely unaffected by the scandals.

“Three of our other biggest winners
were stocks we purchased during
the period.”

Among our longer-held positions, snack and beverage concern PepsiCo, Inc. also worked out well, lifted by the company’s underlying growth amid higher costs.

3

Sector
distribution[2]

Consumer
staples — 24%

Financials — 21%

Information
technology — 15%

Consumer
discretionary — 13%

Industrials — 11%

Health care — 10%

Energy — 4%

Laggards

On the flip side, our investments in Harley-Davidson, Inc. proved disappointing. Despite solid gains in net income and sales of the company’s namesake motorcycles, there were growing concerns that the company’s growth rate would slow amid higher fuel costs and flagging consumer confidence. We held onto our Harley stake because we believe it can continue to benefit from its brand equity, strong cash flow and attractively valued share price. Slowing demand also hurt Anheuser-Busch Cos., Inc., which reported a drop in income and lowered its earnings forecast several times during 2005, due to revived competition from domestic competitors and the rising popularity of wine and spirits. We believe that new marketing initiatives and investments in the company by legendary value investor Warren Buffet will help to highlight the stock’s value.

We also lost ground with Gannett Co., Inc., the nation’s number-one newspaper publisher, which was hurt by an advertising spending downturn, competition from online rivals and declining circulation. We remain bullish on the stock because we believe

Gannett will continue to post attractive growth rates and benefit from increased ad spending on the 2006 mid-term Congressional elections and the Winter Olympics.

Buys and sells

During the year, we also initiated a position in Dell, Inc. After substantial decline from its 2004 peak, we felt that the company’s stock price was attractive. The company’s expected double-digit long-term earnings growth rate is very attractive in relation to its

4

compressed earnings multiple. We anticipate that Dell will benefit from an improved hardware replacement cycle in 2006, influenced by the release of the Vista operating system by Microsoft. After a period of producing very strong returns for the Fund, we sold our holdings in uniform company Cintas Corp., based on its high valuation and what we believe will be its slower growth in years to come.

Outlook

As we enter 2006, we believe that valuations of high-quality, large-cap companies are very attractive, especially compared to small-and mid-cap stocks. We also believe that some macroeconomic developments could favor large-company stocks. Our forecast calls for high interest rates, high energy costs and a weakening real estate market to stymie economic growth over the near term. A slower economy, in turn, could bode well for our investment style, which will continue to center on high-quality large-cap companies with steady long-term earnings growth.

“We also believe that some
macroeconomic developments
could favor large-company stocks.”

This commentary reflects the views of the portfolio managers through the end of the Fund’s period discussed in this report. The managers’ statements reflect their own opinions. As such, they are in no way guarantees of future events, and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

2 As a percentage of net assets on December 31, 2005.

5

A LOOK AT
PERFORMANCE

For the period ended
December 31, 2005

	Class A1	Class B	Class C	Class I2	Class R2
Inception date	12-31-64	8-25-03	8-25-03	8-25-03	11-3-03

Average annual returns with maximum sales charge (POP)

One year	–7.26%	–7.88%	–4.09%	–1.98%	–2.96%

Five years	–1.35	—	—	—	—

Ten years	7.92	—	—	—	—

Since inception	—	3.25	4.46	5.65	2.97

Cumulative total returns with maximum sales charge (POP)

One year	–7.26	–7.88	–4.09	–1.98	–2.96

Five years	–6.58	—	—	—	—

Ten years	114.37	—	—	—	—

Since inception	—	7.80	10.80	13.80	6.51

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The returns for Class C shares have been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. The Class B shares’ CDSC declines annually between years 1–6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charge is not applicable for Class I and Class R shares.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the Fund’s current performance may be higher or lower than the performance shown. For performance data current to the most recent month-end, please call 1-800-225-5291 or visit the Fund’s Web site at www.jhfunds.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Fund’s performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable.

1Effective August 22, 2003, shareholders of the former M.S.B. Fund, Inc. became owners of that number of full and fractional shares of Class A shares of the John Hancock Large Cap Select Fund. Additionally, the accounting and performance history of the former M.S.B. Fund, Inc. was redesignated as that of Class A of John Hancock Large Cap Select Fund.

2For certain types of investors as described in the Fund’s Class I and Class R share prospectuses.

6

GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we’ve shown the same investment in two separate indexes.

	Class B	Class C1	Class I2	Class R2
Period beginning	8-25-03	8-25-03	8-25-03	11-3-03

Without sales charge	$11,080	$11,080	$11,380	$10,651

With maximum sales charge	10,780	11,080	11,380	10,651

Index	13,101	13,101	13,101	12,254

Assuming all distributions were reinvested for the period indicated, the table above shows the value of a $10,000 investment in the Fund’s Class B, Class C, Class I and Class R shares, respectively, as of December 31, 2005. The Class C shares investment with maximum sales charge has been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

Standard & Poor’s 500 Index is an unmanaged index that includes 500 widely traded common stocks.

It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

1 No contingent deferred sales charge applicable.

2 For certain types of investors as described in the Fund’s Class I and Class R share prospectuses.

7

YOUR
EXPENSES

These examples are intended to help you understand your ongoing operating expenses.

Understanding fund expenses

As a shareholder of the Fund, you incur two types of costs:

* Transaction costs which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.

* Ongoing operating expenses including management fees, distribution and service fees (if applicable) and other fund expenses.

We are going to present only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about your fund’s actual ongoing operating expenses, and is based on your fund’s actual return. It assumes an account value of $1,000.00 on June 30, 2005, with the same investment held until December 31, 2005.

Account value		Expenses paid
$1,000.00	Ending value	during period
on 6-30-05	on 12-31-05	ended 12-31-05[1]

Class A	$1,021.00	$6.92
Class B	1,016.90	10.72
Class C	1,016.90	10.71
Class I	1,022.90	4.88
Class R	1,015.50	11.98

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at December 31, 2005 by $1,000.00, then multiply it by the “expenses paid” for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

8

Hypothetical example for comparison purposes

This table allows you to compare your fund’s ongoing operating expenses with those of any other fund. It provides an example of the Fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annual return before expenses (which is not your fund’s actual return). It assumes an account value of $1,000.00 on June 30, 2005, with the same investment held until December 31, 2005. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses.

Account value		Expenses paid
$1,000.00	Ending value	during period
on 6-30-05	on 12-31-05	ended 12-31-05[1]

Class A	$1,018.36	$6.91
Class B	1,014.57	10.71
Class C	1,014.58	10.70
Class I	1,020.38	4.88
Class R	1,013.32	11.97

Remember, these examples do not include any transaction costs, such as sales charges; therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1 Expenses are equal to the Fund’s annualized expense ratio of 1.36%, 2.11%, 2.11%, 0.96% and 2.36% for Class A, Class B, Class C, Class I and Class R, respectively, multiplied by the average account value over the period, multiplied by number of days in most recent fiscal half-year/365 or 366 (to reflect the one-half year period).

9

F I N A N C I A L   S TAT E M E N T S

FUND’S
INVESTMENTS

Securities owned
by the Fund on
December 31, 2005

This schedule is divided into two main categories: common stocks and short-term investments. The common stocks are further broken down by industry group. Short-term investments, which represent the Fund’s cash position, are listed last.

Issuer	Shares	Value

Common stocks 98.08%		$71,851,270
(Cost $57,512,056)
Advertising 3.49%		2,553,900

Omnicom Group, Inc.	30,000	2,553,900
Air Freight & Logistics 3.25%		2,377,970

FedEx Corp.	23,000	2,377,970
Asset Management & Custody Banks 2.65%		1,940,400

State Street Corp.	35,000	1,940,400
Brewers 2.93%		2,148,000

Anheuser-Busch Cos., Inc. (L)	50,000	2,148,000
Communications Equipment 3.04%		2,225,600

Cisco Systems, Inc. (I)	130,000	2,225,600
Computer Hardware 3.07%		2,249,250

Dell, Inc. (I)(L)	75,000	2,249,250
Consumer Finance 2.81%		2,058,400

American Express Co.	40,000	2,058,400
Data Processing & Outsourced Services 5.78%		4,229,950

Automatic Data Processing, Inc.	50,000	2,294,500

First Data Corp.	45,000	1,935,450
Diversified Financial Services 2.98%		2,183,850

Citigroup, Inc.	45,000	2,183,850
Food Distributors 2.97%		2,173,500

Sysco Corp.	70,000	2,173,500
Home Improvement Retail 3.87%		2,833,600

Home Depot, Inc. (The)	70,000	2,833,600

See notes to
financial statements.

10

F I N A N C I A L   S TAT E M E N T S

Issuer	Shares	Value
Household Products 4.35%		$3,183,400

Procter & Gamble Co. (The)	55,000	3,183,400
Hypermarkets & Super Centers 4.47%		3,276,000

Wal-Mart Stores, Inc.	70,000	3,276,000
Industrial Conglomerates 4.31%		3,154,500

General Electric Co.	90,000	3,154,500
Industrial Machinery 3.60%		2,639,700

Illinois Tool Works, Inc.	30,000	2,639,700
Insurance Brokers 4.23%		3,101,700

Berkshire Hathaway, Inc. (Class A) (I)	35	3,101,700
Integrated Oil & Gas 4.06%		2,977,010

Exxon Mobil Corp.	53,000	2,977,010
Investment Banking & Brokerage 3.51%		2,573,740

Merrill Lynch & Co., Inc.	38,000	2,573,740
Motorcycle Manufacturers 2.81%		2,059,600

Harley-Davidson, Inc.	40,000	2,059,600
Multi-Line Insurance 4.19%		3,070,350

American International Group, Inc.	45,000	3,070,350
Packaged Foods & Meats 2.72%		1,994,700

Wrigley (Wm.) Jr., Co.	30,000	1,994,700
Pharmaceuticals 9.93%		7,272,450

Abbot Laboratories	55,000	2,168,650

Johnson & Johnson	50,000	3,005,000

Pfizer, Inc.	90,000	2,098,800
Publishing 2.89%		2,119,950

Gannett Co., Inc.	35,000	2,119,950
Soft Drinks 6.78%		4,969,500

Coca-Cola Co. (The)	50,000	2,015,500

PepsiCo, Inc.	50,000	2,954,000
Systems Software 3.39%		2,484,250

Microsoft Corp.	95,000	2,484,250

See notes to
financial statements.

11

F I N A N C I A L   S TAT E M E N T S

	Interest	Par value
Issuer, description, maturity date	rate	(000)	Value

Short-term investments 6.21%			$4,550,744
(Cost $4,550,744)
Joint Repurchase Agreement 1.82%			1,336,000

Investment in a joint repurchase agreement transaction
with Morgan Stanley — Dated 12-30-05 due 1-3-06
(Secured by U.S. Treasury Inflation Indexed Note 3.375%
due 1-15-12)	3.500%	$1,336	1,336,000

		Shares
Cash Equivalents 4.39%			3,214,744

AIM Cash Investment Trust (T)		3,214,744	3,214,744

Total investments 104.29%			$76,402,014

Other assets and liabilities, net (4.29%)			($3,141,777)

Total net assets 100.00%			$73,260,237

(I) Non-income-producing security.

(L) All or a portion of this security is on loan as of December 31, 2005.

(T) Represents investment of securities lending collateral.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.

12

F I N A N C I A L   S TAT E M E N T S

ASSETS AND
LIABILITIES

December 31, 2005

This Statement
of Assets and
Liabilities is the
Fund’s balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You’ll
also find the net
asset value and
the maximum
offering price
per share.

Assets
Investments, at value (cost $62,062,800)
including $3,151,370 of securities loaned	$76,402,014
Cash	54
Receivable for shares sold	101,195
Dividends and interest receivable	94,410
Receivable from affiliates	7,921
Other assets	18,218
Total assets	76,623,812

Liabilities
Payable for shares repurchased	34,507
Payable upon return of securities loaned	3,214,744
Payable to affiliates
Management fees	47,335
Distribution and service fees	5,759
Other	14,273
Other payables and accrued expenses	46,957
Total liabilities	3,363,575

Net assets
Capital paid-in	58,712,993
Accumulated net realized gain on investments	205,111
Net unrealized appreciation of investments	14,339,214
Accumulated net investment income	2,919
Net assets	$73,260,237

Net asset value per share
Based on net asset values and shares outstanding —
the Fund has an unlimited number of shares
authorized with no par value
Class A ($58,408,741 ÷ 3,319,486 shares)	$17.60
Class B ($4,798,225 ÷ 275,943 shares)	$17.39
Class C ($6,505,981 ÷ 374,166 shares)	$17.39
Class I ($3,320,459 ÷ 188,465 shares)	$17.62
Class R ($226,831 ÷ 12,930 shares)	$17.54

Maximum offering price per share
Class A1 ($17.60 ÷ 95%)	$18.53

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to financial statements.

13

F I N A N C I A L   S TAT E M E N T S

OPERATIONS

For the year ended
December 31, 2005

This Statement
of Operations
summarizes the
Fund’s investment
income earned and
expenses incurred
in operating the
Fund. It also shows
net gains (losses)
for the period
stated.

Investment income
Dividends	$1,150,435
Interest	70,448
Securities lending	5,532
Total investment income	1,226,415

Expenses
Investment management fees	568,073
Class A distribution and service fees	151,720
Class B distribution and service fees	54,300
Class C distribution and service fees	61,997
Class R distribution and service fees	860
Class A, B and C transfer agent fees	154,634
Class I transfer agent fees	1,616
Class R transfer agent fees	1,215
Registration and filing fees	85,239
Printing	29,439
Professional fees	26,942
Custodian fees	25,022
Accounting and legal services fees	18,790
Miscellaneous	8,574
Trustees’ fees	3,848
Compliance	1,600
Securities lending fees	263
Total expenses	1,194,132
Less expense reductions	(86,104)
Net expenses	1,108,028
Net investment income	118,387

Realized and unrealized gain (loss)
Net realized gain on investments	1,653,939
Change in net unrealized appreciation
(depreciation) of investments	(3,778,602)
Net realized and unrealized loss	(2,124,663)
Decrease in net assets from operations	($2,006,276)

See notes to
financial statements.

14

F I N A N C I A L   S TAT E M E N T S

CHANGES IN
NET ASSETS

These Statements
of Changes in Net
Assets show how
the value of the
Fund’s net assets
has changed
during the last
two periods. The
difference reflects
earnings less
expenses, any
investment
gains and losses,
distributions, if
any, paid to
shareholders and
the net of Fund
share transactions.

	Year	Year
	ended	ended
	12-31-04	12-31-05

Increase (decrease) in net assets
From operations
Net investment income	$285,844	$118,387
Net realized gain	782,917	1,653,939
Change in net unrealized
appreciation (depreciation)	2,582,256	(3,778,602)
Increase (decrease) in net assets
resulting from operations	3,651,017	(2,006,276)
Distributions to shareholders
From net investment income
Class A	(239,143)	(117,627)
Class I	(25,351)	(20,408)
Class R	(126)	—
From capital gain
Class A	(727,126)	(1,204,161)
Class B	(69,066)	(99,590)
Class C	(62,061)	(134,488)
Class I	(36,252)	(67,750)
Class R	(1,785)	(4,562)
	(1,160,910)	(1,648,586)
From Fund share transactions	17,107,537	(3,012,469)

Net assets
Beginning of period	60,329,924	79,927,568
End of period[1]	$79,927,568	$73,260,237

1 Includes accumulated net investment income of $21,249 and $2,919, respectively.

See notes to
financial statements.

15

F I N A N C I A L   H I G H L I G H T S

FINANCIAL
HIGHLIGHTS

CLASS A SHARES

The Financial Highlights show how the Fund’s net asset value for a share has changed since the end of the previous period.

Period ended	12-31-01[1]	12-31-02[1]	12-31-03[2]	12-31-04	12-31-05

Per share operating performance
Net asset value,
beginning of period	$20.74	$18.78	$15.27	$17.80	$18.44
Net investment income (loss)[3]	(0.03)	—[4]	(0.01)	0.08	0.05
Net realized and unrealized
gain (loss) on investments	(0.74)	(2.83)	2.63	0.84	(0.48)
Total from
investment operations	(0.77)	(2.83)	2.62	0.92	(0.43)
Less distributions
From net investment income	—	—	—	(0.07)	(0.04)
From net realized gain	(1.19)	(0.68)	(0.09)	(0.21)	(0.37)
	(1.19)	(0.68)	(0.09)	(0.28)	(0.41)
Net asset value, end of period	$18.78	$15.27	$17.80	$18.44	$17.60
Total return[5,6] (%)	(3.73)	(15.08)	17.15	5.17	(2.38)

Ratios and supplemental data
Net assets, end of period
(in millions)	$59	$50	$55	$65	$58
Ratio of expenses
to average net assets (%)	1.44	1.38	1.51	1.34	1.36
Ratio of adjusted expenses
to average net assets[7] (%)	1.52	1.48	1.89	1.44	1.47
Ratio of net investment income (loss)
to average net assets (%)	(0.14)	(0.01)	(0.03)	0.45	0.26
Portfolio turnover (%)	13	18	22	13	23

See notes to
financial statements.

16

F I N A N C I A L   H I G H L I G H T S

CLASS B SHARES

Period ended	12-31-03[8]	12-31-04	12-31-05

Per share operating performance
Net asset value,
beginning of period	$16.29	$17.76	$18.33
Net investment loss	(0.03)	(0.03)	(0.09)
Net realized and unrealized
gain (loss) on investments[3]	1.59	0.81	(0.48)
Total from
investment operations	1.56	0.78	(0.57)
Less distributions
From net realized gain	(0.09)	(0.21)	(0.37)
Net asset value, end of period	$17.76	$18.33	$17.39
Total return[5,6] (%)	9.57[9]	4.40	(3.14)

Ratios and supplemental data
Net assets, end of period
(in millions)	$2	$6	$5
Ratio of expenses
to average net assets (%)	2.13[10]	2.09	2.11
Ratio of adjusted expenses
to average net assets[7] (%)	3.02[10]	2.19	2.22
Ratio of net investment loss
to average net assets (%)	(0.49)[10]	(0.18)	(0.50)
Portfolio turnover (%)	22	13	23

See notes to
financial statements.

17

F I N A N C I A L   H I G H L I G H T S

CLASS C SHARES

Period ended	12-31-03[8]	12-31-04	12-31-05

Per share operating performance
Net asset value,
beginning of period	$16.29	$17.76	$18.33
Net investment loss[3]	(0.03)	—[4]	(0.09)
Net realized and unrealized
gain (loss) on investments	1.59	0.78	(0.48)
Total from
investment operations	1.56	0.78	(0.57)
Less distributions
From net realized gain	(0.09)	(0.21)	(0.37)
Net asset value, end of period	$17.76	$18.33	$17.39
Total return[5,6] (%)	9.57[9]	4.40	(3.14)

Ratios and supplemental data
Net assets, end of period
(in millions)	$1	$6	$7
Ratio of expenses
to average net assets (%)	2.13[10]	2.09	2.11
Ratio of adjusted expenses
to average net assets[7] (%)	3.02[10]	2.19	2.22
Ratio of net investment loss
to average net assets (%)	(0.45)[10]	(0.01)	(0.49)
Portfolio turnover (%)	22	13	23

See notes to
financial statements.

18

F I N A N C I A L   H I G H L I G H T S

CLASS I SHARES

Period ended	12-31-03[8]	12-31-04	12-31-05

Per share operating performance
Net asset value,
beginning of period	$16.29	$17.83	$18.46
Net investment income[3]	0.04	0.15	0.12
Net realized and unrealized
gain (loss) on investments	1.59	0.84	(0.48)
Total from
investment operations	1.63	0.99	(0.36)
Less distributions
From net investment income	—	(0.15)	(0.11)
From net realized gain	(0.09)	(0.21)	(0.37)
	(0.09)	(0.36)	(0.48)
Net asset value, end of period	$17.83	$18.46	$17.62
Total return[5,6] (%)	10.00[9]	5.54	(1.98)

Ratios and supplemental data
Net assets, end of period
(in millions)	$3	$3	$3
Ratio of expenses
to average net assets (%)	0.95[10]	0.95	0.95
Ratio of adjusted expenses
to average net assets[7] (%)	1.84[10]	1.05	1.06
Ratio of net investment income
to average net assets (%)	0.61[10]	0.83	0.67
Portfolio turnover (%)	22	13	23

See notes to
financial statements.

19

F I N A N C I A L   H I G H L I G H T S

CLASS R SHARES

Period ended	12-31-03[8]	12-31-04	12-31-05

Per share operating performance
Net asset value,
beginning of period	$17.10	$17.79	$18.45
Net investment income (loss)[3]	(0.02)	0.07	(0.06)
Net realized and unrealized
gain (loss) on investments	0.80	0.81	(0.48)
Total from
investment operations	0.78	0.88	(0.54)
Less distributions
From net investment income	—	(0.01)	—
From net realized gain	(0.09)	(0.21)	(0.37)
	(0.09)	(0.22)	(0.37)
Net asset value, end of period	$17.79	$18.45	$17.54
Total return[5,6] (%)	4.56[9]	4.98	(2.96)

Ratios and supplemental data
Net assets, end of period
(in millions)	—[11]	—[11]	—[11]
Ratio of expenses
to average net assets (%)	1.88[10]	1.44	1.98
Ratio of adjusted expenses
to average net assets[7] (%)	2.77[10]	1.54	2.09
Ratio of net investment income (loss)
to average net assets (%)	(0.27)[10]	0.40	(0.36)
Portfolio turnover (%)	22	13	23

1Audited by previous auditor.

2Effective 8-25-03, shareholders of the former M.S.B. Fund, Inc. became owners of an equal number of full and fractional Class A shares of the John Hancock Large Cap Select Fund. Additionally, the accounting and performance history of the former M.S.B. Fund, Inc. was redesignated as that of Class A of John Hancock Large Cap Select Fund.

3Based on the average of the shares outstanding.

4Less than $0.01 per share.

5Assumes dividend reinvestment and does not reflect the effect of sales charges.

6Total returns would have been lower had certain expenses not been reduced during the periods shown.

7Does not take into consideration expense reductions during the periods shown.

8Class B, Class C and Class I shares began operations on 8-25-03. Class R shares began operations on 11-3-03.

9Not annualized.

10Annualized.

11Less than $500,000.

See notes to
financial statements.

20

NOTES TO STATEMENTS

Note A
Accounting policies

John Hancock Large Cap Select Fund (the “Fund”) is a diversified series of John Hancock Capital Series, an open-end management investment company registered under the Investment Company Act of 1940. The investment objective of the Fund is to seek long-term capital appreciation.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B, Class C, Class I and Class R shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies
of the Fund are as follows:

Valuation of investments

Securities in the Fund’s portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments which have a remaining maturity of 60 days or less may be valued at amortized cost, which approximates market value. Investments in AIM Cash Investment Trust are valued at their net asset value each business day.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the “Adviser”), a wholly owned subsidiary of John Hancock Financial Services, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund’s custodian bank receives delivery of the underlying securities for the joint account on the Fund’s behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

21

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net asset value of the respective classes. Distribution and service fees, if any, and transfer agent fees for Class I and Class R shares, are calculated daily at the class level based on the appropriate net asset value of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of expenses are directly identifiable to an individual fund. Expenses that are not readily identifi-able to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate, with other funds managed by the Adviser, in an unsecured line of credit with banks, which permits borrowings of up to $250 million, collectively. Interest is charged to each fund based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit, and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the year ended December 31, 2005.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. On December 31, 2005, the Fund loaned securities having a market value of $3,151,370 collateralized by cash in the amount of $3,214,744. The cash collateral was invested in a short-term instrument. Securities lending expenses are paid by the Fund to the Adviser.

Federal income taxes

The Fund qualifies as a “regulated investment company” by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. During the year ended December 31, 2004, the tax character of distributions paid was as follows: ordinary income $264,620 and long-term capital gain $896,290. During the year ended December 31, 2005, the tax character of distributions paid was as follows: ordinary income $138,035 and long-term capital gain $1,510,551.

As of December 31, 2005, the components of distributable earnings on a tax basis included $109,379 of undistributed ordinary income and $98,806 of undistributed long-term gain.

22

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

Note B
Management fee and
transactions with
affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund paid a daily management fee to the Adviser at an annual rate of 0.75% of the Fund’s average daily net asset value until June 30, 2005. Effective July 1, 2005, the Fund pays a daily management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.75% of the  first $2,700,000,000 of the Fund’s average daily net asset value and (b) 0.70% of the Fund’s daily net asset value in excess of $2,700,000,000. The Adviser has a sub-advisory agreement with Shay Assets Management, Inc. The Fund is not responsible for payment of the subadvisory fees.

The Adviser has agreed to limit the Fund’s total expenses, excluding the distribution and service fees and transfer agent fees, to 0.90% of the Fund’s average daily net asset value, on an annual basis, and total expenses on Class A shares to 1.38% of Class A average daily net asset value, on an annual basis, at least until April 30, 2006. Accordingly, the expense reductions, related to limitation of Fund’s total expenses, amounted to $83,060 for the year ended December 31, 2005. The Adviser reserves the right to terminate these limitations in the future.

The Fund has Distribution Plans with John Hancock Funds, LLC (“JH Funds”), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B, Class C and Class R, pursuant to Rule 12b-1 under the Investment Company Act of 1940, to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes monthly payments to JH Funds at an annual rate not to exceed 0.25% of Class A average daily net asset value, 1.00% of Class B and Class C average daily net asset value and 0.50% of Class R average daily net asset value. A maximum of 0.25% of such payments may be service fees, as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund’s 12b-1 payments could occur under certain circumstances. In addition, under a Service Plan for Class R shares, the Fund pays up to 0.25% of Class R average daily net asset value for certain other services.

Class A shares are assessed up-front sales charges. During the year ended December 31, 2005, JH Funds received net up-front sales charges of $44,174 with regard to sales of Class A shares. Of this amount, $6,917 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $30,791 was paid as sales commissions to unrelated broker-dealers and $6,466 was paid as sales commissions to sales personnel of Signator Investors, Inc. (“Signator Investors”), a related broker-dealer. The

23

Adviser’s indirect parent, John Hancock Life Insurance Company (“JHLICo”), is the indirect sole shareholder of Signator Investors.

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge (“CDSC”) at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used, in whole or in part, to defray its expenses for providing distribution-related services to the Fund in connection with the sale of Class B and Class C shares. During the year ended December 31, 2005, CDSCs received by JH Funds amounted to $25,550 for Class B shares and $983 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. (“Signature Services”), an indirect subsidiary of JHLICo. For Class A, Class B and Class C shares, the Fund pays a monthly transfer agent fee at an annual rate of 0.05% of each class’s average daily net asset value, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of-pocket expenses, aggregated and allocated to each class on the basis of its relative net asset value. For Class I shares the Fund pays a monthly transfer agent fee at a total annual rate of 0.05% of Class I average daily net asset value. For Class R shares the Fund Pays a monthly transfer agent fee at an annual rate of 0.05% of Class R average daily net asset value, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of-pocket expenses. Signature Services has agreed to limit the transfer agent fees on Class A, Class B and Class C shares to 0.23% of each class’s average daily net asset value until April 30, 2006. In addition, Signature Services agreed to voluntarily reduce the Fund’s asset-based portion of the transfer agent fee if the total transfer agent fee exceeds the Lipper Inc. median transfer agency fee for comparable mutual funds by greater than 0.05% . Accordingly, the transfer agent expense for Class A, Class B and Class C shares was reduced by $3,044 for the year ended December 31, 2005, which had no impact on each class’s ratio of expenses to average net assets. Signature Services reserves the right to terminate this limitation at any time.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year amounted to $18,790. The Fund also paid the Adviser the amount of $726 for certain publishing services, included in the printing fees. The Fund also reimbursed JHLICo for certain compliance costs, included in the Fund’s Statement of Operations.

The Adviser and other subsidiaries of JHLICo owned 5,848 Class R shares of bene-ficial interest of the Fund on December 31, 2005.

Mr. James R. Boyle is Chairman of the Adviser, as well as affiliated Trustee of the Fund, and is compensated by the Adviser and/or its affiliates. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John

24

Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund’s deferred compensation liability are recorded on the Fund’s books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments, as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

Note C
Fund share transactions

This listing illustrates the number of Fund shares sold, reinvested and repurchased during the last two years, along with the corresponding dollar value.

	Year ended 12-31-04		Year ended 12-31-05
	Shares	Amount	Shares	Amount

Class A shares
Sold	692,572	$12,490,897	344,335	$6,173,973
Distributions reinvested	45,694	836,202	64,225	1,144,496
Repurchased	(322,560)	(5,800,880)	(602,911)	(10,817,592)
Net increase (decrease)	415,706	$7,526,219	(194,351)	($3,499,123)

Class B shares
Sold	329,288	$5,925,161	83,379	$1,491,434
Distributions reinvested	3,575	65,060	5,165	90,083
Repurchased	(87,784)	(1,566,225)	(142,332)	(2,528,629)
Net increase (decrease)	245,079	$4,423,996	(53,788)	($947,112)

Class C shares
Sold	288,497	$5,157,947	122,940	$2,184,816
Distributions reinvested	3,080	56,057	6,971	123,645
Repurchased	(17,484)	(316,100)	(64,095)	(1,138,663)
Net increase	274,093	$4,897,904	65,816	$1,169,798

Class I shares
Sold	16,376	$297,981	13,801	$248,055
Distributions reinvested	3,361	61,603	4,941	88,157
Repurchased	(8,605)	(151,314)	(7,893)	(141,108)
Net increase	11,132	$208,270	10,849	$195,104

Class R shares
Sold	2,930	$52,455	4,565	$81,423
Distributions reinvested	33	600	135	2,403
Repurchased	(109)	(1,907)	(831)	(14,962)
Net increase	2,854	$51,148	3,869	$68,864

Net increase (decrease)	948,864	$17,107,537	(167,605)	($3,012,469)

25

Note D
Investment
transactions

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the year ended December 31, 2005, aggregated $16,830,979 and $20,041,566, respectively.

The cost of investments owned on December 31, 2005, including short-term investments, for federal income tax purposes was $62,062,800. Gross unrealized appreciation and depreciation of investments aggregated $16,333,311 and $1,994,097, respectively, resulting in net unrealized appreciation of $14,339,214.

Note E
Reclassification
of accounts

During the year ended December 31, 2005, the Fund reclassified amounts to reflect an increase in accumulated net realized gain on investments of $76, an increase in accumulated net investment income of $1,318 and a decrease in capital paid-in of $1,394. This represents the amounts necessary to report these balances on a tax basis, excluding certain temporary differences, as of December 31, 2005. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America, and book and tax differences in accounting for deferred compensation. The calculation of net investment income (loss) per share in the Fund’s Financial Highlights excludes these adjustments.

26

AUDITORS’
REPORT

Report of
Independent
Registered Public
Accounting Firm

To the Board of Trustees and Shareholders of
John Hancock Large Cap Select Fund,

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Large Cap Select Fund (the “Fund”) at December 31, 2005, the results of its operations, the changes in its net assets and the finan-cial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the periods ended on or before December 31, 2002, were audited by other independent auditors, whose report dated January 31, 2003 expressed an unqualified opinion thereon.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 15, 2006

27

TAX
INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended December 31, 2005.

This Fund has designated distributions of $1,510,551 to shareholders as a long-term capital gain dividend.

With respect to the ordinary dividends paid by the Fund for the fiscal year ended December 31, 2005, 100% of the dividends qualify for the corporate dividends-received deduction.

The Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099-DIV for the calendar year 2005.

Shareholders were mailed a 2005 U.S. Treasury Department Form 1099-DIV in January 2006. This will reflect the total of all distributions that are taxable for calendar year 2005.

28

Board Consideration
of and Continuation
of Investment
Advisory and Sub-
Advisory Agreement:
John Hancock Large
Cap Select Fund

Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”) requires the Board of Trustees (the “Board”) of John Hancock Capital Series (the “Trust”), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreement and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), annually to review and consider the continuation of: (i) the investment advisory agreement (the “Advisory Agreement”) with John Hancock Advisers, LLC (the “Adviser”), and (ii) the subadvisory agreement with Shay Assets Management, Inc. (the “Sub-Adviser”) for the John Hancock Large Cap Select Fund (the “Fund”). The investment advisory agreement with the Advisor and the investment subadvisory agreement with the Subadviser are collectively referred to as the “Advisory Agreements.”

At meetings held on May 19–20 and June 6–7, 2005, the Board, including the Independent Trustees, considered the factors and reached the conclusions described below relating to the selection of the Adviser and Subadviser and the continuation of the Advisory Agreements. During such meetings, the Board’s Contracts/Operations Committee and the Independent Trustees also met in executive sessions with their independent legal counsel. In evaluating the Advisory Agreements, the Board, including the Contracts/Operations Committee and the Independent Trustees, reviewed a broad range of information requested for this purpose by the Independent Trustees, including but not limited to the following: (i) the investment performance of the Fund and a broader universe of relevant funds (the “Universe”) selected by Lipper Inc. (“Lipper”), an independent provider of investment company data, for a range of periods, (ii) advisory and other fees incurred by, and the expense ratios of, the Fund and a peer group of comparable funds selected by Lipper (the “Peer Group”), (iii) the advisory fees of comparable portfolios of other clients of the Adviser and the Subadviser, (iv) the Adviser’s financial results and condition, including its and certain of its affiliates’ profitability from services performed for the Fund, (v) breakpoints in the Fund’s and the Peer Group’s fees and a study undertaken at the direction of the Independent Trustees as to the allocation of the benefits of economies of scale between the Fund and the Adviser, (vi) the Adviser’s and Sub-Adviser’s record of compliance with applicable laws and regulations, with the Fund’s investment policies and restrictions, and with the Fund’s Code of Ethics and the structure and responsibilities of the Adviser’s and Sub-Adviser’s compliance department, (vii) the background and experience of senior management and investment professionals, and (viii) the nature, cost and character of advisory and non-investment management services provided by the Adviser and its affiliates and by the Subadviser.

Nature, extent and quality of services

The Board considered the ability of the Adviser and the Subadviser, based on their resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of the Adviser and Subadviser. In addition, the Board took into account the administrative services provided to the Fund by the Adviser and its affiliates.

Based on the above factors, together with those referenced below, the Board concluded that, within the

29

context of its full deliberations, the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser and Subadviser were sufficient to support renewal of the Advisory Agreements.

Fund performance

The Board considered the performance results for the Fund over various time periods. The Board also considered these results in comparison to the performance of the Universe, as well as the Fund’s benchmark indexes. Lipper determined the Universe for the Fund. The Board reviewed with a representative of Lipper the methodology used by Lipper to select the funds in the Universe and the Peer Group.

The Board noted that, except for the most recent year, the performance of the Fund was higher than the median and average performance of its Universe for the time periods under review. The Board also noted that the Fund’s performance was higher than one of its benchmark indexes, the Lipper Large-Cap Core Funds Index over the longer time periods under review and was higher than its other benchmark index, the S&P 500 Daily Reinvested Index, during the five-year time period. The Adviser provided information to the Board regarding factors contributing to the Fund’s performance results, as well as the Adviser’s outlook and investment strategy for the near future. The Board indicated its intent to continue to monitor the Fund’s performance trends.

Investment advisory fee
and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rates payable by the Fund to the Adviser for investment advisory services (the “Advisory Agreement Rate”). In addition, the Board reviewed and considered the existing fee waiver/limit arrangements applicable to the Advisory Agreement Rate and considered the Advisory Agreement Rate after taking the waivers/limits into account (the “Net Advisory Rate”). The Board received and considered information comparing the Advisory Agreement Rate and Net Advisory Rate with those of the other funds in the Peer Group. The Board noted that the Advisory Agreement Rate and the Net Advisory Rate were lower than the median rate of the Peer Group. The Board concluded that the Advisory Agreement Rate and the Net Advisory Rate were reasonable in relation to the services provided.

The Board received and considered information regarding the Fund’s total operating expense ratio and its various components, including contractual advisory fees, actual advisory fees, non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees, transfer agent fees and custodian fees, including and excluding Rule 12b-1 and non-Rule 12b-1 service fees. The Board also considered comparisons of these expenses to the expense information for the Peer Group and the Universe. The Board noted that the total operating expense ratio of the Fund was lower than that of the Peer Group and was not appreciably higher than that of the Universe. Based on the above-referenced considerations and other factors, the Board concluded that the Fund’s overall expense results and performance supported the re-approval of the Advisory Agreements.

The Board also received information about the investment sub-advisory fee rate (the “Sub-Advisory Agreement Rate”) payable by the Adviser to the Sub-Adviser for investment sub-advisory services. The Board concluded that the Sub-Advisory Agreement Rate was fair and equitable, based on its consideration of the factors described above.

Profitability

The Board received and considered a detailed profitability analysis of the Adviser based

30

on the Advisory Agreement, as well as on other relationships between the Fund and the Adviser and its affiliates. The Board concluded that, in light of the costs of providing investment management and other services to the Fund, the profits and other ancillary benefits reported by the Adviser were not unreasonable.

The Board did not consider profitability information with respect to the Sub-Adviser, which is not affiliated with the Adviser. The Board considered that the Sub-Advisory Rate paid to the Sub-Adviser had been negotiated by the Adviser on an arm’s length basis and that the Sub-Adviser’s separate profitability from its relationship with the Fund was not a material factor in determining whether to renew the agreement.

Economies of scale

The Board received and considered general information regarding economies of scale with respect to the management of the Fund, including the Fund’s ability to appropriately benefit from economies of scale under the Fund’s fee structure. The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of the Adviser’s costs are not specific to individual Funds, but rather are incurred across a variety of products and services.

To the extent the Board and the Adviser were able to identify actual or potential economies of scale from Fund-specific or allocated expenses, in order to ensure that any such economies continue to be reasonably shared with the Fund as its assets increase, the Adviser and the Board agreed to the addition of breakpoints to the Advisory Agreement Rate besides the existing breakpoints applicable to the Sub-Advisory Agreement Rate.

Information about
services to other clients

The Board also received information about the nature, extent and quality of services and fee rates offered by the Adviser and Sub-Adviser to their other clients, including other registered investment companies, institutional investors and separate accounts. The Board concluded that the Advisory Agreement Rate and the Sub-Advisory Agreement Rate were not unreasonable, taking into account fee rates offered to others by the Adviser and Sub-Adviser, respectively, and giving effect to differences in services covered by such fee rates.

Other benefits to
the Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of the Adviser’s relationship with the Fund. Such benefits could include, among others, benefits directly attributable to the relationship of the Adviser with the Fund and benefits potentially derived from an increase in the business of the Adviser as a result of its relationship with the Fund (such as the ability to market to shareholders other finan-cial products offered by the Adviser and its affiliates).

The Board also considered the effectiveness of the Adviser’s, Sub-Adviser’s and Fund’s policies and procedures for complying with the requirements of the federal securities laws, including those relating to best execution of portfolio transactions and brokerage allocation.

Other factors and
broader review

As discussed above, the Board reviewed detailed materials received from the Adviser and Sub-Adviser as part of the annual re-approval process under Section 15(c) of the 1940 Act. The Board also regularly reviews and assesses the quality of the services that the Fund receives throughout the year. In this regard, the Board reviews reports of the Adviser at least quarterly, which include, among other

31

things, a detailed portfolio review, detailed fund performance reports and compliance reports. In addition, the Board meets with portfolio managers and senior investment officers at various times throughout the year.

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the continuation of the Advisory Agreements for the Fund was in the best interest of the Fund and its shareholders. Accordingly, the Board unanimously approved the continuation of the Advisory Agreements.

32

TRUSTEES & OFFICERS

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

Independent Trustees

Name, age		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

Ronald R. Dion, Born: 1946	2005	53
Independent Chairman (since 2005); Chairman and Chief Executive Officer,
R.M. Bradley & Co., Inc.; Director, The New England Council and Massachusetts
Roundtable; Trustee, North Shore Medical Center; Director, Boston Stock
Exchange; Director, BJ’s Wholesale Club, Inc. and a corporator of the Eastern
Bank; Trustee, Emmanuel College; Director, Boston Municipal Research Bureau;
Member of the Advisory Board, Carroll Graduate School of Management at
Boston College.

James F. Carlin, Born: 1940	2005	53
Director and Treasurer, Alpha Analytical Inc. (analytical laboratory) (since 1985);
Part Owner and Treasurer, Lawrence Carlin Insurance Agency, Inc. (since 1995);
Part Owner and Vice President, Mone Lawrence Carlin Insurance Agency, Inc.
(since 1996); Director and Treasurer, Rizzo Associates (engineering) (until 2000);
Chairman and CEO, Carlin Consolidated, Inc. (management/investments) (since
1987); Director and Partner, Proctor Carlin & Co., Inc. (until 1999); Trustee,
Massachusetts Health and Education Tax Exempt Trust (since 1993); Director of the following: Uno Restaurant Corp. (until 2001), Arbella Mutual (insurance)
(until 2000), HealthPlan Services, Inc. (until 1999), Flagship Healthcare, Inc. (until
1999), Carlin Insurance Agency, Inc. (until 1999); Chairman, Massachusetts
Board of Higher Education (until 1999).

Richard P. Chapman, Jr.,[2] Born: 1935	2003	53
President and Chief Executive Officer, Brookline Bancorp Inc. (lending)
(since 1972); Director, Lumber Insurance Co. (insurance) (until 2000);
Chairman and Director, Northeast Retirement Services, Inc. (retirement administration) (since 1998).

William H. Cunningham, Born: 1944	2003	143
Former Chancellor, University of Texas System and former President of the
University of Texas, Austin, Texas; Chairman and CEO, IBT Technologies (until
2001); Director of the following: Hire.com (until 2004), STC Broadcasting, Inc.
and Sunrise Television Corp. (until 2001), Symtx, Inc. (electronic manufacturing)
(since 2001), Adorno/Rogers Technology, Inc. (until 2004), Pinnacle Foods
Corporation (until 2003), rateGenius (until 2003), Jefferson-Pilot Corporation
(diversified life insurance company), New Century Equity Holdings (formerly

33

Independent Trustees (continued)

Name, age		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

William H. Cunningham, Born: 1944 (continued)	2003	143
Billing Concepts) (until 2001), eCertain (until 2001), ClassMap.com (until
2001), Agile Ventures (until 2001), AskRed.com (until 2001), Southwest Airlines,
Introgen and Viasystems, Group, Inc. (electronic manufacturer) (until 2003);
Advisory Director, Interactive Bridge, Inc. (college fundraising) (until 2001);
Advisory Director, Q Investments (until 2003); Advisory Director, JP Morgan
Chase Bank (formerly Texas Commerce Bank – Austin), LIN Television (since
2002), WilTel Communications (until 2003) and Hayes Lemmerz International,
Inc. (diversified automotive parts supply company) (since 2003).

Charles L. Ladner,[2] Born: 1938	2004	143
Chairman and Trustee, Dunwoody Village, Inc. (retirement services) (until 2003);
Senior Vice President and Chief Financial Officer, UGI Corporation (public utility holding company) (retired 1998); Vice President and Director for AmeriGas, Inc.
(retired 1998); Director of AmeriGas Partners, L.P. (until 1997) (gas distribution);
Director, EnergyNorth, Inc. (until 1995); Director, Parks and History Association
(since 2001).

John A. Moore,[2] Born: 1939	2003	53
President and Chief Executive Officer, Institute for Evaluating Health Risks,
(nonprofit institution) (until 2001); Chief Scientist, Sciences International (health research) (until 2003); Principal, Hollyhouse (consulting) (since 2000); Director,
CIIT (nonprofit research) (since 2002).

Patti McGill Peterson,[2] Born: 1943	2003	53
Executive Director, Council for International Exchange of Scholars and Vice
President, Institute of International Education (since 1998); Senior Fellow, Cornell
Institute of Public Affairs, Cornell University (until 1998); Former President of
Wells College and St. Lawrence University; Director, Niagara Mohawk Power
Corporation (until 2003); Director, Ford Foundation, International Fellowships
Program (since 2002); Director, Lois Roth Endowment (since 2002); Director,
Council for International Educational Exchange (since 2003).

Steven R. Pruchansky, Born: 1944	2005	53
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc.
(since 2000); Director and President, Greenscapes of Southwest Florida, Inc.
(until 2000); Managing Director, JonJames, LLC (real estate) (since 2001);
Director, First Signature Bank & Trust Company (until 1991); Director, Mast
Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991).

34

Non-Independent Trustee3

Name, age		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

James R. Boyle, Born: 1959	2005	184
President, John Hancock Annuities; Executive Vice President, John Hancock
Life Insurance Company (since June, 2004); Chairman and Director, John
Hancock Advisers, LLC (the “Adviser”), John Hancock Funds, LLC (“John
Hancock Funds”) and The Berkeley Financial Group, LLC (“The Berkeley
Group”) (holding company) (since 2005); President, U.S. Annuities; Senior
Vice President, The Manufacturers Life Insurance Company (U.S.A.) (prior to 2004).

Principal officers who are not Trustees

Name, age
Position(s) held with Fund	Officer
Principal occupation(s) and	of Fund
directorships during past 5 years	since

Keith F. Hartstein, Born: 1956	2005
President and Chief Executive Officer
Senior Vice President, Manulife Financial Corporation (since 2004); Director,
President and Chief Executive Officer, the Adviser and The Berkeley Group;
Director, President and Chief Executive Officer, John Hancock Funds; Director,
President and Chief Executive Officer, Sovereign Asset Management LLC
(“Sovereign”); Director, John Hancock Signature Services, Inc.; President, John
Hancock Trust; Chairman and President, NM Capital Management, Inc. (NM
Capital) (since 2005); Chairman, Investment Company Institute Sales Force
Marketing Committee (since 2003); Executive Vice President, John Hancock
Funds (until 2005).

William H. King, Born: 1952	2003
Vice President and Treasurer
Vice President and Assistant Treasurer, the Adviser; Vice President and Treasurer
of each of the John Hancock funds advised by the Adviser; Assistant Treasurer of each of the John Hancock funds (until 2001).

Francis V. Knox, Jr., Born: 1947	2005
Vice President and Chief Compliance Officer
Vice President and Chief Compliance Officer for John Hancock Investment
Company, John Hancock Life Insurance Company (U.S.A.), John Hancock Life
Insurance Company and John Hancock Funds (since 2005); Vice President and
Assistant Treasurer, Fidelity Group of Funds (until 2004); Vice President and
Ethics & Compliance Officer, Fidelity Investments (until 2001).

John G. Vrysen, Born: 1955	2005
Executive Vice President and Chief Financial Officer; Director, the Adviser,
The Berkeley Group and John Hancock Funds.
Executive Vice President and Chief Financial Officer, the Adviser, Sovereign,
The Berkeley Group and John Hancock Funds (since 2005); Vice President and
General Manager, Fixed Annuities, U.S. Wealth Management (until 2005); Vice
President, Operations, Manulife Wood Logan (July 2000 thru September 2004).

35

Notes to Trustees and Officers pages

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available, without charge, upon request, by calling 1-800-225-5291.

1 Each Trustee serves until resignation, retirement age or until his or her successor is elected.

2 Member of Audit Committee.

3 Non-independent Trustees hold positions with the Fund’s investment adviser, underwriter and certain other affiliates.

36

For more information

The Fund’s proxy voting policies, procedures and records are available without charge, upon request:

By phone	On the Fund’s Web site	On the SEC’s Web site
1-800-225-5291	www.jhfunds.com/proxy	www.sec.gov

Investment adviser	Custodian	Legal counsel
John Hancock Advisers, LLC	The Bank of New York	Wilmer Cutler Pickering
601 Congress Street	One Wall Street	Hale and Dorr LLP
Boston, MA 02210-2805	New York, NY 10286	60 State Street
Boston, MA 02109-1803
Subadviser	Transfer agent
Shay Assets Management, Inc.	John Hancock Signature	Independent registered
230 West Monroe Street	Services, Inc.	public accounting firm
Chicago, IL 60606	1 John Hancock Way,	PricewaterhouseCoopers LLP
	Suite 1000	125 High Street
Principal distributor	Boston, MA 02217-1000	Boston, MA 02110
John Hancock Funds, LLC
601 Congress Street
Boston, MA 02210-2805

The Fund’s investment objective, risks, charges and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, call your financial professional, call John Hancock Funds at 1-800-225-5291, or visit the Fund’s Web site at www.jhfunds.com. Please read the prospectus carefully before investing or sending money.

How to contact us

Internet	www.jhfunds.com

Mail	Regular mail:	Express mail:
	John Hancock	John Hancock
	Signature Services, Inc.	Signature Services, Inc.
	1 John Hancock Way, Suite 1000	Mutual Fund Image Operations
	Boston, MA 02217-1000	380 Stuart Street
Boston, MA 02116

Phone	Customer service representatives	1-800-225-5291
	24-hour automated information	1-800-338-8080
	TDD line	1-800-554-6713

A listing of month-end portfolio holdings is available on our Web site, www.jhfunds.com. A more detailed portfolio holdings summary is available on a quarterly basis 60 days after the fiscal quarter on our Web site or upon request by calling 1-800-225-5291, or on the Securities and Exchange Commission’s Web site, www.sec.gov.

37

1-800-225-5291
1-800-554-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds. com

Now available: electronic delivery
www.jhfunds. com/edelivery

This report is for the information of
the shareholders of John Hancock	4900A 12/05
Large Cap Select Fund.	2/06

JOHN HANCOCK

Allocation Core Portfolio

12.31.2005 Annual Report

John Hancock

JOHN HANCOCK FUNDS

Your fund at a glance

Managers’ report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Your expenses
page 8

Financial statements
page 10

Trustees & officers
page 27

For more information
page 33

To Our Shareholders,

The mutual fund industry has seen enormous growth over the last several decades. A good half of all American households are now invested in at least one mutual fund and the industry has grown to more than $8 trillion invested in some 7,000–8,000 mutual funds. With this growth, investors and their financial professionals have had access to an increasing array of investment choices -- and greater challenges as they try to find the best-performing funds to fit their investment objectives.

Morningstar, Inc., a major independent analyst of the mutual fund industry, has provided investors and their advisors with an important evaluation tool since 1985, when it launched its “star” rating. Based on certain measurements, the Morningstar Rating for funds reflects each fund’s risk-adjusted return compared to a peer group, designating the results with a certain number of stars, from five stars for the best down to one star. The star ranking system has become the gold standard, with 4- and 5-star funds accounting for the bulk of fund sales.

As good, and important, as this ranking measurement has been, we have long taken issue with part of the process that adjusts performance on broker-sold Class A shares for “loads” -- or up-front commissions. We have argued that this often does not accurately reflect an A share investor’s experience, since they increasingly are purchasing A shares in retirement plans and fee-based platforms that waive the up-front fee.

We are pleased to report that Morningstar has acknowledged this trend and has added a new rating for Class A shares on a no-load basis, called the “Load-Waived A Share” rating, that captures the experience of an investor who is not paying a front-end load. This new rating will better assist our plan sponsors, 401(k) plan participants and clients of financial professionals who invest via fee-based platforms or commit to invest more than a certain dollar amount, in evaluating their choice of mutual funds.

Since being implemented in early December 2005, the impact on our funds has been terrific. Under the new load-waived rating, 11 of our 32 open-end retail mutual funds increased their ratings to either a 4- or 5-star rank. In total, 12 of our funds now have 4- or 5-star rankings on their load-waived A shares, as of December 31, 2005.

We commend Morningstar for its move and urge our shareholders to consider this another tool at your disposal as you and your financial professional are evaluating investment choices.

Sincerely,

Keith F. Hartstein, President and Chief Executive Officer

This commentary reflects the CEO’s views as of December 31, 2005. They are subject to change at any time.

YOUR FUND AT A GLANCE

The Fund seeks
long-term growth of
capital, with income
as a secondary goal,
by investing all of
its assets in three
other funds advised
by John Hancock
Advisers, LLC.
Approximately one
third of the Fund’s
assets will be
invested in each of:
John Hancock U.S.
Global Leaders
Growth Fund, which
seeks long-term
growth of capital;
John Hancock Classic
Value, which seeks
long-term growth of
capital; and John
Hancock Strategic
Income Fund, which
seeks a high level of
current income.

Over the last three months

* Stocks posted modestly positive results thanks to strong earnings and economic growth, while falling energy prices eased inflation concerns for bond investors.

* The Fund’s return was in line with the performance of the S&P 500 Index, as each underlying fund produced positive results.

* The two equity components benefited from positions in consumer discretionary stocks, while Canadian government bonds boosted the fixed-income portion.

Total returns for the Fund are at net asset value with all distributions reinvested. These returns do not reflect the deduction of the maximum sales charge, which would reduce the performance shown above.

Underlying funds

Top holdings		Top holdings		Top issuers

U.S. Global		Classic Value Fund		Strategic Income Fund
Leaders Growth Fund
		4.5%	Freddie Mac	17.3%	Canadian Government
6.5%	Staples, Inc.
		3.8%	XL Capital Ltd.	9.4%	U.S. Treasury
5.9%	Dell, Inc.		(Class A)	6.8%	Federal Home Loan
5.5%	Amgen, Inc.	3.8%	TJX Cos., Inc. (The)		Mortgage Corp.
5.4%	Microsoft Corp.	3.8%	Torchmark Corp.	5.8%	Norwegian Government
5.2%	Medtronic, Inc.	3.6%	Citigroup, Inc.	4.2%	Bonos y Oblig del Estado

As a percentage of each fund’s net assets on December 31, 2005.

1

MANAGERS’ REPORT

JOHN HANCOCK Allocation Core Portfolio

For the reporting period from the Fund’s inception on September 16, 2005 through December 31, 2005 (“the reporting period”), both stocks and bonds gained modestly. Stocks recovered from the catastrophic hurricane season as corporate earnings and economic growth exceeded expectations, while falling energy prices eased inflation concerns for bond investors. For the reporting period, John Hancock Allocation Core Portfolio’s Class A, Class B, Class C and Class R shares posted total returns of 1.46%, 1.26%, 1.26% and 1.40%, respectively, at net asset value. The Fund’s two equity components --John Hancock U.S. Global Leaders Growth Fund and John Hancock Classic Value Fund -- produced returns that outperformed the returns of their respective benchmark indexes during the reporting period, while John Hancock Strategic Income Fund posted a fractional gain.

“...U.S. Global Leaders Growth Fund outpaced the S&P 500 Index’s 1.39% return as large-cap and growth-oriented stocks performed well...”

John Hancock U.S. GLOBAL LEADERS GROWTH FUND By the portfolio management team at Sustainable Growth Advisers, LP

John Hancock U.S. Global Leaders Growth Fund outpaced the S&P 500 Index’s 1.39% return as large-cap and growth-oriented stocks performed well in the reporting period. In addition, gains were broadly distributed across a variety of market sectors, rather than driven by a narrow segment of the market, as they had been earlier in 2005.

Within the portfolio, consumer discretionary and health care stocks were the top contributors to performance in the reporting period. Starbucks Corp., the world’s largest purveyor of coffee, continued to post remarkable same-store sales growth despite some very difficult prior-year comparisons. The top contributor in the portfolio was generic drug maker Teva Pharmaceutical Industries Ltd., which is well positioned to benefit from a powerful health care trend -- the shift from branded to generic drugs.

2

The only sector of the portfolio to decline during the reporting period was information technology. Electronics manufacturer Dell, Inc. warned of lower revenues and earnings, and the company faces an increasingly challenging environment where many of its competitors are less vulnerable than in the past. Video game maker Electronic Arts, Inc. also fell because of an earnings lull in advance of the next generation of game consoles, which will hit the market in early 2006.

Our investment strategy involves buying good businesses and then exercising patience, holding them for a period of years. Consequently, we make few changes to the portfolio. During the reporting period, we eliminated one portfolio holding -- natural foods retailer Whole Foods Market, Inc. -- after a period of very strong performance.

The high-quality companies in the portfolio enjoyed their eleventh consecutive year of double-digit earnings growth in 2005. Nonetheless, high-quality, large-cap growth stocks currently trade at their most attractive valuations in more than a decade. We expect the disconnect between predictable, sustainable earnings growth and extremely low valuations to be rectified when earnings growth decelerates into the single-digit range.

John Hancock CLASSIC VALUE FUND By the portfolio management team at Pzena Investment Management, LLC

The John Hancock Classic Value Fund outperformed its benchmark, the Russell 1000 Value Index, which returned 0.52% in the reporting period. The Fund’s disciplined investment strategy -- scouring the most undervalued segment of the 500 largest U.S. stocks, seeking solid businesses trading at low prices relative to normal earnings -- was the key to the portfolio’s outperformance in the reporting period.

“The John Hancock Classic Value Fund outperformed its benchmark, the Russell 1000 Value Index...”

Consumer discretionary and industrial stocks were the best performance contributors during the reporting period. Johnson Controls, Inc., which makes vehicle components and heating/cooling systems for buildings, rallied after reporting better-than-expected profits despite rising commodity costs. Union Pacific Corp. was the best performance contributor in the portfolio as improved operating efficiencies boosted earnings growth for the railroad operator.

3

Sector
distribution[1]

Government --
foreign -- 19%

Financials -- 17%

Consumer
discretionary -- 12%

Health care -- 12%

Information
technology -- 11%

Consumer
staples -- 9%

Industrials -- 5%

Government --
U.S. agency -- 4%

Government --
U.S. -- 3%

Utilities -- 2%

Materials -- 1%

Energy -- 1%

Financial stocks, which make up one of the largest sector weightings in the portfolio, detracted the most from performance for the reporting period relative to the benchmark. Regional bank Comerica, Inc. declined as investors grew concerned about rising customer service costs and declining profit margins. Health care stocks also weighed on performance as pharmaceutical firm Pfizer, Inc. reported disappointing earnings fueled by declining domestic sales.

In the current environment of compressed valuations, we have seen some high-quality companies with world-class franchises drift into the least expensive segment of the market. During the reporting period, we added investment bank JPMorgan Chase & Co. and communications equipment maker Lucent Technologies, Inc.

We believe the portfolio is well positioned going into 2006. The quality upgrades have given the portfolio a stronger financial profile -- better return on equity, less debt to capital -- but with a lower price-to-normalized-earnings ratio.

John Hancock STRATEGIC INCOME FUND
By the portfolio management team
at Sovereign Asset Management LLC

John Hancock Strategic Income Fund posted a small gain during the reporting period that was in line with the performance of the broad bond market. Our stake in non-dollar, un-hedged high-quality foreign government bonds generally aided returns as they beat out high yield and U.S. Treasury securities during the reporting period. Topping that list was our stake in Canadian government bonds, which rallied as interest rates in that country rose less than those in the United States, and the Canadian dollar strengthened.

4

On the flip side, most of the European bond markets we emphasized posted gains in local currency terms, although those gains were diminished when translated into U.S. dollar terms. Fortunately, we hedge approximately two-thirds of our European holdings into U.S. dollars, and they performed well. Our emerging-market government holdings --particularly those from Mexico, Brazil and Colombia -- were among our best-performing holdings.

“For the reporting period from September 16, 2005 through December 31, 2005, both stocks and bonds gained modestly.”
Finally, our decision to emphasize U.S. government agency securities also provided a bit of a boost to performance as their higher yields helped them to outpace comparable-duration Treasury securities. Given our persistent concerns about high valuations, we continued to maintain a relatively small exposure to high-yield corporate bonds.

Heading into 2006, we’re comfortable with our current sector allocation, emphasizing non-dollar denominated foreign government bonds while underweighting U.S. government securities and high yield bonds. Our view is that the ballooning American trade and current-account deficits will return the U.S. dollar back to its long-term cyclical decline. Given that backdrop, we believe that U.S. government bonds presently carry more downside risk than upside reward, so we’re likely to keep our exposure limited. We also believe that U.S. economic growth will be weaker in 2006, not strong enough to provide adequate support for the high valuations of high yield bonds.

This commentary reflects the views of the portfolio management teams through the end of the Fund’s period discussed in this report. The teams’ statements reflect their own opinions. As such, they are in no way guarantees of future events, and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

1 As a percentage of net assets on December 31, 2005, based on the holdings of the underlying Funds.

2 As a percentage of net assets on December 31, 2005.

5

A LOOK AT PERFORMANCE For the period ended December 31, 2005

	Class A	Class B	Class C	Class R1
Inception date	9-16-05	9-16-05	9-16-05	9-16-05

Cumulative total returns with maximum sales charge (POP)
Since inception	–3.65%	–3.74%	0.26%	1.40%

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5.00%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares’ CDSC declines annually between years 1–6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charge is not applicable for Class R shares.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the Fund’s current performance may be higher or lower than the performance shown. For performance data current to the most recent month-end, please call 1-800-225-5291 or visit the Fund’s Web site at www.jhfunds.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Fund’s performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable.

1For certain types of investors as described in the Fund’s Class R share prospectus.

6

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we’ve shown the same investment in four separate indexes.

	Class B1	Class C1	Class R1,2
Period beginning	9-16-05	9-16-05	9-16-05

Without sales charge	$10,126	$10,126	$10,140

With maximum sales charge	9,626	10,026	10,140

Index 1	10,139	10,139	10,139

Index 2	9,808	9,808	9,808

Index 3	9,990	9,990	9,990

Index 4	10,035	10,035	10,035

Assuming all distributions were reinvested for the period indicated, the table above shows the value of a $10,000 investment in the Fund’s Class B, Class C and Class R shares, respectively, as of December 31, 2005. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

Standard & Poor’s 500 Index -- Index 1 -- is an unmanaged index that includes 500 widely traded common stocks.

Citigroup World Government Bond Index -- Index 2 -- is an index of bonds issued by governments in the U.S., Europe and Asia.

Merrill Lynch U.S. High Yield Master II Index -- Index 3 -- is an index composed of U.S. currency high-yield bonds issued by U.S. and non-U.S. issuers.

Merrill Lynch AAA U.S. Treasury/Agency Master Index -- Index 4 -- is an index of fixed-rate U.S. Treasury and agency securities.

It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

1 Index 2 as of September 30, 2005.

2 For certain types of investors as described in the Fund’s Class R share prospectus.

7

YOUR EXPENSES

These examples are intended to help you understand your ongoing operating expenses.

Understanding fund expenses

As a shareholder of the Fund, you incur two types of costs:

* Transaction costs which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.

* Ongoing operating expenses including distribution and service fees (if applicable), and other fund expenses.

In addition to the operating expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the operating expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied operating expenses and transaction costs and the Fund may own different proportions of the underlying funds at different times, the amount of expenses incurred indirectly by the Fund will vary. If these indirect expenses were included, your expenses paid during the period would have been higher.

We are going to present only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about your fund’s actual ongoing operating expenses, and is based on your fund’s actual return. It assumes an account value of $1,000.00 on September 19, 2005, with the same investment held until December 31, 2005.

Account value		Expenses paid
$1,000.00	Ending value	during period
on 9-19-05	on 12-31-05	ended 12-31-05[1]

Class A	$1,014.60	$1.81
Class B	1,012.60	3.81
Class C	1,012.60	3.81
Class R	1,014.00	3.09

8

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at December 31, 2005 by $1,000.00, then multiply it by the “expenses paid” for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Hypothetical example for comparison purposes

This table allows you to compare your fund’s ongoing operating expenses with those of any other fund. It provides an example of the Fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annual return before expenses (which is not your fund’s actual return). It assumes an account value of $1,000.00 on September 19, 2005, with the same investment held until December 31, 2005. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses.

Account value		Expenses paid
$1,000.00	Ending value	during period
on 9-19-05	on 12-31-05	ended 12-31-05[1]

Class A	$1,012.45	$1.81
Class B	1,010.46	3.81
Class C	1,010.46	3.81
Class R	1,011.18	3.09

Remember, these examples do not include any transaction costs, such as sales charges; therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1 Expenses are equal to the Fund’s annualized expense ratio of 0.63%, 1.33%, 1.33% and 1.08% for Class A, Class B, Class C and Class R, respectively, multiplied by the average account value over the period, multiplied by number of days in the inception period/365 or 366 (to reflect the one-half year period).

9

F I N A N C I A L   S TAT E M E N T S

ASSETS AND LIABILITIES

December 31, 2005

This Statement of Assets and Liabilities is the Fund’s balance sheet. It shows the value of what the Fund owns, is due and owes. You’ll also find the net asset value and the maximum offering price per share.

Assets
Investments at value
63,210 shares John Hancock Classic Value Fund
(cost $1,547,670)	$1,560,659
224,242 shares John Hancock Strategic Income Fund
(cost $1,557,263)	1,536,062
52,968 shares John Hancock U.S. Global Leaders
Growth Fund (cost $1,522,067)	1,522,295
Receivable for shares sold	36,157
Receivable from affiliates	19,289
Total assets	4,674,462

Liabilities
Due to custodian	66
Payable for investments purchased	5,350
Payable for shares repurchased	6,406
Payable to affiliates
Distribution and service fees	609
Other	168
Other payables and accrued expenses	13,787
Total liabilities	26,386

Net assets
Capital paid-in	4,644,202
Accumulated net realized gain on investments	11,439
Net unrealized depreciation of investments	(7,984)
Accumulated net investment income	419
Net assets	$4,648,076

Net asset value per share
Based on net asset values and shares outstanding --
the Fund has an unlimited number of shares
authorized with no par value
Class A ($3,022,587 ÷ 301,191 shares)	$10.04
Class B ($618,213 ÷ 61,592 shares)	$10.04
Class C ($905,921 ÷ 90,251 shares)	$10.04
Class R ($101,355 ÷ 10,100 shares)	$10.04

Maximum offering price per share
Class A1 ($10.04 ÷ 95%)	$10.57

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to financial statements. 10

F I N A N C I A L   S TAT E M E N T S

OPERATIONS

For the period ended
December 31, 2005[1]

This Statement
of Operations
summarizes the
Fund’s investment
income earned and
expenses incurred in
operating the Fund.
It also shows net
gains (losses) for the
period stated.

Investment income
Income distributions received from affiliated
underlying funds	$48,956
Total investment income	48,956

Expenses
Class A distribution and service fees	1,113
Class B distribution and service fees	1,034
Class C distribution and service fees	1,311
Class R distribution and service fees	143
Class A, B and C transfer agent fees	1,514
Class R transfer agent fees	142
Registration and filing fees	13,239
Professional fees	12,024
Printing	3,237
Miscellaneous	309
Custodian fees	75
Trustees’ fees	8
Total expenses	34,149
Less expense reductions	(28,385)
Net expenses	5,764
Net investment income	43,192

Realized and unrealized loss
Net realized loss on investments	(626)
Capital gain distributions received from affiliated
underlying funds	12,065
Change in net unrealized depreciation of investments	(7,984)
Net realized and unrealized gain	3,455
Increase in net assets from operations	$46,647

[1] Beginning of operations from 9-19-05 through 12-31-05.

See notes to financial statements.

11

F I N A N C I A L   S TAT E M E N T S

CHANGES IN
NET ASSETS

These Statements
of Changes in Net
Assets show how
the value of the
Fund’s net assets
has changed
since inception
of the Fund. The
difference reflects
earnings less
expenses, any
investment
gains and losses,
distributions, if
any, paid to
shareholders and
the net of Fund
share transactions.

Period
ended
12-31-05[1]

Increase (decrease) in net assets
From operations
Net investment income	$43,192
Net realized gain	11,439
Change in net unrealized depreciation	(7,984)
Increase in net assets resulting from operations	46,647
Distributions to shareholders
From net investment income
Class A	(31,704)
Class B	(5,261)
Class C	(7,603)
Class R	(1,010)
(45,578)
From Fund share transactions	4,647,007

Net assets
End of period[2]	$4,648,076

1 Beginning of operations from 9-19-05 through 12-31-05.
2 Includes accumulated net investment income of $419.

See notes to financial statements.

12

F I N A N C I A L   H I G H L I G H T S

FINANCIAL HIGHLIGHTS
CLASS A SHARES

The Financial Highlights show how the Fund’s net asset value for a share has changed since the commencement of operations of the Fund.

Period ended	12-31-05[1]

Per share operating performance
Net asset value, beginning of period	$10.00
Net investment income[2,3]	0.23
Net realized and unrealized loss on investments	(0.08)
Total from investment operations	0.15
Less distributions
From net investment income	(0.11)
Net asset value, end of period	$10.04
Total return[4] (%)	1.46[5,6]

Ratios and supplemental data
Net assets, end of period (in millions)	$3
Ratio of expenses to average net assets[7] (%)	0.63[8]
Ratio of adjusted expenses to average net assets[7,9] (%)	5.11[8]
Ratio of net investment income to average net assets (%)	8.19[8]
Portfolio turnover (%)	1

See notes to financial statements.

13

F I N A N C I A L   H I G H L I G H T S

CLASS B SHARES

Period ended	12-31-05[1]

Per share operating performance
Net asset value, beginning of period	$10.00
Net investment income[2,3]	0.12
Net realized and unrealized loss on investments	0.01
Total from investment operations	0.13
Less distributions
From net investment income	(0.09)
Net asset value, end of period	$10.04
Total return[4] (%)	1.26[5,6]

Ratios and supplemental data
Net assets, end of period (in millions)	$1
Ratio of expenses to average net assets[7] (%)	1.33[8]
Ratio of adjusted expenses to average net assets[7,9] (%)	5.81[8]
Ratio of net investment income to average net assets (%)	4.43[8]
Portfolio turnover (%)	1

See notes to financial statements.

14

F I N A N C I A L   H I G H L I G H T S

CLASS C SHARES

Period ended	12-31-05[1]

Per share operating performance
Net asset value, beginning of period	$10.00
Net investment income[2,3]	0.16
Net realized and unrealized loss on investments	(0.03)
Total from investment operations	0.13
Less distributions
From net investment income	(0.09)
Net asset value, end of period	$10.04
Total return[4] (%)	1.26[5,6]

Ratios and supplemental data
Net assets, end of period (in millions)	$1
Ratio of expenses to average net assets[7] (%)	1.33[8]
Ratio of adjusted expenses to average net assets[7,9] (%)	5.81[8]
Ratio of net investment income to average net assets (%)	5.76[8]
Portfolio turnover (%)	1

See notes to financial statements.

15

F I N A N C I A L   H I G H L I G H T S

CLASS R SHARES

Period ended	12-31-05[1]

Per share operating performance
Net asset value, beginning of period	$10.00
Net investment income[2,3]	0.07
Net realized and unrealized gain on investments	0.07
Total from investment operations	0.14
Less distributions
From net investment income	(0.10)
Net asset value, end of period	$10.04
Total return[4] (%)	1.40[5,6]

Ratios and supplemental data
Net assets, end of period (in millions)	--[10]
Ratio of expenses to average net assets[7] (%)	1.08[8]
Ratio of adjusted expenses to average net assets[7,9] (%)	5.56[8]
Ratio of net investment income to average net assets (%)	2.32[8]
Portfolio turnover (%)	1

1 Beginning of operations from 9-19-05 through 12-31-05.

2 Based on the average of the shares outstanding.

3 Recognition of net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.

4 Assumes dividend reinvestment and does not reflect the effect of sales charges.

5 Not annualized.

6 Total return would have been lower had certain expenses not been reduced during the period shown.

7 Does not include expenses of the underlying funds in which the Fund invests. The estimated annual expense ratio of the underlying funds was 0.75% .

8 Annualized.

9 Does not take into consideration expense reductions during the period shown.

10 Less than $500,000.

See notes to financial statements.

16

NOTES TO STATEMENTS

Note A Accounting policies

John Hancock Allocation Core Portfolio (the “Fund”) is a diversi-fied series of John Hancock Capital Series, an open-end management investment company registered under the Investment Company Act of 1940. The investment objective of the Fund is to seek long-term growth of capital, with income as a secondary goal.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B, Class C and Class R shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

The Fund operates as a “fund of funds” which invests in shares of mutual funds (“underlying funds”) managed by affiliates of John Hancock Advisers, LLC (the “Adviser”). Each underlying fund’s accounting policies are outlined in the underlying fund’s financial statements, which are available on www.jhfunds.com.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Investments in underlying funds are valued at their respective net asset values each business day. Securities in the underlying funds’ portfolios are valued on the basis of market quotations, valuations provided by independent pricing services or, if quotations are not readily available, or the value has been materially affected by events occurring after the closing of a foreign market, at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments which have a remaining maturity of 60 days or less may be valued at amortized cost, which approximates market value.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net asset value of the respective classes. Distribution and service fees, if any, and transfer agent fees for Class R shares, are calculated daily at the class level based on the appropriate net asset value of each class and the

17

specific expense rate(s) applicable to each class.

Expenses

The majority of expenses are directly identifiable to an individual fund. Expenses that are not readily identifi-able to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative size of the funds. Expenses in the Fund’s Statement of Operations reflect the expenses of the Fund and do not include any indirect expenses related to the underlying funds.

Federal income taxes

The Fund qualifies as a “regulated investment company” by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Dividends, interest
and distributions

Dividend income and capital gain distributions from underlying Funds are recorded on the ex-dividend date. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. During the period ended December 31, 2005 the tax character of distributions paid was as follows: ordinary income $45,578. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class.

As of December 31, 2005, the components of distributable earnings on a tax basis included $419 of undistributed ordinary income and $12,065 of undistributed long-term gain.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

Note B
Management fee and
transactions with
affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract the Fund does not pay a management fee to the Adviser. However, the Fund pays advisory fees to the Adviser indirectly as a shareholder in the underlying funds.

Effective December 31, 2005, the investment management teams of the Adviser were reorganized into Sovereign Asset Management LLC (“Sovereign”), a wholly owned subsidiary of John Hancock Life Insurance Company (“JHLICo”).The Adviser remains the principal advisor on the Fund and Sovereign acts as subadviser under the supervision of the Adviser. The restructuring did not have an impact on the Fund, which continues to be managed using the same investment philosophy and process. The Fund is not responsible for payment of the subadvisory fees.

The Adviser has agreed to limit the Fund’s expenses, excluding distribution and service fees and transfer agent fees, to 0.08% on an annual basis of the Fund’s average daily net asset value,

18

until September 18, 2006. Accordingly, the expense reductions related to this total expense limitation amounted to $28,385 for the period ended December 31, 2005. The Adviser reserves the right to terminate this limitation in the future.

The Fund has Distribution Plans with John Hancock Funds, LLC (“JH Funds”), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C and Class R, pursuant to Rule 12b-1 under the Investment Company Act of 1940, to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes monthly payments to JH Funds at an annual rate not to exceed 0.30% of Class A average daily net asset value, 1.00% of Class B and Class C average daily net asset value and 0.50% of Class R average daily net asset value. A maximum of 0.25% of such payments may be service fees, as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund’s 12b-1 payments could occur under certain circumstances. In addition, under a Service Plan for a Class R shares, the Fund pays up to 0.25% of Class R average daily net asset value for certain other services.

Class A shares are assessed up-front sales charges. During the year ended December 31, 2005, JH Funds received net up-front sales charges of $43,846 with regard to sales of Class A shares. Of this amount, $7,549 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $35,988 was paid as sales commissions to unrelated broker-dealers and $309 was paid as sales commissions to sales personnel of Signator Investors, Inc. (“Signator Investors”), a related broker-dealer. JHLICo is the indirect sole shareholder of Signator Investors.

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge (“CDSC”) at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used, in whole or in part, to defray its expenses for providing distribution-related services to the Fund in connection with the sale of Class B and Class C shares. During the period ended December 31, 2005, CDSCs received by JH Funds amounted to $949 for Class B shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. (“Signature Services”), an indirect subsidiary of JHLICo. For Class A, Class B, Class C and Class R shares, the Fund pays a monthly transfer agent fee based on the number of shareholder accounts and reimbursement for certain out-of-pocket expenses, aggregated and allocated to each class on the basis of its relative net asset value. For Class R shares, the Fund pays a monthly transfer agent fee at an annual rate of 0.05% of Class R shares average daily net asset value. Signature Services has agreed to limit the transfer agent fee on Class A, Class B, Class C and Class R to 0.25% of each class’s average daily net asset value at least until September 18, 2006. Signature Services has also agreed to voluntarily reduce the Fund’s asset-based portion of the transfer agent fee if the total transfer agent fee exceeds the Lipper, Inc. median transfer agency fee for comparable mutual funds by greater than 0.05% . There were no transfer agent fee reductions during the period December 31, 2005. Signature Services reserves the right to terminate these limitations at any time.

19

The Adviser and other subsidiaries of JHLICo owned 10,033 Class A shares, 10,033 Class B shares, 10,033 Class C shares and 10,100 Class R shares of ben-eficial interest of the Fund on December 31, 2005.

Mr. James R. Boyle is Chairman of the Adviser, as well as affiliated Trustee of the Fund, and is compensated by the Adviser and/or its affiliates. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund’s deferred compensation liability are recorded on the Fund’s books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments, as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

Note C
Fund share transactions

This listing illustrates the number of Fund shares sold, reinvested and repurchased during the period, along with the corresponding dollar value.

	Period ended 12-31-05[1]
	Shares	Amount

Class A shares
Sold	301,763	$3,031,991
Distributions reinvested	2,880	29,118
Repurchased	(3,452)	(34,292)
Net increase	301,191	$3,026,817

Class B shares
Sold	64,364	$644,004
Distributions reinvested	460	4,652
Repurchased	(3,232)	(32,815)
Net increase	61,592	$615,841

Class C shares
Sold	89,509	$895,755
Distributions reinvested	748	7,569
Repurchased	(6)	(60)
Net increase	90,251	$903,264

Class R shares
Sold	10,000	$100,075
Distributions reinvested	100	1,010
Net increase	10,100	$101,085

Net increase	463,134	$4,647,007

1 Beginning of operations from 9-19-05 through 12-31-05.

20

Note D Investment transactions

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the period ended December 31, 2005, aggregated $4,655,189 and $27,563, respectively.

The cost of investments owned on December 31, 2005, including short-term investments, for federal income tax purposes, was $4,627,626. Gross unrealized appreciation and depreciation of investments aggregated $12,591 and $21,201, respectively, resulting in net unrealized appreciation of $8,610. The difference between book basis and tax basis net unrealized appreciation of investments is attributable primarily to the tax deferral of losses on certain sales of securities.

Note E Investments in underlying funds

The Fund invests primarily in the underlying funds, which are managed by affili-ates of the Adviser. The Fund does not invest in the underlying funds for the purpose of exercising management or control. At December 31, 2005, the Fund held the following pro-rated share of total outstanding voting securities of the affiliated underlying funds:

NAME	% OF
OF ISSUER	SHARES HELD

John Hancock
Classic Value Fund	0.03%
John Hancock
U.S. Global Leaders
Growth Fund	0.08%
John Hancock
Strategic
Income Fund	0.10%

Note F Reclassification of accounts

During the period ended December 31, 2005, the Fund reclassified amounts to reflect an increase in accumulated net investment income of $2,805 and a decrease in capital paid-in of $2,805. This represents the amounts necessary to report these balances on a tax basis, excluding certain temporary differences, as of December 31, 2005. Additional adjustments may be needed in subsequent reporting periods.These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America, book and tax differences in accounting for non-deductible organizational costs. The calculation of net investment income per share in the Fund’s Financial Highlights excludes these adjustments.

21

AUDITORS’ REPORT Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of John Hancock Allocation Core Portfolio Fund,

In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Allocation Core Portfolio Fund (the “Fund”) at December 31, 2005, the results of its operations, the changes in its net assets and the financial highlights for the period indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and finan-cial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2005 by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP Boston, Massachusetts February 15, 2006

22

TAX INFORMATION Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable period ended December 31, 2005.

With respect to the ordinary dividends paid by the Fund for the fiscal period ended December 31, 2005, 22.58% of the dividends qualify for the corporate dividends-received deduction.

The Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099-DIV for the calendar year 2005.

Shareholders will be mailed a 2005 U.S. Treasury Department Form 1099-DIV in January 2006. This will reflect the total of all distributions that are taxable for calendar year 2005.

23

Board Consideration
of Investment
Advisory Agreement:
John Hancock
Allocation Core
Portfolio

Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”) requires the Board of Trustees (the “Board”) of John Hancock Capital Series (the “Trust”), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreement and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), initially to review and approve the investment advisory agreement (the “Advisory Agreement”) with John Hancock Advisers, LLC (the “Adviser”) for the John Hancock Allocation Core Portfolio (the “Fund”).

At a meeting held on June 7, 2005, the Board, including the Independent Trustees, considered the factors and reached the conclusions described below relating to the selection of the Adviser and the approval of the Advisory Agreement. During such meeting, the Board’s Contracts/Operations Committee and the Independent Trustees also met in executive sessions with their independent legal counsel. In evaluating the Advisory Agreement, the Board, including the Contracts/Operations Committee and the Independent Trustees, reviewed a broad range of information requested for this purpose by the Independent Trustees, including but not limited to, the advisory and other fees incurred by, and the expense ratios of, a group of comparable funds selected by the Adviser and the proposed fee and estimated expense ratio of the Fund. The Independent Trustees also considered information that was provided in connection with the Board’s annual review of the advisory agreement for other funds managed by the Adviser including (i) the Adviser’s financial results and condition, (ii) the background and experience of senior management and investment professionals, (iii) the nature, cost and character of advisory and non-investment management services provided by the Adviser and its affiliates to other series of the Trust and (iv) the Adviser’s record of compliance with applicable laws and regulations, with the Fund’s investment policies and restrictions, and with the Fund’s Code of Ethics and the structure and responsibilities of the Adviser’s compliance department.

Nature, extent and quality
of services

The Board considered the ability of the Adviser, based on its resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. The Board further considered the compliance programs and compliance records of the Adviser. In addition, the Board took into account the administrative services to be provided to the Fund by the Adviser and its affiliates.

Based on the above factors, together with those referenced below, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser were sufficient to support approval of the Advisory Agreement.

Investment advisory fee
rates and expenses

The Adviser does not charge an advisory fee to the Fund for investment advisory services, but the Fund pays a pro rata share of the advisory fees charged by the funds in which it invests (the “Underlying Funds”). Separately, the Board considered the advisory fees paid by the Underlying Funds to the Adviser and determined that such arrangements were in the best interests of the Underlying Funds and their shareholders. The Board concluded that in light of the absence of an advisory fee paid by the Fund and its determination regarding the reasonableness of the

24

advisory fees borne by the Underlying Funds, the overall arrangements with respect to the advisory fees paid indirectly by the Fund were reasonable in relation to the services to be provided.

The Board received and considered information regarding the Fund’s estimated total operating expense ratio and its various components, including contractual advisory fees, actual advisory fees, non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees. The Board also considered comparisons of these expenses to the expense information for the similar funds selected by the Adviser. The Board noted that the total operating expense ratio of the Fund, after expense limitations that will be in effect for the initial term of the Advisory Agreement, was projected to be lower than that of the peer group of funds. Based on the above-referenced considerations and other factors, the Board concluded that the Fund’s projected overall expense ratio supported the approval of the Advisory Agreement.

Information about
services to other clients

The Board also received information about the nature, extent and quality of services and fee rates offered by the Adviser to its other clients, including other registered investment companies, institutional investors and separate accounts. The Board concluded that the Advisory Agreement Rate was not unreasonable, taking into account fee rates offered to others by the Adviser and giving effect to differences in services covered by such fee rates.

Other benefits to
the Adviser

The Board received information regarding potential “fall-out” or ancillary bene-fits received by the Adviser and its affiliates as a result of the Adviser’s relationship with the Fund. Since the Fund uses a fund-of-fund structure, the principal fall out benefit was the increase in assets under management in the Underlying Funds and the fees the Adviser received from managing the Underlying Funds. Such benefits could also include, among others, benefits directly attributable to the relationship of the Adviser with the Fund and benefits potentially derived from an increase in the business of the Adviser as a result of its relationship with the Fund (such as the ability to market to shareholders other financial products offered by the Adviser and its affiliates).

The Board also considered the effectiveness of the Adviser’s and the Fund’s policies and procedures for complying with the requirements of the federal securities laws.

Factors not considered
relevant at this time

In light of the fact that the Fund has not yet commenced normal operations, the Board noted that certain factors, such as investment performance, economies of scale and profitability, that will be relevant when the Board considers continuing the Advisory Agreement, are not germane to its initial approval.

Other factors and
broader review

The Board regularly reviews and assesses the quality of the services that the other funds managed by the Adviser receive throughout the year. In this regard, the Board reviews reports of the Adviser at least quarterly, which include, among other things, a detailed portfolio review, detailed fund performance reports and compliance reports. In addition, the Board meets with portfolio managers and senior investment officers at various times throughout the year.

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the Advisory Agreement for the Fund was in the best interest of the Fund and its shareholders. Accordingly, the Board unanimously approved the Advisory Agreement.

25

Subsequent appointment of Sovereign Asset Management LLC as sub-adviser to an Underlying Fund

At a meeting held on December 6, 2005, the Board reviewed a sub-advisory agreement among one of the Underlying Funds (John Hancock Strategic Income Fund), the Adviser and Sovereign Asset Management LLC (the “Underlying Fund Sub-Adviser”). At that meeting, the Adviser proposed, and the Board accepted, a reorganization of the Adviser’s operations and the transfer to the Sub-Adviser of all of the Adviser’s investment personnel. As a result of this restructuring, the Adviser remains the principal adviser to the Fund and each of the Underlying Funds and the Sub-Adviser acts as sub-adviser only with respect to one of the Underlying Funds. In evaluating the sub-advisory agreement for the Underlying Fund, the Board relied upon the reviews that it conducted at its May and June 2005 meetings, the Board’s familiarity with the operations and personnel transferred to the Underlying Fund Sub-Adviser and representations by the Adviser that the reorganization would not result in a change in the quality of services provided or the personnel responsible for the day-to-day management of the Underlying Funds.

The Board also reviewed an analysis of the fee paid by the Adviser to the Underlying Fund Sub-Adviser relative to sub-advisory fees paid by the Adviser and its affiliates to third party sub-advisers and fees paid by a peer group of unaffiliated investment companies. After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the sub-advisory agreement for the Underlying Fund was in the best interest of the Underlying Fund and its shareholders.

26

TRUSTEES & OFFICERS

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

Independent Trustees
Name, age		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

Ronald R. Dion, Born: 1946	2005	53
Independent Chairman (since 2005); Chairman and Chief Executive Officer,
R.M. Bradley & Co., Inc.; Director, The New England Council and Massachusetts
Roundtable; Trustee, North Shore Medical Center; Director, Boston Stock
Exchange; Director, BJ’s Wholesale Club, Inc. and a corporator of the Eastern
Bank; Trustee, Emmanuel College; Director, Boston Municipal Research Bureau;
Member of the Advisory Board, Carroll Graduate School of Management at
Boston College.

James F. Carlin, Born: 1940	2005	53
Director and Treasurer, Alpha Analytical Inc. (analytical laboratory) (since 1985);
Part Owner and Treasurer, Lawrence Carlin Insurance Agency, Inc. (since 1995);
Part Owner and Vice President, Mone Lawrence Carlin Insurance Agency, Inc.
(since 1996); Director and Treasurer, Rizzo Associates (engineering) (until 2000);
Chairman and CEO, Carlin Consolidated, Inc. (management/investments) (since
1987); Director and Partner, Proctor Carlin & Co., Inc. (until 1999); Trustee,
Massachusetts Health and Education Tax Exempt Trust (since 1993); Director of the following: Uno Restaurant Corp. (until 2001), Arbella Mutual (insurance)
(until 2000), HealthPlan Services, Inc. (until 1999), Flagship Healthcare, Inc. (until
1999), Carlin Insurance Agency, Inc. (until 1999); Chairman, Massachusetts
Board of Higher Education (until 1999).

Richard P. Chapman, Jr.,[2] Born: 1935	2005	53
President and Chief Executive Officer, Brookline Bancorp Inc. (lending)
(since 1972); Director, Lumber Insurance Co. (insurance) (until 2000);
Chairman and Director, Northeast Retirement Services, Inc. (retirement administration) (since 1998).

William H. Cunningham, Born: 1944	2005	143
Former Chancellor, University of Texas System and former President of the
University of Texas, Austin, Texas; Chairman and CEO, IBT Technologies (until
2001); Director of the following: Hire.com (until 2004), STC Broadcasting, Inc.
and Sunrise Television Corp. (until 2001), Symtx, Inc. (electronic manufacturing)
(since 2001), Adorno/Rogers Technology, Inc. (until 2004), Pinnacle Foods
Corporation (until 2003), rateGenius (until 2003), Jefferson-Pilot Corporation
(diversified life insurance company), New Century Equity Holdings (formerly

27

Independent Trustees (continued)
Name, age		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

William H. Cunningham, Born: 1944 (continued)	2005	143
Billing Concepts) (until 2001), eCertain (until 2001), ClassMap.com (until
2001), Agile Ventures (until 2001), AskRed.com (until 2001), Southwest Airlines,
Introgen and Viasystems, Group, Inc. (electronic manufacturer) (until 2003);
Advisory Director, Interactive Bridge, Inc. (college fundraising) (until 2001);
Advisory Director, Q Investments (until 2003); Advisory Director, JP Morgan
Chase Bank (formerly Texas Commerce Bank – Austin), LIN Television (since
2002), WilTel Communications (until 2003) and Hayes Lemmerz International,
Inc. (diversified automotive parts supply company) (since 2003).

Charles L. Ladner,[2] Born: 1938	2005	143
Chairman and Trustee, Dunwoody Village, Inc. (retirement services) (until 2003);
Senior Vice President and Chief Financial Officer, UGI Corporation (public utility holding company) (retired 1998); Vice President and Director for AmeriGas, Inc.
(retired 1998); Director of AmeriGas Partners, L.P. (until 1997) (gas distribution);
Director, EnergyNorth, Inc. (until 1995); Director, Parks and History Association
(since 2001).

John A. Moore,[2] Born: 1939	2005	53
President and Chief Executive Officer, Institute for Evaluating Health Risks,
(nonprofit institution) (until 2001); Chief Scientist, Sciences International (health research) (until 2003); Principal, Hollyhouse (consulting) (since 2000); Director,
CIIT (nonprofit research) (since 2002).

Patti McGill Peterson,[2] Born: 1943	2005	53
Executive Director, Council for International Exchange of Scholars and Vice
President, Institute of International Education (since 1998); Senior Fellow, Cornell
Institute of Public Affairs, Cornell University (until 1998); Former President of
Wells College and St. Lawrence University; Director, Niagara Mohawk Power
Corporation (until 2003); Director, Ford Foundation, International Fellowships
Program (since 2002); Director, Lois Roth Endowment (since 2002); Director,
Council for International Educational Exchange (since 2003).

Steven R. Pruchansky, Born: 1944	2005	53
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc.
(since 2000); Director and President, Greenscapes of Southwest Florida, Inc.
(until 2000); Managing Director, JonJames, LLC (real estate) (since 2001);
Director, First Signature Bank & Trust Company (until 1991); Director, Mast
Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991).

28

Non-Independent Trustee[3]
Name, age		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

James R. Boyle, Born: 1959	2005	184
President, John Hancock Annuities; Executive Vice President, John Hancock
Life Insurance Company (since June, 2004); Chairman and Director, John
Hancock Advisers, LLC (the “Adviser”); John Hancock Funds, LLC (“John
Hancock Funds”) and The Berkeley Financial Group, LLC (“The Berkeley
Group”) (holding company) (since 2005); President, U.S. Annuities; Senior
Vice President, The Manufacturers Life Insurance Company (U.S.A.) (prior to 2004).

Principal officers who are not Trustees
Name, age
Position(s) held with Fund		Officer
Principal occupation(s) and		of Fund
directorships during past 5 years		since

Keith F. Hartstein, Born: 1956		2005
President and Chief Executive Officer
Senior Vice President, Manulife Financial Corporation (since 2004); Director,
President and Chief Executive Officer, the Adviser and The Berkeley Group;
Director, President and Chief Executive Officer, John Hancock Funds; Director,
President and Chief Executive Officer, Sovereign Asset Management LLC
(“Sovereign”); Director, John Hancock Signature Services, Inc.; President, John
Hancock Trust; Chairman and President, NM Capital Management, Inc. (NM
Capital) (since 2005); Chairman, Investment Company Institute Sales Force
Marketing Committee (since 2003); Executive Vice President, John Hancock
Funds (until 2005).

William H. King, Born: 1952		2005
Vice President and Treasurer
Vice President and Assistant Treasurer, the Adviser; Vice President and Treasurer
of each of the John Hancock funds advised by the Adviser; Assistant Treasurer of each of the John Hancock funds (until 2001).

Francis V. Knox, Jr., Born: 1947		2005
Vice President and Chief Compliance Officer
Vice President and Chief Compliance Officer for John Hancock Investment
Company, John Hancock Life Insurance Company (U.S.A.), John Hancock Life
Insurance Company and John Hancock Funds (since 2005); Vice President and
Assistant Treasurer, Fidelity Group of Funds (until 2004); Vice President and
Ethics & Compliance Officer, Fidelity Investments (until 2001).

John G. Vrysen, Born: 1955		2005
Executive Vice President and Chief Financial Officer; Director, the Adviser,
The Berkeley Group and John Hancock Funds.
Executive Vice President and Chief Financial Officer, the Adviser, Sovereign,
The Berkeley Group and John Hancock Funds (since 2005); Vice President and
General Manager, Fixed Annuities, U.S. Wealth Management (until 2005); Vice
President, Operations, Manulife Wood Logan (July 2000 thru September 2004).

29

Notes to Trustees and Officers pages

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available, without charge, upon request, by calling 1-800-225-5291.

1 Each Trustee serves until resignation, retirement age or until his or her successor is elected.

2 Member of Audit Committee.

3 Non-independent Trustees hold positions with the Fund’s investment adviser, underwriter and certain other affiliates.

30

OUR FAMILY OF FUNDS

Equity	Balanced Fund
Classic Value Fund
Core Equity Fund
Focused Equity Fund
Greater China Opportunities Fund
Growth Trends Fund
International Fund
Large Cap Equity Fund
Large Cap Select Fund
Mid Cap Equity Fund
Mid Cap Growth Fund
Multi Cap Growth Fund
Small Cap Fund
Small Cap Equity Fund
Small Cap Growth Fund
Small Cap Intrinsic Value Fund
Sovereign Investors Fund
U.S. Global Leaders Growth Fund

Asset Allocation and	Allocation Growth + Value Portfolio
Lifestyle Portfolios	Allocation Core Portfolio
Lifestyle Aggressive Portfolio
Lifestyle Growth Portfolio
Lifestyle Balanced Portfolio
Lifestyle Moderate Portfolio
Lifestyle Conservative Portfolio

Sector	Financial Industries Fund
Health Sciences Fund
Real Estate Fund
Regional Bank Fund
Technology Fund
Technology Leaders Fund

Income	Bond Fund
Government Income Fund
High Yield Fund
Investment Grade Bond Fund
Strategic Income Fund

Tax-Free Income	California Tax-Free Income Fund
High Yield Municipal Bond Fund
Massachusetts Tax-Free Income Fund
New York Tax-Free Income Fund
Tax-Free Bond Fund

Money Market	Money Market Fund
U.S. Government Cash Reserve

For more complete information on any John Hancock Fund and a prospectus, which includes charges and expenses, call your financial professional, or John Hancock Funds at 1-800-225-5291. Please read the prospectus carefully before investing or sending money.

31

ELECTRONIC DELIVERY Now available from John Hancock Funds

Instead of sending annual and semiannual reports and prospectuses through the U.S. mail, we’ll notify you by e-mail when these documents are available for online viewing.

How does electronic delivery benefit you?

* No more waiting for the mail to arrive; you’ll receive an
e-mail notification as soon as the document is ready for
online viewing.

* Reduces the amount of paper mail you receive from
John Hancock Funds.

* Reduces costs associated with printing and mailing.

Sign up for electronic delivery today at www.jhfunds.com/edelivery

32

For more information

The Fund’s proxy voting policies, procedures and records are available without charge, upon request:

By phone	On the Fund’s Web site	On the SEC’s Web site
1-800-225-5291	www.jhfunds.com/proxy	www.sec.gov

Investment adviser	Custodian	Legal counsel
John Hancock Advisers, LLC	The Bank of New York	Wilmer Cutler Pickering
601 Congress Street	One Wall Street	Hale and Dorr LLP
Boston, MA 02210-2805	New York, NY 10286	60 State Street
Boston, MA 02109-1803
Principal distributor	Transfer agent
John Hancock Funds, LLC	John Hancock Signature	Independent registered
601 Congress Street	Services, Inc.	public accounting firm
Boston, MA 02210-2805	1 John Hancock Way,	PricewaterhouseCoopers LLP
	Suite 1000	125 High Street
	Boston, MA 02217-1000	Boston, MA 02110

The Fund’s investment objective, risks, charges and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, call your financial professional, call John Hancock Funds at 1-800-225-5291, or visit the Fund’s Web site at www.jhfunds.com. Please read the prospectus carefully before investing or sending money.

How to contact us

Internet	www.jhfunds.com

Mail	Regular mail:	Express mail:
	John Hancock	John Hancock
	Signature Services, Inc.	Signature Services, Inc.
	1 John Hancock Way, Suite 1000	Mutual Fund Image Operations
	Boston, MA 02217-1000	380 Stuart Street
Boston, MA 02116

Phone	Customer service representatives	1-800-225-5291
	24-hour automated information	1-800-338-8080
	TDD line	1-800-554-6713

A listing of month-end portfolio holdings is available on our Web site, www.jhfunds.com. A more detailed portfolio holdings summary is available on a quarterly basis 60 days after the fiscal quarter on our Web site or upon request by calling 1-800-225-5291, or on the Securities and Exchange Commission’s Web site, www.sec.gov.

33

1-800-225-5291 1-800-554-6713 (TDD) 1-800-338-8080 EASI-Line www.jhfunds. com

Now available: electronic delivery www.jhfunds. com/edelivery

This report is for the information of the shareholders of John Hancock Allocation Core Portfolio.

9400A 12/05 2/06

JOHN HANCOCK

Allocation Growth + Value Portfolio

12.31.2005 Annual Report

John Hancock

JOHN HANCOCK FUNDS

Your fund at a glance

Managers’ report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Your expenses
page 8

Financial statements
page 10

Trustees & officers
page 26

For more information
page 33

To Our Shareholders,

The mutual fund industry has seen enormous growth over the last several decades. A good half of all American households are now invested in at least one mutual fund and the industry has grown to more than $8 trillion invested in some 7,000–8,000 mutual funds. With this growth, investors and their financial professionals have had access to an increasing array of investment choices -- and greater challenges as they try to find the best-performing funds to fit their investment objectives.

Morningstar, Inc., a major independent analyst of the mutual fund industry, has provided investors and their advisors with an important evaluation tool since 1985, when it launched its “star” rating. Based on certain measurements, the Morningstar Rating for funds reflects each fund’s risk-adjusted return compared to a peer group, designating the results with a certain number of stars, from five stars for the best down to one star. The star ranking system has become the gold standard, with 4- and 5-star funds accounting for the bulk of fund sales.

As good, and important, as this ranking measurement has been, we have long taken issue with part of the process that adjusts performance on broker-sold Class A shares for “loads” -- or up-front commissions. We have argued that this often does not accurately reflect an A share investor’s experience, since they increasingly are purchasing A shares in retirement plans and fee-based platforms that waive the up-front fee.

We are pleased to report that Morningstar has acknowledged this trend and has added a new rating for Class A shares on a no-load basis, called the “Load-Waived A Share” rating, that captures the experience of an investor who is not paying a front-end load. This new rating will better assist our plan sponsors, 401(k) plan participants and clients of financial professionals who invest via fee-based platforms or commit to invest more than a certain dollar amount, in evaluating their choice of mutual funds.

Since being implemented in early December 2005, the impact on our funds has been terrific. Under the new load-waived rating, 11 of our 32 open-end retail mutual funds increased their ratings to either a 4- or 5-star rank. In total, 12 of our funds now have 4- or 5-star rankings on their load-waived A shares, as of December 31, 2005.

We commend Morningstar for its move and urge our shareholders to consider this another tool at your disposal as you and your financial professional are evaluating investment choices.

Sincerely,

Keith F. Hartstein, President and Chief Executive Officer

This commentary reflects the CEO’s views as of December 31, 2005. They are subject to change at any time.

YOUR FUND
AT A GLANCE

The Fund seeks
long-term growth of
capital by investing
all of its assets in
two other funds
advised by John
Hancock Advisers,
LLC. Approximately
one half of the
Fund’s assets will be
invested in each of:
John Hancock U.S.
Global Leaders
Growth Fund, which
seeks long-term
growth of capital;
and John Hancock
Classic Value, which
seeks long-term
growth of capital.

Over the last three months

*  Stocks posted modestly positive results as unexpectedly strong earnings and economic growth overcame record-high energy prices.

* The Fund outperformed the S&P 500 Index as both underlying funds produced solid gains.

* Consumer discretionary stocks provided a lift to both underlying funds, while the financial sector generally detracted from results.

Total returns for the Fund are at net asset value with all distributions reinvested. These returns do not reflect the deduction of the maximum sales charge, which would reduce the performance shown above.

Top holdings – underlying funds
U.S. Global
Leaders Growth Fund		Classic Value Fund
6.5%	Staples, Inc.	4.5%	Freddie Mac
5.9%	Dell, Inc.	3.8%	XL Capital Ltd. (Class A)
5.5%	Amgen, Inc.	3.8%	TJX Cos., Inc. (The)
5.4%	Microsoft Corp.	3.8%	Torchmark Corp.
5.2%	Medtronic, Inc.	3.6%	Citigroup, Inc.

As a percentage of each fund’s net assets on December 31, 2005.

1

MANAGERS’ REPORT

JOHN HANCOCK Allocation Growth + Value Portfolio

For the reporting period from the Fund’s inception on September 16, 2005 through December 31, 2005 (“the reporting period”), the U.S. stock market gained modestly. After struggling initially with a catastrophic hurricane season and surging oil prices, stocks recovered as corporate earnings and economic growth exceeded expectations. For the reporting period, John Hancock Allocation Growth + Value Portfolio’s Class A, Class B, Class C and Class R shares posted total returns of 3.13%, 2.93%, 2.93% and 3.01%, respectively, at net asset value. Each of the Fund’s underlying components -- an approximate 50/50 split between John Hancock U.S. Global Leaders Growth Fund and John Hancock Classic Value Fund -- outperformed the returns of their respective benchmark indexes during the reporting period.

U.S. GLOBAL LEADERS GROWTH FUND By the Portfolio
Management Team at Sustainable Growth Advisers, LP

The John Hancock U.S. Global Leaders Growth Fund outpaced the 1.39% return of the Standard & Poor’s 500 Index in the reporting period, as large-cap and growth-oriented stocks performed well. In addition, gains were broadly distributed across a variety of market sectors rather than driven by a narrow segment of the market, as they had been earlier in 2005.

“For the reporting period from the Fund’s inception on September 16, 2005 through December 31, 2005... the U.S. stock market gained modestly.”

Within the portfolio, consumer discretionary stocks were the top contributors to performance in the reporting period, led by retailers Starbucks Corp. and Staples, Inc. Starbucks, the world’s largest purveyor of coffee, continued to post remarkable same-store sales growth despite some very difficult prior-year comparisons. In addition, new lunch menus are generating higher traffic and better sales during the lunch hour. Office supply chain Staples, the portfolio’s largest holding at the end of the reporting period, continued to execute its business strategy better than its competitors, dominating an

2

extremely fragmented industry through greater operating efficiencies and a superior delivery system.

The top performance contributor in the portfolio was Teva Pharmaceutical Industries Ltd., which surged by 30% during the reporting period. Teva is at the crossroads of a powerful health care trend -- the shift from branded to generic drugs -- and as the world’s leading generic drug maker, Teva is well positioned to benefit from this trend.

The only sector of the portfolio to decline in the reporting period was information technology. Electronics manufacturer Dell, Inc. was the most significant detractor from portfolio performance. Dell warned of lower revenues and earnings, and the company faces an increasingly challenging environment where many of its competitors are less vulnerable than in the past. However, Dell remains the market leader and is attractively valued given its inherent cost advantage over its competition. Video game maker Electronic Arts, Inc. also fell during the period. EA should see strong demand for its products when the next generation of game consoles hits the market in early 2006. In the meantime, though, investors focused on the company’s current slowdown in earnings growth.

Our investment strategy involves buying good businesses and then exercising patience, holding them for a period of years. Consequently, we make few changes to the portfolio. During the reporting period, we did not add any new companies to the portfolio, but we eliminated one holding -- natural foods retailer Whole Foods Market, Inc. After a period of very strong performance, we felt the price risk of the stock was too high, so we sold our entire position.

“The U.S. Global Leaders Growth Fund outpaced the Standard & Poor’s 500 as large-cap and growth-oriented stocks performed well.”

The high-quality companies in the portfolio enjoyed their eleventh consecutive year of double-digit earnings growth in 2005. Nonetheless, high-quality, large-cap growth stocks currently trade at their most attractive valuations in more than a decade. We expect the disconnect between predictable, sustainable earnings growth and extremely low valuations to be rectified when earnings growth decelerates into the single-digit range. It’s only a matter of time.

3

Sector
distribution[2]

Financials -- 22%

Health care -- 17%

Information
technology -- 16%

Consumer
discretionary -- 16%

Consumer
staples -- 14%

Industrials -- 7%

Utilities -- 2%

Energy -- 1%

CLASSIC VALUE FUND By the Portfolio Management Team at Pzena Investment Management, LLC

The John Hancock Classic Value Fund outperformed its benchmark, the Russell 1000 Value Index, which returned 0.52% during the reporting period. The Classic Value Fund’s disciplined investment strategy -- scouring the most undervalued segment of the 500 largest U.S. stocks, seeking solid businesses trading at low prices relative to normal earnings -- was the key to the portfolio’s outperformance.

Consumer discretionary stocks were among the best performance contributors during the period. Johnson Controls, which makes vehicle components and heating/cooling systems for buildings, rallied after reporting better-than-expected profits despite rising commodity costs. TJX Cos., Inc., parent company of apparel retailers TJ Maxx and Marshalls, gained amid strong same-store sales in the final quarter of the year.

Both of the portfolio’s industrial holdings also fared well. Union Pacific Corp. was the best performance contributor in the portfolio, as improved operating efficiencies boosted earnings growth for the railroad operator. Despite weakness at many U.S. airlines, Boeing Co. enjoyed a record year for new airplane orders in 2005, driven by increased flight traffic in Europe and Asia. The company also took market share from its main rival, Airbus.

The portfolio’s largest sector weighting is in financial stocks. This sector detracted the most from performance relative to the benchmark. Regional bank Comerica, Inc. declined as investors grew concerned about rising customer service costs and declining profit margins. Property and casualty insurer XL Capital Ltd. posted a larger-than-expected loss after being hit hard by Hurricane Katrina.

4

Health care stocks also weighed on portfolio performance, primarily the portfolio’s big pharmaceutical stocks -- Pfizer, Inc. and Bristol-Myers Squibb Co. Both companies reported disappointing earnings fueled by declining sales in the U.S. and a loss of patent protection for a growing number of medications.

Stocks that usually come across our radar screen as potential investments tend to be companies that have fallen on hard times, with temporarily depressed profitability and an accompanying decline in their share prices. However, in the current environment of compressed valuations, we have seen a number of high-quality companies with world-class franchises drift into the least expensive segment of the market. As a result, we were able to add software behemoth Microsoft Corp., as well as Pfizer and TJX, to the portfolio earlier in 2005. During the reporting period, we added investment bank JPMorgan Chase & Co. and communications equipment maker Lucent Technologies, Inc.

“The Classic Value Fund’s disciplined investment strategy...was the key to the portfolio’s outperformance.”

We believe the portfolio is well positioned going into 2006. The quality upgrades have given the portfolio a stronger financial profile -- better return on equity, less debt to capital -- but with a lower price-to-normalized-earnings ratio. Although stock market valuations remain compressed, we continue to find pockets of opportunity.

This commentary reflects the views of the portfolio managers through the end of the Fund’s period discussed in this report. The managers’ statements reflect their own opinions. As such, they are in no way guarantees of future events, and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

1 As a percentage of net assets on December 31, 2005.

2 As a percentage of net assets on December 31, 2005 based on the holdings of the underlying funds.

5

A LOOK AT PERFORMANCE For the period ended December 31, 2005

	Class A	Class B	Class C	Class R1
Inception date	9-16-05	9-16-05	9-16-05	9-16-05

Cumulative total returns with maximum sales charge (POP)
Since inception	–2.06%	–2.07%	1.93%	3.01%

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5.00%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares’ CDSC declines annually between years 1–6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charge is not applicable for Class R shares.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the Fund’s current performance may be higher or lower than the performance shown. For performance data current to the most recent month-end, please call 1-800-225-5291 or visit the Fund’s Web site at www.jhfunds.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Fund’s performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable.

1For certain types of investors as described in the Fund’s Class R share prospectus.

6

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we’ve shown the same investment in the Standard & Poor’s 500 Index.

	Class B	Class C	Class R1
Period beginning	9-16-05	9-16-05	9-16-05

Without sales charge	$10,293	$10,293	$10,301

With maximum sales charge	9,793	10,193	10,301

Index	10,139	10,139	10,139

Assuming all distributions were reinvested for the period indicated, the table above shows the value of a $10,000 investment in the Fund’s Class B, Class C and Class R shares, respectively, as of December 31, 2005. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

Standard & Poor’s 500 Index is an unmanaged index that includes 500 widely traded common stocks.

It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

1 For certain types of investors as described in the Fund’s Class R share prospectus.

7

YOUR EXPENSES

These examples are intended to help you understand your ongoing operating expenses.

Understanding fund expenses

As a shareholder of the Fund, you incur two types of costs:

* Transaction costs which include sales charges (loads) on
purchases or redemptions (varies by share class), minimum
account fee charge, etc.

* Ongoing operating expenses including distribution and service fees (if applicable) and other fund expenses.

In addition to the operating expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the operating expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied operating expenses and transaction costs and the Fund may own different proportions of the underlying funds at different times, the amount of expenses incurred indirectly by the Fund will vary. If these indirect expenses were included, your expenses paid during the period would have been higher.

We are going to present only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about your fund’s actual ongoing operating expenses, and is based on your fund’s actual return. It assumes an account value of $1,000.00 on September 19, 2005, with the same investment held until December 31, 2005.

Account value		Expenses paid
$1,000.00	Ending value	during period
on 9-19-05	on 12-31-05	ended 12-31-05[1]

Class A	$1,031.30	$1.91
Class B	1,029.30	3.63
Class C	1,029.30	3.87
Class R	1,030.10	3.12

8

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at December 31, 2005 by $1,000.00, then multiply it by the “expenses paid” for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Hypothetical example for comparison purposes

This table allows you to compare your fund’s ongoing operating expenses with those of any other fund. It provides an example of the Fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annual return before expenses (which is not your fund’s actual return). It assumes an account value of $1,000.00 on September 19, 2005, with the same investment held until December 31, 2005. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses.

Account value		Expenses paid
$1,000.00	Ending value	during period
on 9-19-05	on 12-31-05	ended 12-31-05[1]

Class A	$1,012.37	$1.89
Class B	1,010.67	3.59
Class C	1,010.43	3.84
Class R	1,011.18	3.09

Remember, these examples do not include any transaction costs, such as sales charges; therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1 Expenses are equal to the Fund’s annualized expense ratio of 0.66%, 1.25%, 1.34% and 1.08% for Class A, Class B, Class C and Class R, respectively, multiplied by the average account value over the period, multiplied by number of days in the inception period/365 or 366 (to reflect the one-half year period).

9

F I N A N C I A L   S TAT E M E N T S

ASSETS AND LIABILITIES

December 31, 2005

This Statement of Assets and Liabilities is the Fund’s balance sheet. It shows the value of what the Fund owns, is due and owes. You’ll also find the net asset value and the maximum offering price per share.

Assets
Investments at value
56,573 shares John Hancock Classic Value Fund
(cost $1,390,661)	$1,396,783
47,316 shares John Hancock U.S. Global Leaders
Growth Fund (cost $1,364,212)	1,359,859
Cash	66
Receivable for shares sold	31,823
Receivables from affiliates	24,976
Total assets	2,813,507

Liabilities
Payable for investments purchased	96
Payable to affiliates
Distribution and service fees	438
Other	56
Other payables and accrued expenses	20,739
Total liabilities	21,329

Net assets
Capital paid-in	2,778,181
Accumulated net realized gain on investments	12,228
Net unrealized appreciation of investments	1,769
Net assets	$2,792,178

Net asset value per share
Based on net asset values and shares outstanding --
the Fund has an unlimited number of shares
authorized with no par value
Class A ($1,534,364 ÷ 149,581 shares)	$10.26
Class B ($489,157 ÷ 47,653 shares)	$10.26
Class C ($665,655 ÷ 64,867 shares)	$10.26
Class R ($103,002 ÷ 10,040 shares)	$10.26

Maximum offering price per share
Class A1 ($10.26 ÷ 95%)	$10.80

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to financial statements.

10

F I N A N C I A L   S TAT E M E N T S

OPERATIONS

For the period ended December 31, 20051

This Statement of Operations summarizes the Fund’s investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Investment income
Income distributions received from affiliated underlying funds	$14,081
Total investment income	14,081

Expenses
Class A distribution and service fees	$584
Class B distribution and service fees	872
Class C distribution and service fees	994
Class R distribution and service fees	144
Class A, B and C transfer agent fees	953
Class R transfer agent fees	144
Registration and filing fees	20,000
Professional fees	12,016
Printing	3,338
Miscellaneous	439
Custodian fees	150
Trustees’ fees	26
Total expenses	39,660
Less expense reductions	(35,639)
Net expenses	4,021
Net investment income	10,060

Realized and unrealized gain (loss)
Net realized loss on investments	(86)
Capital gain distributions received from affiliated underlying funds	12,349

Change in net unrealized appreciation of investments	1,769
Net realized and unrealized gain	14,032
Increase in net assets from operations	$24,092

[1] Beginning of operations from 9-19-05 through 12-31-05.

See notes to financial statements.

11

F I N A N C I A L   S TAT E M E N T S

CHANGES IN NET ASSETS

These Statements of Changes in Net Assets show how the value of the Fund’s net assets has changed since the inception of the Fund. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of Fund share transactions.

Period
ended
12-31-05[1]

Increase (decrease) in net assets
From operations
Net investment income	$10,060
Net realized gain	12,263
Change in net unrealized appreciation	1,769
Increase in net assets resulting
from operations	24,092
Distributions to shareholders
From net investment income
Class A	(7,989)
Class B	(1,562)
Class C	(2,179)
Class R	(412)
(12,142)
From Fund share transactions	2,780,228

Net assets
End of period	$2,792,178

1 Beginning of operations from 9-19-05 through 12-31-05.

See notes to financial statements.

12

F I N A N C I A L   H I G H L I G H T S

FINANCIAL HIGHLIGHTS

CLASS A SHARES

The Financial Highlights show how the Fund’s net asset value for a share has changed since the commencement of operations of the Fund.

Period ended	12-31-05[1]

Per share operating performance
Net asset value,
beginning of period	$10.00
Net investment income[2,3]	0.11
Net realized and unrealized
gain on investments	0.20
Total from
investment operations	0.31
Less distributions
From net investment income	(0.05)
Net asset value, end of period	$10.26
Total return[4] (%)	3.13[5,6]

Ratios and supplemental data
Net assets, end of period
(in millions)	$2
Ratio of expenses
to average net assets[7] (%)	0.63[8]
Ratio of adjusted expenses
to average net assets[7,9] (%)	9.32[8]
Ratio of net investment income
to average net assets (%)	3.86[8]
Portfolio turnover (%)	1

See notes to financial statements.

13

F I N A N C I A L   H I G H L I G H T S

CLASS B SHARES

Period ended	12-31-05[1]

Per share operating performance
Net asset value,
beginning of period	$10.00
Net investment income[2,3]	0.02
Net realized and unrealized
gain on investments	0.27
Total from
investment operations	0.29
Less distributions
From net investment income	(0.03)
Net asset value, end of period	$10.26
Total return[4] (%)	2.93[5,6]

Ratios and supplemental data
Net assets, end of period
(in millions)	--[10]
Ratio of expenses
to average net assets[7] (%)	1.33[8]
Ratio of adjusted expenses
to average net assets[7,9] (%)	10.02[8]
Ratio of net investment income
to average net assets (%)	0.63[8]
Portfolio turnover (%)	1

See notes to financial statements.

14

F I N A N C I A L   H I G H L I G H T S

CLASS C SHARES

Period ended	12-31-05[1]

Per share operating performance
Net asset value, beginning of period	$10.00
Net investment income[2,3]	0.06
Net realized and unrealized
gain on investments	0.23
Total from
investment operations	0.29
Less distributions
From net investment income	(0.03)
Net asset value, end of period	$10.26
Total return[4] (%)	2.93[5,6]

Ratios and supplemental data
Net assets, end of period
(in millions)	$1
Ratio of expenses
to average net assets[7] (%)	1.33[8]
Ratio of adjusted expenses
to average net assets[7,9] (%)	10.02[8]
Ratio of net investment income
to average net assets (%)	2.17[8]
Portfolio turnover (%)	1

See notes to financial statements.

15

F I N A N C I A L   H I G H L I G H T S

CLASS R SHARES

Period ended	12-31-05[1]

Per share operating performance
Net asset value,
beginning of period	$10.00
Net investment loss[2,3]	(0.02)
Net realized and unrealized
gain on investments	0.32
Total from
investment operations	0.30
Less distributions
From net investment income	(0.04)
Net asset value, end of period	$10.26
Total return[4] (%)	3.01[5,6]

Ratios and supplemental data
Net assets, end of period
(in millions)	--[10]
Ratio of expenses
to average net assets[7] (%)	1.08[8]
Ratio of adjusted expenses
to average net assets[7,9] (%)	9.77[8]
Ratio of net investment loss
to average net assets (%)	(0.56)[8]
Portfolio turnover (%)	1

1 Beginning of operations from 9-19-05 through 12-31-05.

2 Based on the average of the shares outstanding.

3 Recognition of net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.

4 Assumes dividend reinvestment and does not reflect the effect of sales charges.

5 Not annualized.

6 Total return would have been lower had certain expenses not been reduced during the period shown.

7 Does not include expenses of the underlying funds in which the Fund invests. The estimated annual expense ratio of the underlying funds was 0.87% .

8 Annualized.

9 Does not take into consideration expense reductions during the period shown.

10 Less than $500,000.

See notes to financial statements.

16

NOTES TO STATEMENTS

Note A
Accounting policies

John Hancock Allocation Growth + Value Portfolio (the “Fund”) is a diversified series of John Hancock Capital Series, an open-end management investment company registered under the Investment Company Act of 1940. The investment objective of the Fund is to seek long-term growth of capital.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B, Class C and Class R shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

The Fund operates as a “fund of funds” which invests in shares of mutual funds (“underlying funds”) managed by affiliates of John Hancock Advisers, LLC (the “Adviser”). Each underlying fund’s accounting policies are outlined in the underlying fund’s financial statements, which are available on www.jhfunds.com.

Significant accounting policies
of the Fund are as follows:

Valuation of investments

Investments in underlying funds are valued at their respective net asset values each business day. Securities in the underlying funds’ portfolios are valued on the basis of market quotations, valuations provided by independent pricing services or, if quotations are not readily available, or the value has been materially affected by events occurring after the closing of a foreign market, at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments which have a remaining maturity of 60 days or less may be valued at amortized cost, which approximates market value.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net asset value of the respective classes. Distribution and service fees, if any, and transfer agent fees for Class R shares, are calculated daily at the class level based on the appropriate net asset value of each class and the

17

specific expense rate(s) applicable to each class.

Expenses

The majority of expenses are directly identifiable to an individual fund. Expenses that are not readily identifi-able to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative size of the funds. Expenses in the Fund’s Statement of Operations reflect the expenses of the Fund and do not include any indirect expenses related to the underlying funds.

Federal income taxes

The Fund qualifies as a “regulated investment company” by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Dividends, interest and distributions

Dividend income and capital gain distributions from underlying funds are recorded on the ex-dividend date. Interest income on investment securities is recorded on the accrual basis.

The Fund records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date.

During the period ended December 31, 2005 the tax character of distributions paid was as follows: ordinary income $12,142. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class.

As of December 31, 2005, the components of distributable earnings on a tax basis included $12,321 of undistributed long-term gain.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

Note B
Management fee and
transactions with
affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund does not pay a management fee to the Adviser. However, the Fund pays advisory fees to the Adviser indirectly as a shareholder in the underlying funds.

Effective December 31, 2005, the investment management teams of the Adviser were reorganized into Sovereign Asset Management LLC (“Sovereign”), a wholly owned subsidiary of John Hancock Life Insurance Company (“JHLICo”). The Adviser remains the principal advisor on the Fund and Sovereign acts as subadviser under the supervision of the Adviser. The restructuring did not have an impact on the Fund, which continues to be managed using the same investment philosophy and process. The Fund is not responsible for payment of the subadvisory fees.

The Adviser has agreed to limit the Fund’s expenses, excluding distribution and service fees and transfer agent fees, to 0.08% on an annual basis of the Fund’s average daily net asset value, until September 18, 2006.

18

Accordingly, the expense reductions related to this total expense limitation amounted to $35,639 for the period ended December 31, 2005. The Adviser reserves the right to terminate this limitation in the future.

The Fund has Distribution Plans with John Hancock Funds, LLC (“JH Funds”), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B, Class C and Class R, pursuant to Rule 12b-1 under the Investment Company Act of 1940, to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes monthly payments to JH Funds at an annual rate not to exceed 0.30% of Class A average daily net asset value, 1.00% of Class B and Class C average daily net asset value and 0.50% of Class R average daily net asset value. A maximum of 0.25% of such payments may be service fees, as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund’s 12b-1 payments could occur under certain circumstances. In addition, under a Service Plan for a Class R shares, the Fund pays up to 0.25% of Class R average daily net asset value for certain other services.

Class A shares are assessed up-front sales charges. During the year ended December 31, 2005, JH Funds received net up-front sales charges of $2,052 with regard to sales of Class A shares. Of this amount, $343 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $1,564 was paid as sales commissions to unrelated broker-dealers and $145 was paid as sales commissions to sales personnel of Signator Investors, Inc. (“Signator Investors”), a related broker-dealer. The Adviser’s indirect parent, JHLICo, is the indirect sole shareholder of Signator Investors.

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge (“CDSC”) at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used, in whole or in part, to defray its expenses for providing distribution-related services to the Fund in connection with the sale of Class B and Class C shares. During the period ended December 31, 2005, JH Funds received no CDSCs with regard to Class B and Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. (“Signature Services”), an indirect subsidiary of JHLICo. For Class A, Class B, Class C and Class R shares, the Fund pays a monthly transfer agent fee based on the number of shareholder accounts and reimbursement for certain out-of-pocket expenses, aggregated and allocated to each class on the basis of its relative net asset value. Signature Services has agreed to limit the transfer agent fee on Class A, Class B, Class C and Class R to 0.25% of each class’s average daily net asset value at least until September 18, 2006. Signature Services agreed to voluntarily reduce the Fund’s asset-based portion of the transfer agent fee if the total transfer agent fee exceeds the Lipper, Inc. median transfer agency fee for comparable mutual funds by greater than 0.05% . There were no transfer agent fee reductions during the period December 31, 2005. Signature Services reserves the right to terminate this limitation at any time.

19

The Adviser and other subsidiaries of JHLICo owned 10,033 Class A shares, 10,033 Class B shares, 10,033 Class C shares and 10,040 Class R shares of beneficial interest of the Fund on December 31, 2005.

Mr. James R. Boyle is Chairman of the Adviser, as well as affiliated Trustee of the Fund, and is compensated by the Adviser and/or its affiliates. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund’s deferred compensation liability are recorded on the Fund’s books as an other asset.  The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments, as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

Note C Fund share transactions

This listing illustrates the number of Fund shares sold, reinvested and repurchased during the last period, along with the corresponding dollar value.

	Period ended 12-31-05[1]
	Shares	Amount

Class A shares
Sold	157,269	$1,619,189
Distributions reinvested	737	7,665
Repurchased	(8,425)	(87,476)
Net increase	149,581	$1,539,378

Class B shares
Sold	47,599	$479,757
Distributions reinvested	136	1,415
Repurchased	(82)	(841)
Net increase	47,653	$480,331

Class C shares
Sold	64,676	$658,120
Distributions reinvested	195	2,032
Repurchased	(4)	(45)
Net increase	64,867	$660,107

Class R shares
Sold	10,000	$100,000
Distributions reinvested	40	412
Net increase	10,040	$100,412

Net increase	272,141	$2,780,228

1 Beginning of operations from 9-19-05 through 12-31-05.

20

Note D
Investment transactions

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the period ended December 31, 2005, aggregated $2,763,366 and $8,503, respectively.

The cost of investments owned on December 31, 2005, including short-term investments, for federal income tax purposes, was $2,754,966. Gross unrealized appreciation and depreciation of investments aggregated $6,083 and $4,407, respectively, resulting in net unrealized appreciation of $1,676. The difference between book basis and tax basis net unrealized appreciation of investments is attributable primarily to the tax deferral of losses on certain sales of securities.

Note E
Investments in
underlying funds

The Fund invests primarily in the underlying funds, which are managed by affili-ates of the Adviser. The Fund does not invest in the underlying funds for the purpose of exercising management or control. At December 31, 2005, the Fund held the following prorated share of total outstanding voting securities of the affiliated underlying funds:

NAME	% OF
OF ISSUER	SHARES HELD

John Hancock
Classic Value Fund	0.3%
John Hancock
U.S. Global Leaders
Growth Fund	0.8%

Note F
Reclassification of accounts

During the period ended December 31, 2005, the Fund reclassified amounts to reflect a decrease in accumulated net realized gain on investments of $35, a decrease in accumulated net investment loss of $2,082 and a decrease in capital paid-in of $2,047. This represents the amounts necessary to report these balances on a tax basis, excluding certain temporary differences, as of December 31, 2005. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America, and book and tax differences in accounting for non-deductible 12b-1 fees. The calculation of net investment income (loss) per share in the Fund’s Financial Highlights excludes these adjustments.

21

AUDITORS’ REPORT Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of John Hancock Allocation Growth + Value Portfolio Fund,

In our opinion, the accompanying statement of assets and liabilities, the related statements of operations and of changes in net assets, and the financial highlights present fairly, in all material respects, the financial position of John Hancock Allocation Growth + Value Portfolio Fund (the “Fund”) at December 31, 2005, the results of its operations, the changes in its net assets and the financial highlights for the period indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included con-firmation of securities at December 31, 2005 by correspondence with the transfer agent, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP Boston, Massachusetts February 15, 2006

22

TAX INFORMATION Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable period ended December 31, 2005.

With respect to the ordinary dividends paid by the Fund for the fiscal period ended December 31, 2005, 100% of the dividends qualify for the corporate dividends-received deduction.

The Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099-DIV for the calendar year 2005.

Shareholders were mailed a 2005 U.S. Treasury Department Form 1099-DIV in January 2006. This will reflect the total of all distributions that are taxable for calendar year 2005.

23

Board Consideration
of Investment
Advisory Agreement:
John Hancock
Allocation Growth +
Value Portfolio

Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”) requires the Board of Trustees (the “Board”) of John Hancock Capital Series (the “Trust”), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreement and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), initially to review and approve the investment advisory agreement (the “Advisory Agreement”) with John Hancock Advisers, LLC (the “Adviser”) for the John Hancock Allocation Growth + Value Portfolio (the “Fund”).

At a meeting held on June 7, 2005, the Board, including the Independent Trustees, considered the factors and reached the conclusions described below relating to the selection of the Adviser and the approval of the Advisory Agreement. During such meeting, the Board’s Contracts/Operations Committee and the Independent Trustees also met in executive sessions with their independent legal counsel. In evaluating the Advisory Agreement, the Board, including the Contracts/Operations Committee and the Independent Trustees, reviewed a broad range of information requested for this purpose by the Independent Trustees, including but not limited to, the advisory and other fees incurred by, and the expense ratios of, a group of comparable funds selected by the Adviser and the proposed fee and estimated expense ratio of the Fund. The Independent Trustees also considered information that was provided in connection with the Board’s annual review of the advisory agreement for other funds managed by the Adviser including (i) the Adviser’s financial results and condition, (ii) the background and experience of senior management and investment professionals, (iii) the nature, cost and character of advisory and non-investment management services provided by the Adviser and its affiliates to other series of the Trust and (iv) the Adviser’s record of compliance with applicable laws and regulations, with the Fund’s investment policies and restrictions, and with the Fund’s Code of Ethics and the structure and responsibilities of the Adviser’s compliance department.

Nature, extent and quality of services

The Board considered the ability of the Adviser, based on its resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. The Board further considered the compliance programs and compliance records of the Adviser. In addition, the Board took into account the administrative services to be provided to the Fund by the Adviser and its affiliates.

Based on the above factors, together with those referenced below, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser were sufficient to support approval of the Advisory Agreement.

Investment advisory fee rates and expenses

The Adviser does not charge an advisory fee to the Fund for investment advisory services, but the Fund pays a pro rata share of the advisory fees charged by the funds in which it invests (the “Underlying Funds”). Separately, the Board considered the advisory fees paid by the Underlying Funds to the Adviser and determined that such arrangements were in the best interests of the Underlying Funds and their shareholders. The Board concluded that in light of the absence of an advisory fee paid by the Fund and its determination regarding the reasonableness of the advisory fees borne by the

24

Underlying Funds, the overall arrangements with respect to the advisory fees paid indirectly by the Fund were reasonable in relation to the services to be provided.

The Board received and considered information regarding the Fund’s estimated total operating expense ratio and its various components, including contractual advisory fees, actual advisory fees, non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees. The Board also considered comparisons of these expenses to the expense information for the similar funds selected by the Adviser. The Board noted that the total operating expense ratio of the Fund, after expense limitations that will be in effect for the initial term of the Advisory Agreement, was projected to be lower than that of the peer group of funds. Based on the above-referenced considerations and other factors, the Board concluded that the Fund’s projected overall expense ratio supported the approval of the Advisory Agreement.

Information about services to other clients

The Board also received information about the nature, extent and quality of services and fee rates offered by the Adviser to its other clients, including other registered investment companies, institutional investors and separate accounts. The Board concluded that the Advisory Agreement Rate was not unreasonable, taking into account fee rates offered to others by the Adviser and giving effect to differences in services covered by such fee rates.

Other benefits to the Adviser

The Board received information regarding potential “fall-out” or ancillary bene-fits received by the Adviser and its affiliates as a result of the Adviser’s relationship with the Fund. Since the Fund uses a fund-of-fund structure, the principal fall out benefit was the increase in assets under management in the Underlying Funds and the fees the Adviser received from managing the Underlying Funds. Such benefits could also include, among others, benefits directly attributable to the relationship of the Adviser with the Fund and benefits potentially derived from an increase in the business of the Adviser as a result of its relationship with the Fund (such as the ability to market to shareholders other financial products offered by the Adviser and its affiliates).

The Board also considered the effectiveness of the Adviser’s and the Fund’s policies and procedures for complying with the requirements of the federal securities laws.

Factors not considered relevant at this time

In light of the fact that the Fund has not yet commenced normal operations, the Board noted that certain factors, such as investment performance, economies of scale and profitability, that will be relevant when the Board considers continuing the Advisory Agreement, are not germane to its initial approval.

Other factors and broader review

The Board regularly reviews and assesses the quality of the services that the other funds managed by the Adviser receive throughout the year. In this regard, the Board reviews reports of the Adviser at least quarterly, which include, among other things, a detailed portfolio review, detailed fund performance reports and compliance reports. In addition, the Board meets with portfolio managers and senior investment officers at various times throughout the year.

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the Advisory Agreement for the Fund was in the best interest of the Fund and its shareholders. Accordingly, the Board unanimously approved the Advisory Agreement.

25

TRUSTEES & OFFICERS

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the
Trustees manage the day-to-day operations of the Fund and
execute policies formulated by the Trustees.

Independent Trustees
Name, age		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

Ronald R. Dion, Born: 1946	2005	53
Independent Chairman (since 2005); Chairman and Chief Executive Officer,
R.M. Bradley & Co., Inc.; Director, The New England Council and Massachusetts
Roundtable; Trustee, North Shore Medical Center; Director, Boston Stock
Exchange; Director, BJ’s Wholesale Club, Inc. and a corporator of the Eastern
Bank; Trustee, Emmanuel College; Director, Boston Municipal Research Bureau;
Member of the Advisory Board, Carroll Graduate School of Management at
Boston College.

James F. Carlin, Born: 1940	2005	53
Director and Treasurer, Alpha Analytical Inc. (analytical laboratory) (since 1985);
Part Owner and Treasurer, Lawrence Carlin Insurance Agency, Inc. (since 1995);
Part Owner and Vice President, Mone Lawrence Carlin Insurance Agency, Inc.
(since 1996); Director and Treasurer, Rizzo Associates (engineering) (until 2000);
Chairman and CEO, Carlin Consolidated, Inc. (management/investments) (since
1987); Director and Partner, Proctor Carlin & Co., Inc. (until 1999); Trustee,
Massachusetts Health and Education Tax Exempt Trust (since 1993); Director of the following: Uno Restaurant Corp. (until 2001), Arbella Mutual (insurance)
(until 2000), HealthPlan Services, Inc. (until 1999), Flagship Healthcare, Inc. (until
1999), Carlin Insurance Agency, Inc. (until 1999); Chairman, Massachusetts
Board of Higher Education (until 1999).

Richard P. Chapman, Jr.,[2] Born: 1935	2005	53
President and Chief Executive Officer, Brookline Bancorp Inc. (lending)
(since 1972); Director, Lumber Insurance Co. (insurance) (until 2000);
Chairman and Director, Northeast Retirement Services, Inc. (retirement administration) (since 1998).

William H. Cunningham, Born: 1944	2005	143
Former Chancellor, University of Texas System and former President of the
University of Texas, Austin, Texas; Chairman and CEO, IBT Technologies (until
2001); Director of the following: Hire.com (until 2004), STC Broadcasting, Inc.
and Sunrise Television Corp. (until 2001), Symtx, Inc. (electronic manufacturing)
(since 2001), Adorno/Rogers Technology, Inc. (until 2004), Pinnacle Foods
Corporation (until 2003), rateGenius (until 2003), Jefferson-Pilot Corporation
(diversified life insurance company), New Century Equity Holdings (formerly

26

Independent Trustees (continued)
Name, age		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

William H. Cunningham, Born: 1944 (continued)	2005	143
Billing Concepts) (until 2001), eCertain (until 2001), ClassMap.com (until
2001), Agile Ventures (until 2001), AskRed.com (until 2001), Southwest Airlines,
Introgen and Viasystems, Group, Inc. (electronic manufacturer) (until 2003);
Advisory Director, Interactive Bridge, Inc. (college fundraising) (until 2001);
Advisory Director, Q Investments (until 2003); Advisory Director, JP Morgan
Chase Bank (formerly Texas Commerce Bank – Austin), LIN Television (since
2002), WilTel Communications (until 2003) and Hayes Lemmerz International,
Inc. (diversified automotive parts supply company) (since 2003).

Charles L. Ladner,[2] Born: 1938	2005	143
Chairman and Trustee, Dunwoody Village, Inc. (retirement services) (until 2003);
Senior Vice President and Chief Financial Officer, UGI Corporation (public utility holding company) (retired 1998); Vice President and Director for AmeriGas, Inc.
(retired 1998); Director of AmeriGas Partners, L.P. (until 1997) (gas distribution);
Director, EnergyNorth, Inc. (until 1995); Director, Parks and History Association
(since 2001).

John A. Moore,[2] Born: 1939	2005	53
President and Chief Executive Officer, Institute for Evaluating Health Risks,
(nonprofit institution) (until 2001); Chief Scientist, Sciences International (health research) (until 2003); Principal, Hollyhouse (consulting) (since 2000); Director,
CIIT (nonprofit research) (since 2002).

Patti McGill Peterson,[2] Born: 1943	2005	53
Executive Director, Council for International Exchange of Scholars and Vice
President, Institute of International Education (since 1998); Senior Fellow, Cornell
Institute of Public Affairs, Cornell University (until 1998); Former President of
Wells College and St. Lawrence University; Director, Niagara Mohawk Power
Corporation (until 2003); Director, Ford Foundation, International Fellowships
Program (since 2002); Director, Lois Roth Endowment (since 2002); Director,
Council for International Educational Exchange (since 2003).

Steven R. Pruchansky, Born: 1944	2005	53
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc.
(since 2000); Director and President, Greenscapes of Southwest Florida, Inc.
(until 2000); Managing Director, JonJames, LLC (real estate) (since 2001);
Director, First Signature Bank & Trust Company (until 1991); Director, Mast
Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991).

27

Non-Independent Trustee[3]
Name, age		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

James R. Boyle, Born: 1959	2005	237
President, John Hancock Annuities; Executive Vice President, John Hancock
Life Insurance Company (since June, 2004); Chairman and Director, John
Hancock Advisers, LLC (the “Adviser”); John Hancock Funds, LLC (“John
Hancock Funds”) and The Berkeley Financial Group, LLC (“The Berkeley
Group”) (holding company) (since 2005); President, U.S. Annuities; Senior
Vice President, The Manufacturers Life Insurance Company (U.S.A.) (prior to 2004).

Principal officers who are not Trustees
Name, age
Position(s) held with Fund		Officer
Principal occupation(s) and		of Fund
directorships during past 5 years		since

Keith F. Hartstein, Born: 1956		2005
President and Chief Executive Officer
Senior Vice President, Manulife Financial Corporation (since 2004); Director,
President and Chief Executive Officer, the Adviser and The Berkeley Group;
Director, President and Chief Executive Officer, John Hancock Funds; Director,
President and Chief Executive Officer, Sovereign Asset Management LLC
(“Sovereign”); Director, John Hancock Signature Services, Inc.; President, John
Hancock Trust; Chairman and President, NM Capital Management, Inc. (NM
Capital) (since 2005); Chairman, Investment Company Institute Sales Force
Marketing Committee (since 2003); Executive Vice President, John Hancock
Funds (until 2005).

William H. King, Born: 1952		2005
Vice President and Treasurer
Vice President and Assistant Treasurer, the Adviser; Vice President and Treasurer
of each of the John Hancock funds advised by the Adviser; Assistant Treasurer of each of the John Hancock funds (until 2001).

Francis V. Knox, Jr., Born: 1947		2005
Vice President and Chief Compliance Officer
Vice President and Chief Compliance Officer for John Hancock Investment
Company, John Hancock Life Insurance Company (U.S.A.), John Hancock Life
Insurance Company and John Hancock Funds (since 2005); Vice President and
Assistant Treasurer, Fidelity Group of Funds (until 2004); Vice President and
Ethics & Compliance Officer, Fidelity Investments (until 2001).

John G. Vrysen, Born: 1955		2005
Executive Vice President and Chief Financial Officer; Director, the Adviser,
The Berkeley Group and John Hancock Funds.
Executive Vice President and Chief Financial Officer, the Adviser, Sovereign,
The Berkeley Group and John Hancock Funds (since 2005); Vice President and
General Manager, Fixed Annuities, U.S. Wealth Management (until 2005); Vice
President, Operations, Manulife Wood Logan (July 2000 thru September 2004).

28

Notes to Trustees and Officers pages

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available, without charge, upon request, by calling 1-800-225-5291.

1 Each Trustee serves until resignation, retirement age or until his or her successor is elected.

2 Member of Audit Committee.

3 Non-independent Trustees hold positions with the Fund’s investment adviser, underwriter and certain other affiliates.

29

OUR FAMILY OF FUNDS

Equity	Balanced Fund
Classic Value Fund
Core Equity Fund
Focused Equity Fund
Greater China Opportunities Fund
Growth Trends Fund
International Fund
Large Cap Equity Fund
Large Cap Select Fund
Mid Cap Equity Fund
Mid Cap Growth Fund
Multi Cap Growth Fund
Small Cap Fund
Small Cap Equity Fund
Small Cap Growth Fund
Small Cap Intrinsic Value Fund
Sovereign Investors Fund
U.S. Global Leaders Growth Fund

Asset Allocation and	Allocation Growth + Value Portfolio
Lifestyle Portfolios	Allocation Core Portfolio
Lifestyle Aggressive Portfolio
Lifestyle Growth Portfolio
Lifestyle Balanced Portfolio
Lifestyle Moderate Portfolio
Lifestyle Conservative Portfolio

Sector	Financial Industries Fund
Health Sciences Fund
Real Estate Fund
Regional Bank Fund
Technology Fund
Technology Leaders Fund

Income	Bond Fund
Government Income Fund
High Yield Fund
Investment Grade Bond Fund
Strategic Income Fund

Tax-Free Income	California Tax-Free Income Fund
High Yield Municipal Bond Fund
Massachusetts Tax-Free Income Fund
New York Tax-Free Income Fund
Tax-Free Bond Fund

Money Market	Money Market Fund
U.S. Government Cash Reserve

For more complete information on any John Hancock Fund and a prospectus, which includes charges and expenses, call your financial professional, or John Hancock Funds at 1-800-225-5291. Please read the prospectus carefully before investing or sending money.

30

ELECTRONIC DELIVERY Now available from John Hancock Funds

Instead of sending annual and semiannual reports and prospectuses through the U.S. mail, we’ll notify you by e-mail when these documents are available for online viewing.

How does electronic delivery benefit you?

* No more waiting for the mail to arrive; you’ll receive an
e-mail notification as soon as the document is ready for
online viewing.

* Reduces the amount of paper mail you receive from
John Hancock Funds.

* Reduces costs associated with printing and mailing.

Sign up for electronic delivery today at
www.jhfunds.com/edelivery

31

OUR WEB SITE

A wealth of information -- www.jhfunds.com

View the latest information for your account.

Transfer money from one account to another.

Get current quotes for major market indexes.

Use our online calculators to help you with your
financial goals.

Get up-to-date commentary from John Hancock
Funds investment experts.

Access forms, applications and tax information.

32

For more information

The Fund’s proxy voting policies, procedures and records are available without charge, upon request:

By phone	On the Fund’s Web site	On the SEC’s Web site
1-800-225-5291	www.jhfunds.com/proxy	www.sec.gov

Investment adviser	Custodian	Legal counsel
John Hancock Advisers, LLC	The Bank of New York	Wilmer Cutler Pickering
601 Congress Street	One Wall Street	Hale and Dorr LLP
Boston, MA 02210-2805	New York, NY 10286	60 State Street
Boston, MA 02109-1803
Principal distributor	Transfer agent
John Hancock Funds, LLC	John Hancock Signature	Independent registered
601 Congress Street	Services, Inc.	public accounting firm
Boston, MA 02210-2805	1 John Hancock Way,	PricewaterhouseCoopers LLP
	Suite 1000	125 High Street
	Boston, MA 02217-1000	Boston, MA 02110

The Fund’s investment objective, risks, charges and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, call your financial professional, call John Hancock Funds at 1-800-225-5291, or visit the Fund’s Web site at www.jhfunds.com. Please read the prospectus carefully before investing or sending money.

How to contact us

Internet	www.jhfunds.com

Mail	Regular mail:	Express mail:
	John Hancock	John Hancock
	Signature Services, Inc.	Signature Services, Inc.
	1 John Hancock Way, Suite 1000	Mutual Fund Image Operations
	Boston, MA 02217-1000	380 Stuart Street
Boston, MA 02116

Phone	Customer service representatives	1-800-225-5291
	24-hour automated information	1-800-338-8080
	TDD line	1-800-554-6713

A listing of month-end portfolio holdings is available on our Web site, www.jhfunds.com. A more detailed portfolio holdings summary is available on a quarterly basis 60 days after the fiscal quarter on our Web site or upon request by calling 1-800-225-5291, or on the Securities and Exchange Commission’s Web site, www.sec.gov.

33

1-800-225-5291
1-800-554-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds. com

Now available: electronic delivery www.jhfunds. com/edelivery

This report is for the information of the shareholders of John Hancock Allocation Growth + Value Portfolio.

9300A 12/05 2/06

ITEM 2. CODE OF ETHICS.

As of the end of the period, December 31, 2005, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the “Senior Financial Officers”). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

The code of ethics was amended effective May 1, 2005 to address new Rule 204A-1 under the Investment Advisers Act of 1940 and to make other related changes.

The most significant amendments were:

(a) Broadening of the General Principles of the code to cover compliance with all federal securities laws.

(b) Eliminating the interim requirements (since the first quarter of 2004) for access persons to preclear their personal trades of John Hancock mutual funds. This was replaced by post-trade reporting and a 30 day hold requirement for all employees.

(c) A new requirement for “heightened preclearance” with investment supervisors by any access person trading in a personal position worth $100,000 or more.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Charles L. Ladner is the audit committee financial expert and is “independent”, pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant(s) in connection with statutory and regulatory filings or engagements amounted to $75,050 for the fiscal year ended December 31, 2004 (broken out as follows: John Hancock Allocation Core Portfolio - $10,000, John Hancock Allocation Growth + Value Portfolio - $10,000, John Hancock Classic Vaule Fund - $17,850, John Hancock Core Equity Fund - $19,200, John Hancock Large Cap Select Fund - $18,600 and John Hancock U.S. Global Leaders Growth Fund - $19,400) and $106,830 for the fiscal year ended December 31, 2005 (broken out as follows: John Hancock Classic Value Fund - $21,750, John Hancock Core Equity Fund - $20,175, John Hancock Large Cap Select Fund - $22,550 and John Hancock U.S. Global Leaders Growth Fund - $22,355). John Hancock Allocation Core Portfolio and John Hancock Allocation Growth Value Portfolio are in their first year of operations, becoming effective September 19, 2005. These fees were billed to the registrant and were approved by the registrant’s audit committee.

(b) Audit-Related Services

There were no audit-related fees during the fiscal year ended December 31, 2004 and fiscal year ended December 31, 2005 billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant ("control affiliates").

(c) Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the tax compliance, tax advice and tax planning (“tax fees”) amounted to $11,550 for the fiscal year ended December 31, 2004 (broken out as follows: John Hancock Classic Value Fund - $3,150, John Hancock Core Equity Fund - $2,300, John Hancock Large Cap Select Fund - $2,400 and John Hancock U.S. Global Leaders Growth Fund - $3,700) and $14,200 for the fiscal year ended December 31, 2005 (broken out as follows: John Hancock Allocation Core Portfolio - $1,050, John Hancock Allocation Growth + Value Portfolio - $1,050, John Hancock Classic Value Fund - $3,300, John Hancock Core Equity Fund - $2,400, John Hancock Large Cap Select Fund - $2,500 and John Hancock U.S. Global Leaders Growth Fund - $3,900). The nature of the services comprising the tax fees was the review of the registrant’s income tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant’s audit committee. There were no tax fees billed to the control affiliates.

(d) All Other Fees

There were no other fees during the fiscal year ended December 31, 2004 and fiscal year ended December 31, 2005 billed to the registrant or to the control affiliates.

(e)(1) See attachment "Approval of Audit, Audit-related, Tax and Other Services", with the audit committee pre-approval policies and procedures.

(e)(2) There were no fees that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2004 and December 31, 2005 on behalf of the registrant or on behalf of the control affiliates that relate directly to the operations and financial reporting of the registrant.

(f) According to the registrant’s principal accountant, for the fiscal year ended December 31, 2005, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g) The aggregate non-audit fees billed by the registrant's accountant(s) for services rendered to the registrant and rendered to the registrant's control affiliates for each of the last two fiscal years of the registrant were $123,012 for the fiscal year ended December 31, 2004, and $36,200 for the fiscal year ended December 31, 2005.

(h) The audit committee of the registrant has considered the non-audit services provided by the registrant’s principal accountant(s) to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant(s)' independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Dr. John A. Moore - Chairman
Richard P. Chapman, Jr.
Charles L. Ladner
Patti McGill Peterson

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT
COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to previously disclosed John Hancock Funds - Administration Committee Charter and John Hancock Funds – Governance Committee Charter.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics for Senior Financial Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Approval of Audit, Audit-related, Tax and Other Services is attached.

(c)(2) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Capital Series

By: /s/ Keith F. Hartstein
-------------------------------------
Keith F. Hartstein
President and Chief Executive Officer

Date: February 27, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Keith F. Hartstein
-------------------------------------
Keith F. Hartstein
President and Chief Executive Officer

Date: February 27, 2006

By: /s/ John G. Vrysen
-------------------------------------
John G. Vrysen
Executive Vice President and Chief Financial Officer

Date: February 27, 2006